Securities Act Registration No. 033-96634

Investment Company Act Reg. No. 811-09094

SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No. ____	☐

Post-Effective Amendment No. 46	☒
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 47 ☒

 (Check appropriate box or boxes.)

LEUTHOLD FUNDS, INC.

(Exact Name of Registrant as Specified in Charter)

33 South Sixth Street, Suite 4600

Minneapolis, Minnesota	55402
(Address of Principal Executive Offices)	(ZIP Code)

(612) 332-9141

(Registrant’s Telephone Number, including Area Code)

Copy to:
John C. Mueller
The Leuthold Group, LLC d/b/a Leuthold Weeden Capital Management	Peter D. Fetzer
33 South Sixth Street	Foley & Lardner LLP
Suite 4600	777 East Wisconsin Avenue
Minneapolis, Minnesota 55402	Milwaukee, Wisconsin 53202 _
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective.

It is proposed that this filing become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)

☒	on January 31, 2018 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on (date) pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus

January 31, 201 8

The Leuthold Funds

Leuthold Core Investment Fund
Retail Class Shares	LCORX
Institutional Class Shares	LCRIX

Leuthold Global Fund
Retail Class Shares	GLBLX
Institutional Class Shares	GLBIX

Leuthold Select Industries Fund	LSLTX

Leuthold Global Industries Fund
Retail Class Shares	LGINX
Institutional Class Shares	LGIIX

Grizzly Short Fund	GRZZX

Please read this Prospectus and keep it for future reference. It contains important information, including information on how the Funds invest and the services they offer to stock holders.

An investment in the Funds is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

SUMMARY INFORMATION

Leuthold Core Investment Fund

Investment Objective

Leuthold Core Investment Fund seeks capital appreciation and income (or “total return”) in amounts attainable by assuming only prudent investment risk over the long term.

Fund Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Retail (LCORX)	Institutional (LCRIX)
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load)
Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Deferred Sales Charge (Load) Imposed on Reinvested Dividends and Distributions	None	None
Redemption Fee (as a percentage of amount redeemed within 5 business days of purchase)	2%	2%
Exchange Fee (as a percentage of amount exchanged within 5 business days of purchase)	2%	2%

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.90%		0.90%
Distribution (12b-1) Fees	None		None
Other Expenses	0.37%		0.26%
Service Fees	0.11%		None
Dividends on Short Positions	0.02%		0.02%
All Remaining Other Expenses	0.18%		0.18%
Acquired Fund Fees and Expenses	0.06	%1	0.06	%1
Total Annual Fund Operating Expenses	1.27%		1.16%

1	Acquired Fund Fees and Expenses are not directly borne by the Fund, and they are not reflected in the Fund’s financial statements, with the result that the information presented in the expense table may differ from that presented in the financial highlights.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Retail
(LCORX)	$129	$403	$697	$1,534
Institutional
(LCRIX)	$118	$368	$638	$1,409

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 52.36 % of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund is a “flexible” fund, meaning that it allocates its investments among:

Common stocks and other equity securities (including common stocks, preferred stocks, convertible preferred stocks, warrants, options, and American Depository Receipts, and may engage in short sales of equity securities);

Bonds and other debt securities (including U.S. and some developed and emerging foreign government-related securities (including those issued by sovereign and local governments and their sponsored

Prospectus	1

entities), U.S. and some foreign corporate securities, and securitized debts, both above and below investment grade);

Real estate investment trusts;

Commodities (including both physical commodities and commodity-based exchange-traded funds); and

Money market instruments;

in proportions which reflect the judgment of Leuthold Weeden Capital Management (referred to as the Adviser) of the potential returns and risks of each asset class. The Adviser considers a number of factors when making these allocations, including economic conditions and monetary factors, inflation and interest rate levels and trends, investor confidence, and technical stock market measures.

The Fund expects that normally:

30% to 70% of its net assets will be invested in common stocks and other equity securities;

30% to 70% of its net assets will be invested in bonds and other debt securities (other than money market instruments), except during prolonged periods of low interest rates; and

up to 20% of its assets will be invested in money market instruments.

The Fund’s investments in common stocks and other equity securities may consist of:

Large, mid, or small capitalization common stocks;

Growth stocks, value stocks, or cyclical stocks;

Aggressive stocks or defensive stocks;

Stocks in any industry or sector;

Equity mutual funds and exchange-traded funds;

Stocks in emerging and less developed markets;

Common stocks of foreign issuers; and

Options.

In investing in equity securities and debt securities, the Fund uses a disciplined, unemotional, quantitative investment approach that is based on the belief investors can achieve superior investment performance through group selection (Select Industries Strategy).

Pursuant to the Select Industries Strategy, the Adviser believes that as shifts among industry groups in the equity market have become more dramatic, group selection has become as important as individual stock selection in determining investment performance. The Adviser considers a group to be a collection of stocks whose investment performance tends to be similarly influenced by a variety of factors. The Adviser currently monitors about 110 groups. The major types of groups the Adviser monitors as part of the Select Industries Strategy are Industry Specific Groups comprised of narrower themes. Examples include “Airlines,” “Health Care Facilities” or “Semiconductors”.

The Adviser continuously updates its investment discipline and adjusts the Fund’s portfolio as necessary to keep the Fund invested in stocks in those groups which the Adviser believes are the most attractive. Such adjustments usually results in high portfolio turnover.

The Fund may invest in U.S. and some foreign (developed and emerging) government-related securities, including those issued by sovereign and local governments and their sponsored entities, U.S. and some foreign corporate securities, and securitized debts. The Funds may invest in both above and below investment grade securities or mutual funds and exchange-traded funds that invest in these securities.

The Fund may engage in short sales of index-related and other equity securities to reduce its equity exposure or to profit from an anticipated decline in the price of the security sold short.

The Fund’s investments are allocated among common stocks, corporate bonds, government bonds, real estate investment trusts, commodities (including both physical commodities and commodity-based exchange-traded funds), and cash equivalents. Portfolio weightings in these asset classes are driven

2	Prospectus

by models that (1) determine the relative appeal of each asset class in relation to the others, and (2) the return potential of each asset class on an absolute, or stand-alone, basis.

Principal Risks of Investing in the Fund

Investors in the Fund may lose money. The principal risks of investing in the Fund, including the risks to which the Fund’s portfolio as a whole is subject and the circumstances reasonably likely to affect adversely the Fund’s performance, are summarized below.

Market Risk: The prices of the securities, particularly the common stocks, in which the Fund invests may decline for a number of reasons. The price declines of common stocks, in particular, may be steep, sudden, and/or prolonged.

Interest Rate Risk: In general, the value of bonds and other debt securities falls when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes than shorter term obligations. While bonds and other debt securities normally fluctuate less in price than common stocks, there have been extended periods of increases in interest rates that have caused significant declines in bond prices.

Credit Risk: The issuers of the bonds and other debt securities held by the Fund or by the mutual funds in which the Fund invests may not be able to make interest or principal payments. Even if these issuers are able to make interest or principal payments, they may suffer adverse changes in financial condition that would lower the credit quality of the security, leading to greater volatility in the price of the security.

Foreign and Emerging Markets Securities Risk: The securities of foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. The costs associated with securities transactions are often higher in foreign countries than the U.S. The U.S. dollar value of foreign securities traded in foreign currencies (and any dividends and interest earned) held by the Fund or by mutual funds in which the Fund invests may be affected unfavorably by changes in foreign currency exchange rates. An increase in the U.S. dollar relative to these other currencies will adversely affect the Fund. Additionally, investments in foreign securities, even those publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments. Foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. Substantial withholding taxes may apply to distributions from foreign companies. Foreign companies may not be subject to the same regulatory requirements of U.S. companies, and as a consequence, there may be less publicly available information about such companies. Also, foreign companies may not be subject to uniform accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. Foreign governments and foreign economies often are less stable than the U.S. government and the U.S. economy. The risks associated with international investing will be greater in emerging markets than in more developed foreign markets because, among other things, emerging markets may have less stable political and economic environments.

Short Sales Risk: The Fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. It is possible that the Fund’s long positions will decline in value at the same time that the value of its short positions increase, thereby increasing potential losses to the Fund. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in

Prospectus	3

value, thus resulting in a loss to the Fund. The Fund’s investment performance will also suffer if it is required to close out a short position earlier than it had intended. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions. These expenses may negatively impact the performance of the Fund. Short positions introduce more risk to the Fund than long positions (purchases) because the maximum sustainable loss on a security purchased (held long) is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. Therefore, in theory, securities sold short have unlimited risk.

High Portfolio Turnover Risk: The Fund’s annual portfolio turnover rate generally exceeds 100%. (Generally speaking, a turnover rate of 100% occurs when the Fund replaces securities valued at 100% of its average net assets within a one year period.) High portfolio turnover (100% or more) will result in the Fund incurring more transaction costs such as brokerage commissions or mark-ups or mark-downs. Payment of those transaction costs reduces total return. High portfolio turnover could result in the payment by the Fund’s stock holders of increased taxes on realized gains. Distributions to the Fund’s stock holders, to the extent they are short-term capital gains, will be taxed at ordinary income rates for federal income tax purposes, rather than at lower capital gains rates.

Asset Allocation Risk: The Fund’s performance will also be affected by the Adviser’s ability to anticipate correctly the relative potential returns and risks of the asset classes in which the Fund invests. For example, the Fund’s relative investment performance would suffer if only a small portion of its assets were allocated to stocks during a significant stock market advance, and its absolute investment performance would suffer if a major portion of its assets were allocated to stocks during a market decline. Finally, since the Fund intends to assume only prudent investment risk, there will be periods in which the Fund underperforms mutual funds that are willing to assume greater risk.

Quantitative Investment Approach Risk: The Fund utilizes a quantitative investment approach. While the Adviser continuously reviews and refines, if necessary, its investment approach, there may be market conditions where the quantitative investment approach performs poorly.

Liquidity Risk: Liquidity risk is the risk, due to certain investments trading in lower volumes or to market and economic conditions, that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects based on the Fund’s valuation of the investments. Events that may lead to increased redemptions, such as market disruptions, may also negatively impact the liquidity of the Fund’s investments when it needs to dispose of them. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. Liquidity issues may also make it difficult to value the Fund’s investments.

As a result, the Fund is a suitable investment only for those investors who have medium to long-term investment goals. Prospective investors who are uncomfortable with an investment that may decrease in value should not invest in the Fund. The Adviser does not intend the Fund to be a fixed, balanced investment program. Rather, the Fund is intended to be a flexible core investment suitable for long-term investors. Long-term investors may wish to supplement an investment in the Fund with other investments to satisfy their short-term financial needs and to diversify their exposure to various markets and asset classes.

4	Prospectus

Performance Information

The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in its performance from year to year and how its average annual returns over various periods compare with those of an index that reflects a broad measure of market performance, as well as additional indices that reflect the performance of investments similar to those of the Fund. The bar chart shows the performance of the Fund’s Retail Class shares, and performance of the Fund’s Institutional Class shares will differ from those shown to the extent that the classes of shares do not have the same expenses or inception date. Please remember that the Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. It may perform better or worse in the future. Updated performance information is available on the Fund’s website, www.leutholdfunds.com.

Leuthold Core Investment Fund
Total Return of the Retail Shares

(per calendar year)

Note: During the ten year period shown on the bar chart, the Fund’s highest total return for a quarter was 16.10% (quarter ended September 30, 2009) and the lowest total return for a quarter was -14.71% (quarter ended December 31, 2008).

Average Annual Total Returns

(for the periods ended December 31, 201 7 )

	Past Year	Past 5 Years	Past 10 Years
Leuthold Core Investment Fund
(Retail – LCORX)
Return Before Taxes	15.76%	9.16%	4.29%
Return After Taxes on Distributions	14.90%	7.83%	3.52%
Return After Taxes on Distributions and Sale of Fund Shares	9.63%	6.91%	3.21%
Leuthold Core Investment Fund
(Institutional – LCRIX)
Return Before Taxes	15.88%	9.27%	4.40%
S&P 500 Index	21.83%	15.79%	8.50%
Lipper Flexible Portfolio Funds Index	15.47%	7.77%	5.21%
Morningstar Tactical Allocation Index	12.63%	5.36%	3.78%
Bloomberg Barclays Global Aggregate Index	7.40%	0.79%	3.09%

The inception date for Institutional Shares is January 31, 2006.

We use the Lipper Flexible Portfolio Funds Index, the Morningstar Tactical Allocation Index, and Bloomberg Barclays Global Aggregate Index because those indices compare the Fund’s performance with the returns of indices reflecting the performance of investments similar to those of the Fund.

The after-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund’s return after taxes on distributions and sale of Fund shares may be higher than the other return figures for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.

One of the Fund’s additional indices has changed. Previously, the Fund used the Barclays U.S. Aggregate Index, but now the Fund uses the Bloomberg Barclays Global Aggregate Index, because the new index better reflects both the underlying holdings of the Fund and the investible stock universe for the Fund. The average annual total returns of the Barclays U.S. Aggregate Index for the one-year, five-year and ten-year periods ended December 31, 2017 were 3.54%,2.10%and 4.01%,respectively.

Prospectus	5

Investment Adviser

Leuthold Weeden Capital Management is the investment adviser to the Fund.

Portfolio Managers

Douglas R. Ramsey, CFA, Chun Wang, CFA, Jun Zhu, CFA, and Greg M. Swenson, CFA, are the portfolio managers of the Fund. Mr. Ramsey is the chief investment officer and a portfolio manager of the Adviser and has been a senior analyst of The Leuthold Group since 2005. Mr. Wang is a portfolio manager of the Adviser and has been a senior analyst of The Leuthold Group since 2009. Ms. Zhu is a portfolio manager of the Adviser and has been a senior analyst of The Leuthold Group since 2008. Mr. Swenson is a portfolio manager of the Adviser and has been a senior analyst of The Leuthold Group since 2006.

For important information about purchase and sale of Fund shares, tax information, and payments to financial intermediaries, please turn to “Important Additional Fund Information” on page 25 of this Prospectus.

6	Prospectus

Leuthold Global Fund

Investment Objective

Leuthold Global Fund seeks capital appreciation and income (or “total return”) in amounts attainable by assuming only prudent investment risk over the long term.

Fund Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Retail	Institutional
	(GLBLX)	(GLBIX)
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Deferred Sales Charge (Load) Imposed on Reinvested Dividends and Distributions	None	None
Redemption Fee (as a percentage of amount redeemed within 5 business days of purchase)	2%	2%
Exchange Fee (as a percentage of amount exchanged within 5 business days of purchase)	2%	2%

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%	0.90%
Distribution (12b-1) Fees	0.20%	None
Other Expenses	0.52%	0.52%
All Remaining Other Expenses	0.46%	0.46%
Acquired Fund Fees and Expenses	0.06%[1]	0.06%[1]
Total Annual Fund Operating Expenses	1.62%	1.42%

1	Acquired Fund Fees and Expenses are not directly borne by the Fund, and they are not reflected in the Fund’s financial statements, with the result that the information presented in the expense table may differ from that presented in the financial highlights.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One	Three	Five	Ten
	Year	Years	Years	Years
Retail
(GLBLX)	$165	$511	$881	$1,922
Institutional
(GLBIX)	$145	$449	$776	$1,702

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 63.13 % of the average value of its portfolio.

Principal Investment Strategies of the Fund

Leuthold Global Fund is a “flexible” fund, meaning that it allocates its investments among:

Common stocks and other equity securities (including common stocks, preferred stocks, convertible preferred stocks, warrants, options, and American Depository Receipts, and may engage in short sales of equity securities);

Prospectus	7

Bonds and other debt securities (including global developed and emerging government-related securities (including those issued by sovereign and local governments and their sponsored entities), global corporate securities, and securitized debts both above and below investment grade); and

Money market instruments from around the world;

in proportions which reflect the judgment of Leuthold Weeden Capital Management (referred to as the Adviser) of the potential returns and risks of each asset class.

The Adviser considers a number of factors when making these allocations, including economic conditions and monetary factors, inflation and interest rate levels and trends, investor confidence, and technical stock market measures. Normally, the Fund will invest at least 40% of its assets in securities from international markets, unless market conditions are not deemed favorable by the Adviser, in which case the Fund may invest less than 40% of its assets in securities from international markets (but in any event not less than 30%). While at least 40% of the Fund’s assets will be invested in securities from international markets, the Fund’s investments will be allocated among the following categories, with portions of each being made up of domestic and international securities:

30% to 70% of its net assets will be invested in common stocks and other equity securities;

30% to 70% of its net assets will be invested in bonds and other debt securities (other than money market instruments), except during prolonged periods of low interest rates; and

up to 20% of its assets will be invested in money market instruments.

The Fund’s investments in common stocks and other equity securities may consist of the following from around the world:

Large, mid, or small capitalization common stocks;

Growth stocks, value stocks, or cyclical stocks;

Aggressive stocks or defensive stocks;

Stocks in any industry or sector;

Equity mutual funds and exchange-traded funds; and

Options.

In investing in equity securities and debt securities, the Fund utilizes a disciplined, unemotional, quantitative investment approach that is based on the belief investors can achieve superior investment performance through group selection (Global Group Strategy). The Fund will invest in domestic and foreign companies of all sizes and industries as well as in “growth” stocks and “value” stocks.

The Adviser currently monitors about 90 global groups. The major types of groups the Adviser monitors are Industry Specific Groups comprised of narrower themes. Examples include “Airlines,” “Health Care Facilities” or “Semiconductors”.

The Adviser continuously updates its investment discipline and adjusts the Fund’s portfolio as necessary to keep the Fund invested in stocks in those groups which the Adviser believes are the most attractive. Such adjustments may result in high portfolio turnover.

The Fund may invest in global (developed and emerging) government related securities, including those issued by sovereign and local governments and their sponsored entities, global corporate securities, and securitized debts. The Fund may invest in both above and below investment grade securities or mutual funds and exchange-traded funds that invest in these securities.

8	Prospectus

The Fund may engage in short sales of index-related and other equity securities to reduce its equity exposure or to profit from an anticipated decline in the price of the security sold short.

Principal Risks of Investing in the Fund

Investors in the Fund may lose money. The principal risks of investing in the Fund, including the risks to which the Fund’s portfolio as a whole is subject and the circumstances reasonably likely to affect adversely the Fund’s performance, are summarized below.

Market Risk: The prices of the securities, particularly the common stocks, in which the Fund invests may decline for a number of reasons. The price declines of common stocks, in particular, may be steep, sudden, and/or prolonged.

Interest Rate Risk: In general, the value of bonds and other debt securities falls when interest rates rise. Longer term obligations are usually more sensitive to interest rate changes than shorter term obligations. While bonds and other debt securities normally fluctuate less in price than common stocks, there have been extended periods of increases in interest rates that have caused significant declines in bond prices.

Credit Risk: The issuers of the bonds and other debt securities held by the Fund or by the mutual funds in which the Fund invests may not be able to make interest or principal payments. Even if these issuers are able to make interest or principal payments, they may suffer adverse changes in financial condition that would lower the credit quality of the security, leading to greater volatility in the price of the security.

Foreign Securities Risk: The securities of foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. The costs associated with securities transactions are often higher in foreign countries than the U.S. The U.S. dollar value of foreign securities traded in foreign currencies (and any dividends and interest earned) held by the Fund or by mutual funds in which the Fund invests may be affected unfavorably by changes in foreign currency exchange rates. An increase in the U.S. dollar relative to these other currencies will adversely affect the Fund. Additionally, investments in foreign securities, even those publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments. Foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. Substantial withholding taxes may apply to distributions from foreign companies. Foreign companies may not be subject to the same regulatory requirements of U.S. companies, and as a consequence, there may be less publicly available information about such companies. Also, foreign companies may not be subject to uniform accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. Foreign governments and foreign economies often are less stable than the U.S. government and the U.S. economy.

Short Sales Risk: The Fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. It is possible that the Fund’s long positions will decline in value at the same time that the value of its short positions increase, thereby increasing potential losses to the Fund. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as”covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund.

Prospectus	9

The Fund’s investment performance will also suffer if it is required to close out a short position earlier than it had intended. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions. These expenses may negatively impact the performance of the Fund. Short positions introduce more risk to the Fund than long positions (purchases) because the maximum sustainable loss on a security purchased (held long) is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. Therefore, in theory, securities sold short have unlimited risk.

High Portfolio Turnover Risk: The Fund’s annual portfolio turnover rate may exceed 100%. (Generally speaking, a turnover rate of 100% occurs when the Fund replaces securities valued at 100% of its average net assets within a one year period.) High portfolio turnover (100% or more) will result in the Fund incurring more transaction costs such as brokerage commissions or mark-ups or mark-downs. Payment of those transaction costs reduces total return. High portfolio turnover could result in the payment by the Fund’s stock holders of increased taxes on realized gains. Distributions to the Fund’s stock holders, to the extent they are short-term capital gains, will be taxed at ordinary income rates for federal income tax purposes, rather than at lower capital gains rates.

Asset Allocation Risk: The Fund’s performance will also be affected by the Adviser’s ability to anticipate correctly the relative potential returns and risks of the asset classes in which the Fund invests. For example, the Fund’s relative investment performance would suffer if only a small portion of its assets were allocated to stocks during a significant stock market advance, and its absolute investment performance would suffer if a major portion of its assets were allocated to stocks during a market decline. Finally, since the Fund intends to assume only prudent investment risk, there will be periods in which the Fund underperforms mutual funds that are willing to assume greater risk.

Quantitative Investment Approach Risk: The Fund utilizes a quantitative investment approach. While the Adviser continuously reviews and refines, if necessary, its investment approach, there may be market conditions where the quantitative investment approach performs poorly.

Liquidity Risk: Liquidity risk is the risk, due to certain investments trading in lower volumes or to market and economic conditions, that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects based on the Fund’s valuation of the investments. Events that may lead to increased redemptions, such as market disruptions, may also negatively impact the liquidity of the Fund’s investments when it needs to dispose of them. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. Liquidity issues may also make it difficult to value the Fund’s investments.

As a result, the Fund is a suitable investment only for those investors who have medium to long-term investment goals. Prospective investors who are uncomfortable with an investment that may decrease in value should not invest in the Fund. The Adviser does not intend the Fund to be a fixed, balanced investment program. Rather, the Fund is intended to be a flexible core investment suitable for long-term investors. Long-term investors may wish to

10	Prospectus

supplement an investment in the Fund with other investments to satisfy their short-term financial needs and to diversify their exposure to various markets and asset classes.

Performance Information

The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in its performance from year to year and how its average annual returns over various periods compare with those of an index that reflects a broad measure of market performance, as well as additional indices that reflect the performance of investments similar to those of the Fund. The bar chart shows the performance of the Fund’s Retail Class shares, and performance of the Fund’s Institutional Class shares will differ from those shown to the extent that the classes of shares do not have the same expenses or inception date. Please remember that the Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. It may perform better or worse in the future. Updated performance information is available on the Fund’s website, www.leutholdfunds.com.

Leuthold Global Fund

Total Return of the Retail Shares

(per calendar year)

Note: During the nine year period shown on the bar chart, the Fund’s highest total return for a quarter was 16.61% (quarter ended June 30, 2009) and the lowest return for a quarter was -13.11% (quarter ended September 30, 2011).

Average Annual Total Returns

(for the periods ended December 31, 201 7 )

	Past Year	Past Five Years	Since Retail Inception	Since Institutional Inception
Leuthold Global Fund (Retail – GLBLX)
Return Before Taxes	16.53%	7.06%	5.36%	n/a
Return After Taxes on Distributions	13.68%	4.69%	3.93%	n/a
Return After Taxes on Distributions and Sale of Shares	10.83%	5.07%	4.02%	n/a
Leuthold Global Fund (Institutional – GLBIX)
Return Before Taxes	16.72%	7.29%	n /a	5.37%
S&P 500 Index	21.83%	15.79%	10.38%	9.38%
MSCI All Country World Index	24.62%	11.40%	6.82%	5.85%
Bloomberg Barclays Global Aggregate Index	7.40%	0.79%	2.90%	2.72%

The inception date for Retail Shares is July 1, 2008. The inception date for Institutional Shares is April 30, 2008.

We use the MSCI All Country World Index and Bloomberg Barclays Global Aggregate Index because those indices compare the Fund’s performance with the returns of indices reflecting the performance of investments similar to those of the Fund.

The after-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund’s return after taxes on distributions and sale of Fund shares may be higher than the other return figures for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.

Prospectus	11

Investment Adviser

Leuthold Weeden Capital Management is the investment adviser to the Fund.

Portfolio Managers

Douglas R. Ramsey, CFA, Chun Wang, CFA, and Greg M. Swenson, CFA, are the portfolio managers of the Fund. Mr. Ramsey is the chief investment officer and a portfolio manager of the Adviser and has been a senior analyst of The Leuthold Group since 2005. Mr. Wang is a portfolio manager of the Adviser and has been a senior analyst of The Leuthold Group since 2009. Mr. Swenson is a portfolio manager of the Adviser and has been a senior analyst of The Leuthold Group since 2006.

For important information about purchase and sale of Fund shares, tax information, and payments to financial intermediaries, please turn to “Important Additional Fund Information” on page 25 of this Prospectus.

12	Prospectus

Leuthold Select Industries Fund

Investment Objective

Leuthold Select Industries Fund (LSLTX) seeks capital appreciation.

Fund Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Deferred Sales Charge (Load) Imposed on Reinvested Dividends and Distributions	None
Redemption Fee	None
Exchange Fee	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution (12b-1) Fees	None
Other Expenses	0.80%
Service Fees	0.09%
All Remaining Other Expenses	0.71%
Total Annual Fund Operating Expenses	1.80%
Expense Reimbursement[1]	0.30%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.50%

1	The Fund’s investment adviser has contractually agreed in the investment advisory agreement to waive its advisory fee to the extent necessary to insure that Net Expenses (excluding dividends on short positions and Acquired Fund Fees and Expenses) do not exceed 1.50% of the average daily net assets of the Fund. The investment advisory agreement may be terminated by the Fund or the Fund’s investment adviser for any reason upon sixty days’ prior written notice, but is expected to continue indefinitely. In any of the following three fiscal years, the Fund’s investment adviser may recover waived fees, but in no event may the Fund’s expenses exceed the expense limitation above.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One	Three	Five	Ten
Year	Years	Years	Years
$153	$537	$947	$2,091

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 62.72 % of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund seeks capital appreciation by investing substantially all of its assets in equity securities traded in the U.S. securities markets (including common stocks, preferred stocks, convertible preferred stocks, warrants, options, and American Depository Receipts). The Fund invests in companies of all sizes and industries as well as in “growth” stocks and “value” stocks. In investing in equity securities, the Fund uses a disciplined, unemotional, quantitative investment approach that is based on the belief investors can achieve superior investment performance through group selection (Select Industries Strategy).

Pursuant to the Select Industries Strategy, Leuthold Weeden Capital Management (referred to as the Adviser) believes that as shifts among industry groups in the equity market have become more dramatic, group selection has become as important

Prospectus	13

as individual stock selection in determining investment performance. The Adviser considers a group to be a collection of stocks whose investment performance tends to be similarly influenced by a variety of factors. The Adviser currently monitors about 110 groups. The major types of groups the Adviser monitors are Industry Specific Groups comprised of narrower themes. Examples include “Airlines,” “Health Care Facilities” or “Semiconductors”.

The Adviser continuously updates its investment discipline and adjusts the Fund’s portfolio as necessary to keep the Fund invested in stocks in those groups which the Adviser believes are the most attractive. Such adjustments usually results in high portfolio turnover.

Principal Risks of Investing in the Fund

Investors in the Fund may lose money. The principal risks of investing in the Fund, including the risks to which the Fund’s portfolio as a whole is subject and the circumstances reasonably likely to affect adversely the Fund’s performance, are summarized below.

Market Risk: The prices of the securities, particularly the common stocks, in which the Fund invests may decline for a number of reasons. The price declines of common stocks, in particular, may be steep, sudden, and/or prolonged.

Foreign Securities Risk: The securities of foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. The costs associated with securities transactions are often higher in foreign countries than the U.S. The U.S. dollar value of foreign securities traded in foreign currencies (and any dividends and interest earned) held by the Fund or by mutual funds in which the Fund invests may be affected unfavorably by changes in foreign currency exchange rates. An increase in the U.S. dollar relative to these other currencies will adversely affect the Fund. Additionally, investments in foreign securities, even those publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments. Foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. Substantial withholding taxes may apply to distributions from foreign companies. Foreign companies may not be subject to the same regulatory requirements of U.S. companies, and as a consequence, there may be less publicly available information about such companies. Also, foreign companies may not be subject to uniform accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. Foreign governments and foreign economies often are less stable than the U.S. government and the U.S. economy.

High Portfolio Turnover Risk: The Fund’s annual portfolio turnover rate generally exceeds 100%. (Generally speaking, a turnover rate of 100% occurs when the Fund replaces securities valued at 100% of its average net assets within a one year period.) High portfolio turnover (100% or more) will result in the Fund incurring more transaction costs such as brokerage commissions or mark-ups or mark-downs. Payment of those transaction costs reduces total return. High portfolio turnover could result in the payment by the Fund’s stock holders of increased taxes on realized gains. Distributions to the Fund’s stock holders, to the extent they are short- term capital gains, will be taxed at ordinary income rates for federal income tax purposes, rather than at lower capital gains rates.

14	Prospectus

Quantitative Investment Approach Risk: The Fund utilizes a quantitative investment approach. While the Adviser continuously reviews and refines, if necessary, its investment approach, there may be market conditions where the quantitative investment approach performs poorly.

Liquidity Risk: Liquidity risk is the risk, due to certain investments trading in lower volumes or to market and economic conditions, that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects based on the Fund’s valuation of the investments. Events that may lead to increased redemptions, such as market disruptions, may also negatively impact the liquidity of the Fund’s investments when it needs to dispose of them. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. Liquidity issues may also make it difficult to value the Fund’s investments.

As a result, the Fund is a suitable investment only for those investors who have long-term investment goals. Prospective investors who are uncomfortable with an investment that may decrease in value should not invest in the Fund.

Performance Information

The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in its performance from year to year and how its average annual returns over various periods compare to the performance with those of an index that reflects a broad measure of market performance, as well as additional indices that reflect the performance of investments similar to those of the Fund. Please remember that the Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. It may perform better or worse in the future.

Leuthold Select Industries Fund
Total Return

(per calendar year)

Note: During the ten year period shown on the bar chart, the Fund’s highest total return for a quarter was 18.92% (quarter ended September 30, 2009) and the lowest total return for a quarter was-23.51% (quarter ended September 30, 2011).

Prospectus	15

Average Annual Total Returns

(for the periods ended December 31, 201 7 )

	Past Year	Past 5 Years	Past 10 Years
Leuthold Select Industries Fund (LSLTX)
Return before taxes	21.84%	16.02%	5.54%
Return after taxes on distributions	20.48%	15.68%	5.38%
Return after taxes on distributions and sale of Fund shares	13.46%	12.95%	4.43%
S&P 500 Index	21.83%	15.79%	8.50%
Russell 2000 Index	14.65%	14.12%	8.71%
Lipper Multi-Cap Core Funds Index	20.54%	14.24%	7.69%

We use the Russell 2000 Index and Lipper Multi-Cap Core Funds Index because those indices compare the Fund’s performance with the returns of indices reflecting the performance of investments similar to those of the Fund.

The after-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser

Leuthold Weeden Capital Management is the investment adviser to the Fund.

Portfolio Managers

Chun Wang, CFA, and Greg M. Swenson, CFA, are the portfolio managers of the Fund. Mr. Wang is a portfolio manager of the Adviser and has been a senior analyst of The Leuthold Group since 2009. Mr. Swenson is a portfolio manager of the Adviser and has been a senior analyst of The Leuthold Group since 2006.

For important information about purchase and sale of Fund shares, tax information, and payments to financial intermediaries, please turn to “Important Additional Fund Information” on page 25 of this Prospectus.

16	Prospectus

Leuthold Global Industries Fund

Investment Objective

Leuthold Global Industries Fund seeks capital appreciation and dividend income.

Fund Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Retail (LGINX)		Institutional (LGIIX)
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None		None
Maximum Deferred Sales Charge (Load)	None		None
Maximum Deferred Sales Charge (Load) Imposed on Reinvested Dividends and Distributions	None		None
Redemption Fee (as a percentage of amount redeemed within 5 business days of purchase)	2%		2%
Exchange Fee (as a percentage of amount exchanged within 5 business days of purchase)	2%		2%

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%		1.00%
Distribution (12b-1) Fees	0.25%		None
Other Expenses	1.41%		1.41%
All Remaining Other Expenses	1.40%		1.40%
Acquired Fund Fees and expenses	0.01%[1]		0.01%[1]
Total Annual Fund Operating Expenses	2.67%		2.42%
Expense Reimbursement	1.17	% [2]	1.17	% [2]
Total Annual Fund Operating Expenses after Expense Reimbursement	1.51%		1.26%

1	Acquired Fund Fees and Expenses are not directly borne by the Fund, and they are not reflected in the Fund’s financial statements, with the result that the information presented in the expense table may differ from that presented in the financial highlights.
2	The Fund’s investment adviser has contractually agreed in the investment advisory agreement to waive its advisory fees to the extent necessary to insure that Net Expenses (excluding dividends on short positions and Acquired Fund Fees and
Expenses) do not exceed 1.50% and 1.25% of the average daily net assets of the Fund for the Retail and Institutional Shares, respectively. The investment advisory agreement may be terminated by the Fund or the Fund’s investment adviser for any reason upon sixty days’ prior written notice, but is expected to continue indefinitely. In any of the following three fiscal years, the Fund’s investment adviser may recover waived fees, but in no event may the Fund’s expenses exceed the expense limitations above.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Retail (LGINX)	$154	$719	$1,131	$2,917
Institutional (LGIIX)	$128	$643	$1,186	$2,668

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 87.41%.

Principal Investment Strategies of the Fund

Normally, the Fund will invest at least 40% of its assets in securities from non-U.S. securities markets (the Fund refers to these markets as “international markets”), unless market conditions are not deemed favorable by the Fund’s investment adviser (Adviser),

Prospectus	17

in which case the Fund may invest less than 40% of its assets in securities from international markets (but in any event not less than 30%). The Fund differs from the Leuthold Global Fund because the Leuthold Global Fund is a “flexible” fund that allocates its investments among equity securities, fixed-income securities, and money market instruments, while the Fund invests in equity securities.

The Fund’s investments in common stocks and other equity securities (which include preferred stocks, convertible preferred stocks, warrants, options, and American Depository Receipts) may consist of the following from around the world:

Large, mid, or small capitalization common stocks;

Growth stocks, value stocks, or cyclical stocks;

Aggressive stocks or defensive stocks;

Stocks in any industry or sector;

Equity mutual funds and exchange-traded funds; and

Put and call options on any securities in which the Fund may invest.

In investing in common stocks and other equity securities, the Fund utilizes a disciplined, unemotional, quantitative investment approach that is based on the belief investors can achieve superior investment performance through group selection (Global Group Strategy).

The Adviser currently monitors about 90 global groups. The major types of groups the Adviser monitors are Industry Specific Groups comprised of narrower themes. Examples include “Airlines,” “Health Care Facilities” or “Semiconductors”.

In selecting among equity securities within the global groups, the Fund looks for companies that are financially sound with good prospects for the future. It will invest in domestic and foreign companies of all sizes and industries as well as in”growth” stocks and “value” stocks. The Fund sells companies that no longer meet its investment criteria, or if better investment opportunities are available. In addition, the Adviser continuously updates its investment discipline and adjusts the Fund’s portfolio as necessary to keep the Fund invested in stocks in those groups which the Adviser believes are the most attractive. As a result, the Fund may engage in active and frequent trading, and the portfolio turnover of the Fund may be high.

Principal Risks of Investing in the Fund

Investors in the Fund may lose money. The principal risks of investing in the Fund, including the risks to which the Fund’s portfolio as a whole is subject and the circumstances reasonably likely to affect adversely the Fund’s performance, are summarized below.

Market Risk: The prices of the securities, particularly the common stocks, in which the Fund invests may decline for a number of reasons. The price declines of common stocks, in particular, may be steep, sudden, and/or prolonged.

Foreign Securities Risk: The securities of foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. The costs associated with securities transactions are often higher in foreign countries than the U.S. The U.S. dollar value of foreign securities traded in foreign currencies (and any dividends and interest earned) held by the Fund or by mutual funds in which the Fund invests may be affected unfavorably by changes in foreign currency exchange rates. An increase in the U.S. dollar relative to these other currencies will adversely affect the Fund. Additionally, investments in foreign securities, even those publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments. Foreign companies may be subject to significantly higher levels of taxation than U.S. companies, including potentially confiscatory levels of taxation, thereby reducing the earnings potential of such foreign companies. Substantial withholding taxes may apply to distributions from foreign companies. Foreign companies may

18	Prospectus

not be subject to the same regulatory requirements of U.S. companies, and as a consequence, there may be less publicly available information about such companies. Also, foreign companies may not be subject to uniform accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. Foreign governments and foreign economies often are less stable than the U.S. government and the U.S. economy.

High Portfolio Turnover Risk: The Fund’s annual portfolio turnover rate may exceed 100%. (Generally speaking, a turnover rate of 100% occurs when the Fund replaces securities valued at 100% of its average net assets within a one year period.) High portfolio turnover (100% or more) will result in the Fund incurring more transaction costs such as brokerage commissions or mark-ups or mark-downs. Payment of those transaction costs reduces total return. High portfolio turnover could result in the payment by the Fund’s stock holders of increased taxes on realized gains. Distributions to the Fund’s stock holders, to the extent they are short-term capital gains, will be taxed at ordinary income rates for federal income tax purposes, rather than at lower capital gains rates.

Quantitative Investment Approach Risk: The Fund utilizes a quantitative investment approach. While the Adviser continuously reviews and refines, if necessary, its investment approach, there may be market conditions where the quantitative investment approach performs poorly.

Liquidity Risk: Liquidity risk is the risk, due to certain investments trading in lower volumes or to market and economic conditions, that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects based on the Fund’s valuation of the investments. Events that may lead to increased redemptions, such as market disruptions, may also negatively impact the liquidity of the Fund’s investments when it needs to dispose of them. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. Liquidity issues may also make it difficult to value the Fund’s investments.

As a result, the Fund is a suitable investment only for those investors who have long-term investment goals. Prospective investors who are uncomfortable with an investment that may decrease in value should not invest in the Fund.

Performance Information

The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in its performance from year to year and how its average annual returns over various periods compare with those of an index that reflects a broad measure of market performance, as well as additional indices that reflect the performance of investments similar to those of the Fund. The bar chart shows the performance of the Fund’s Retail Class shares, and performance of the Fund’s Institutional Class shares will differ from those shown to the extent that the classes of shares do not have the same expenses or inception date. Please remember that the Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. It may perform better or worse in the future. Updated performance information is available on the Fund’s website, www.leutholdfunds.com.

Prospectus	19

Leuthold Global Industries Fund
Total Return of the Retail Shares

(per calendar year)

Note: During the seven year period shown on the bar chart, the Fund’s highest total return for a quarter was 19.67% (quarter ended September 30, 2010) and the lowest total return for a quarter was -23.34% (quarter ended September 30, 2011).

Average Annual Total Returns

(for the periods ended December 31, 201 7 )

	Past Year	Past 5 Years	Since Inception
Leuthold Global Industries Fund (Retail – LGINX)
Return Before Taxes	24.66%	12.24%	10.82%
Return After Taxes on Distributions	21.86%	11.24%	10.17%
Return After Taxes on Distributions and Sale of Shares	15.26%	9.69%	8.79%
Leuthold Global Industries Fund (Institutional – LGIIX)
Return Before Taxes	25.02%	12.52%	11.11%
S&P 500 Index	21.83%	15.79%	14.25%
MSCI All Country World Index	24.62%	11.40%	10.82%
Lipper Global Multi-Cap Value Index	19.37%	10.18%	9.83%

The inception date for Retail Shares and Institutional shares is May 17, 2010.

We use the MSCI All Country World Index and Lipper Global Multi-Cap Value Index because those indices compare the Fund’s performance with the returns of indices reflecting the performance of investments similar to those of the Fund.

The after-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The Fund’s return after taxes on distributions and sale of Fund shares may be higher than the other return figures for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.

Investment Adviser

Leuthold Weeden Capital Management is the investment adviser to the Fund.

Portfolio Managers

Greg M. Swenson,CFA,and Chun Wang,CFA,are the portfolio managers of the Fund. Mr. Swenson is a portfolio manager of the Adviser and has been a senior analyst of The Leuthold Group since 2006. Mr. Wang is a portfolio manager of the Adviser and has been a senior analyst of The Leuthold Group since 2009.

For important information about purchase and sale of Fund shares, tax information, and payments to financial intermediaries, please turn to “Important Additional Fund Information” on page 25 of this Prospectus.

20	Prospectus

Grizzly Short Fund

Investment Objective

Grizzly Short Fund (GRZZX) seeks capital appreciation.

Fund Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Deferred Sales Charge (Load) Imposed on Reinvested Dividends and Distributions	None
Redemption Fee	None
Exchange Fee	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%
Distribution (12b-1) Fees	None
Other Expenses	1.53%
Service Fees	0.10%
Dividends on Short Positions	1.09%
All Remaining Other Expenses	0.19%
Acquired Fund Fees and Expenses	0.15%[1]
Total Annual Fund Operating Expenses	2.78%

1	Acquired Fund Fees and Expenses are not directly borne by the Fund, and they are not reflected in the Fund’s financial statements, with the result that the information presented in the expense table may differ from that presented in the financial highlights.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$281	$862	$1,469	$3,109

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 0.00% of the average value of its portfolio.

Principal Investment Strategies of the Fund

Grizzly Short Fund sells stocks short. Short selling involves the sale of borrowed securities. When the Fund sells a stock short, it incurs an obligation to replace the stock borrowed at whatever its price may be at the time it purchases the stock for delivery to the securities lender. The Fund will realize a gain if at that time the price of the stock is less than the price of the stock when it was sold short, and will realize a loss if at that time the price of the stock is greater than the price of the stock when it was sold short. The aggregate amount of its outstanding short positions typically will be approximately equal to, or slightly less than, its net assets. When the Fund’s outstanding short positions equal its net assets, it is “100% short.” The Fund utilizes a disciplined, unemotional, quantitative investment approach.

The Fund believes that in all market conditions there will exist some companies whose stocks are overvalued by the market and that capital appreciation can be realized by selling short those stocks. However, the best overall results typically will be achieved in declining stock markets. In rising stock markets the risk of loss is likely.

Prospectus	21

The Fund generally will have outstanding approximately 60 to 100 stocks that it has sold short. The Fund may increase the number of stocks it sells short if market conditions warrant an increase. In determining which stocks to sell short, Leuthold Weeden Capital Management (referred to as the Adviser) calculates a quantitative index for each security that it follows that is designed to identify those securities that are most likely to decline in price or underperform the market (the “Vulnerability Index”). In calculating a Vulnerability Index, the Adviser considers twelve or more components. Some of the components include fundamental factors such as earnings growth or dividends, while other components consider market factors such as institutional trading activity or insider buying or selling. From time to time the Fund may sell short index-related securities. The Fund will do so to rapidly increase its short position.

The Fund also follows a disciplined approach in determining when to cover its short positions. The factors the Adviser considers in determining when to cover short positions include:

Price movements of the stocks sold short;

Changes in the Vulnerability Index;

Daily trading volume of the stock; and

News and articles concerning the stock appearing in financial services and publications.

Principal Risks of Investing in the Fund

Investors in the Fund may lose money. The principal risks of investing in the Fund, including the risks to which the Fund’s portfolio as a whole is subject and the circumstances reasonably likely to affect adversely the Fund’s performance, are summarized below.

Market Risk: The prices of the securities, particularly the common stocks, in which the Fund invests may decline for a number of reasons. The price declines of common stocks, in particular, may be steep, sudden, and/or prolonged. As the Fund’s principal investment strategy is to sell stocks short, it may be difficult for the Fund to achieve its goal in rising stock markets.

Short Sales Risk: The Fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. It is possible that the Fund’s long positions will decline in value at the same time that the value of its short positions increase, thereby increasing potential losses to the Fund. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. The Fund’s investment performance will also suffer if it is required to close out a short position earlier than it had intended. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions. These expenses may negatively impact the performance of the Fund. Short positions introduce more risk to the Fund than long positions (purchases) because the maximum sustainable loss on a security purchased (held long) is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security. Therefore, in theory, securities sold short have unlimited risk.

Rising Stock Market Risk: The Fund typically will be approximately “100% short.” Accordingly, in rising stock markets its risk of loss will be greater than in declining stock markets. Over time stock markets have risen more often than they have declined.

22	Prospectus

Smaller and Medium Capitalization Companies Risk: The securities of smaller capitalization companies are generally riskier than larger capitalization companies since they don’t have the financial resources or the well established businesses of the larger companies. Generally, the share prices of stocks of smaller capitalization companies are more volatile than those of larger capitalization companies. The returns of stocks of smaller capitalization companies may vary, sometimes significantly, from the returns of the overall market. Smaller capitalization companies tend to perform poorly during times of economic stress. Finally, relative to large company stocks, the stocks of smaller capitalization companies may be thinly traded, and purchases and sales may result in higher transaction costs. The securities of medium capitalization companies generally trade in lower volumes than those of large capitalization companies and tend to be more volatile because mid- cap companies tend to be more susceptible to adverse business or economic events than larger more established companies.

High Portfolio Turnover Risk: The Fund’s annual portfolio turnover rate may exceed 100%. (Generally speaking, a turnover rate of 100% occurs when the Fund replaces securities valued at 100% of its average net assets within a one year period.) High portfolio turnover (100% or more) will result in the Fund incurring more transaction costs such as brokerage commissions or mark-ups or mark-downs. Payment of those transaction costs reduces total return. High portfolio turnover could result in the payment by the Fund’s stock holders of increased taxes on realized gains. Distributions to the Fund’s stock holders, to the extent they are short-term capital gains, will be taxed at ordinary income rates for federal income tax purposes, rather than at lower capital gains rates. Industry practice is to calculate the turnover ratio only on the Fund’s long portfolio. If short positions were also included in this calculation, the Fund’s turnover ratio would likely be higher.

Quantitative Investment Approach Risk: The Fund utilizes a quantitative investment approach. While the Adviser continuously reviews and refines, if necessary, its investment approach, there may be market conditions where the quantitative investment approach performs poorly.

Liquidity Risk: Liquidity risk is the risk, due to certain investments trading in lower volumes or to market and economic conditions, that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects based on the Fund’s valuation of the investments. Events that may lead to increased redemptions, such as market disruptions, may also negatively impact the liquidity of the Fund’s investments when it needs to dispose of them. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. Liquidity issues may also make it difficult to value the Fund’s investments.

Investors who wish to hedge some or all of their stock portfolios might find that investment goal consistent with an investment in the Fund.

However, because movements in the prices of the stocks the Fund has sold short are unlikely to correlate perfectly with the stocks in an investor’s portfolio, such an investor could incur both a loss on the investor’s stock portfolio and the investor’s investment in the Fund.

Prospectus	23

Performance Information

The bar chart and table that follow provide some indication of the risks of investing in the Fund by showing changes in its performance from year to year and how its average annual returns over various periods compare with those of an index that reflects a broad measure of market performance, as well as additional indices that reflect the performance of investments similar to those of the Fund. Please remember that the Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. It may perform better or worse in the future.

Grizzly Short Fund
Total Return

(per calendar year)

Note: During the ten year period shown on the bar chart, the Fund’s highest total return for a quarter was 23.30% (quarter ended September 30,2011) and the lowest total return for a quarter was -26.55% (quarter ended June 30, 2009).

Average Annual Total Returns

(for the periods ended December 31, 201 7 )

	Past Year	Past 5 Years	Past 10 Years
Grizzly Short Fund (GRZZX)
Return before taxes	(19.84)%	(14.20)%	(12.82	) %
Return after taxes on distributions	(19.84)%	(14.20)%	(12.97	) %
Return after taxes on distributions and sale of Fund shares	(11.23)%	(9.94)%	(7.86	) %
S&P 500	21.83%	15.79%	8.50%
S&P Midcap 400	16.24%	15.01%	9.97%
Lipper Dedicated Short Bias Funds Index	(26.69)%	(22.84)%	(18.12	) %

We use the S&P Midcap 400 and Lipper Dedicated Short Bias Funds Index because those indices compare the Fund’s performance with the returns of indices reflecting the performance of investments similar to those of the Fund.

The after-tax returns are calculated using the historical highest individual marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Fund’s return after taxes on distributions and sale of Fund shares may be higher than the other return figures for the same period due to a tax benefit of realizing a capital loss upon the sale of Fund shares.

Investment Adviser

Leuthold Weeden Capital Management is the investment adviser to the Fund.

Portfolio Managers

Greg M. Swenson, CFA, and Kristen J. Perleberg, CFA, are the portfolio managers of the Fund. Mr. Swenson is a portfolio manager of the Adviser and has been a senior analyst of The Leuthold Group since 2006. Ms. Perleberg is a portfolio manager of the Adviser, has been an analyst of The Leuthold Group since 2010, and was a trader with The Leuthold Group from 2007-2010.

For important information about purchase and sale of Fund shares, tax information, and payments to financial intermediaries, please turn to “Important Additional Fund Information” on page 25 of this Prospectus.

24	Prospectus

Important Additional
Fund Information

Purchase and Sale of Fund Shares

To purchase shares of the Funds, you should contact your broker-dealer or other financial intermediary, or to purchase shares directly with the Leuthold Funds, you should call 1-800-273-6886. You may buy shares of the Funds each day the New York Stock Exchange (NYSE) is open. The minimum initial investment in a Fund’s shares (other than Institutional Class shares) is $10,000, $1,000 for Individual Retirement Accounts. The minimum initial investment in a Fund’s Institutional Class shares is $1,000,000. There is a $100 subsequent investment requirement for all of the Funds. A $50 minimum exists for each additional investment made through the Automatic Investment Plan for all Funds.

You may redeem shares of the Funds each day the NYSE is open. You may redeem Fund shares by mail (Leuthold Funds, Inc., c/o U.S. Bancorp Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701), or by telephone at 1-800-273-6886. Investors who wish to redeem shares through a broker-dealer or other financial intermediary should contact the intermediary regarding the hours during which orders to redeem shares of the Funds may be placed.

Tax Information

A Fund’s distributions generally will be taxable to you,whether they are paid in cash or reinvested in Fund shares, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case such distributions may be taxable at a later date.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Funds through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Internet website for more information.

Other Information About
Principal Investment
Objectives And Strategies,
And Non-Principal Risks

The Leuthold Core Investment Fund and the Leuthold Global Fund seek capital appreciation and income (or “total return”). The Adviser believes that maintaining profits when markets decline is as important as earning profits when markets rise. The Leuthold Select Industries Fund and the Grizzly Short Fund seek capital appreciation. The Leuthold Global Industries Fund seeks capital appreciation and dividend income.

Each Fund’s investment objective, including, if applicable, its policy of investing at least 80% of the value of its net assets in the particular type of investments suggested by the Fund’s name, is a non- fundamental policy. If the Fund’s Board of Directors determines to change this non-fundamental policy, the Fund will provide 60 days prior notice to the stock holders before implementing the change of policy. Please remember that an investment objective is not a guarantee. An investment in each Fund might not appreciate and investors could lose money.

Neither of the Leuthold Select Industries Fund or the Grizzly Short Fund will take temporary defensive positions. Although neither of these Funds will take a temporary defensive position, each Fund will invest in money market instruments (like U.S. Treasury Bills, commercial paper, or repurchase agreements) and hold some cash so that it can pay expenses and satisfy redemption requests. Because the Grizzly Short Fund’s principal investment strategy is to effect short sales, a significant portion of its assets will be held in liquid securities, including money market instruments, as “cover” for its short sales. Typically the obligations associated with the Grizzly

Prospectus	25

Short Fund’s outstanding short sales will be approximately equal to the Grizzly Short Fund’s investments in money market instruments.

Unlike the Leuthold Select Industries Fund and the Grizzly Short Fund, the Leuthold Core Investment Fund, the Leuthold Global Fund, and the Leuthold Global Industries Fund may, in response to adverse market, economic, political, or other conditions, take temporary defensive positions. A Fund may not be able to achieve its investment objective when it takes a temporary defensive position. This means that these Funds may invest more than 20% of their assets in money market instruments (like U.S. Treasury Bills, commercial paper, or repurchase agreements). None of these Funds will seek capital appreciation to the extent that it invests in money market instruments since these securities earn interest but do not appreciate in value. When these Funds are not taking a temporary defensive position, they still may hold some cash and money market instruments so that they can pay their expenses, satisfy redemption requests, take advantage of investment opportunities, or as part of their normal asset allocation process. A description of how the Funds allocate their assets, if applicable, and make individual securities selections follows.

How Leuthold Core Investment Fund Allocates Assets

The Adviser allocates the Leuthold Core Investment Fund’s investments among asset classes as follows:

First, the absolute, or stand-alone, investment appeal of each major asset class is evaluated with models containing inputs that are typically unique to each respective asset class. For instance, The Leuthold Group’s Major Trend Index is designed to identify the investment appeal of common stocks independent of either the price movements or valuation appeal of other asset classes.

Second, the relative investment appeal of major asset classes—stocks, bonds, real estate investment trusts, commodities, and cash—are evaluated based on a three-pronged model that considers long-term expected returns, cyclical conditions, and intermediate-term technical market action.

Finally, the Adviser considers the output of both the “relative” and “absolute”sets of asset class models in continually adjusting asset allocation.

How Leuthold Core Investment Fund Makes Individual Security Selections

After the Adviser has determined the appropriate allocations among asset classes, it selects individual investments as follows:

For investments in bonds and debt securities (other than money market instruments), the Adviser will first compare the anticipated returns and risks of U.S. Treasury Notes and Bonds, foreign government debt securities (without limitation as to rating), and corporate fixed-income securities (without limitation as to rating) and determine how much to invest in each sector. Next, the Adviser will consider interest rate trends and economic indicators to determine the desired maturity of the portfolio of debt securities for the Leuthold Core Investment Fund. The Fund may invest indirectly in fixed-income securities by investing in mutual funds, exchange-traded funds, or closed-end investment companies which invest in such securities. It may do so to obtain a diversified exposure to high yield or “junk” bonds.

For the Leuthold Core Investment Fund’s investments in common stocks and other equity securities, the Adviser uses the Select Industries Strategy.

In addition to investing in individual stocks, the Leuthold Core Investment Fund may invest in mutual funds, exchange-traded funds, unit investment trusts, or closed-end investment companies which invest in a specific category of common stocks. The Leuthold Core Investment Fund may do so to obtain (a) exposure to international equity markets by investing in international funds, (b) increased exposure to a particular industry by investing in a sector fund, or (c) a broad exposure to small capitalization stocks by investing in small cap funds.

26	Prospectus

How Leuthold Global Fund Allocates Assets

The Adviser allocates the Fund’s investments among the three asset classes as follows:

First, the Adviser analyzes the global bond market with the goal of determining the risks and returns that debt securities issued by governments and companies in the United States and in foreign countries present over the next one to five years.

Next, the Adviser assesses the probability that common stocks of United States and foreign companies as an asset class will perform better than the global bond market. In doing so, it considers The Leuthold Group’s Major Trend Index. This proprietary index is evaluated weekly by The Leuthold Group.

Finally, the Adviser implements the asset allocation strategy. In doing so, the Adviser may purchase put or call options on stock indexes or engage in short sales of index-related and other securities to adjust the exposure of the Fund.

How Leuthold Global Fund and Leuthold Global Industries Fund Make Individual Security Selections

For the Leuthold Global Fund’s investments in bonds and debt securities (other than money market instruments), the Adviser will first compare the anticipated returns and risks of U.S. government debt securities, foreign government debt securities (without limitation as to rating), and domestic and foreign corporate fixed-income securities (without limitation as to rating) and determine how much to invest in each sector. Next, the Adviser will consider interest rate trends and economic indicators to determine the desired maturity of the portfolio of debt securities for the Fund. The Fund may invest indirectly in fixed-income securities by investing in mutual funds, exchange-traded funds, or closed-end investment companies which invest in such securities. It may do so to obtain a diversified exposure to high yield or “junk” bonds.

For the Leuthold Global Fund’s and the Leuthold Global Industries Fund’s investments in common stocks and other equity securities, the Adviser uses the Global Group Strategy as well as other quantitative investment strategies.

The Leuthold Global Fund may invest in mutual funds, exchange-traded funds, unit investment trusts, or closed-end investment companies which invest in a specific category of common stocks. The Fund may do so to obtain (a) exposure to certain foreign markets by investing in international funds, (b) increased exposure to a particular industry by investing in a sector fund, or (c) a broad exposure to small capitalization stocks by investing in small cap funds.

The Leuthold Global Industries Fund may purchase shares of registered investment companies to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities, or as a convenient means to gain diversified exposure to a U.S. or foreign market. The Fund’s investment in registered investment companies may not exceed 25% of the Fund’s net assets.

Non-Principal Risks for Leuthold Core Investment Fund and Leuthold Global Fund

There are a number of non-principal risks associated with the various securities in which the Leuthold Core Investment Fund and the Leuthold Global Fund (unless otherwise noted) will at times invest. These include:

Risks associated with Zero Coupon U.S. Treasury Securities. Zero coupon U.S. Treasury securities are U.S. Treasury Notes and Bonds that have been stripped of their unmatured interest coupons by the U.S. Department of Treasury. Zero coupon U.S. Treasury securities are generally subject to greater fluctuation in value in response to changing interest rates than debt obligations that pay interest currently.

Prospectus	27

Risks associated with Small Cap Stocks. Stocks of smaller capitalization companies tend to be riskier investments than stocks of larger capitalization companies. Smaller capitalization companies may have limited product lines, markets, market share, and financial resources or they may be dependent on a small or inexperienced management team. Stocks of smaller capitalization companies may trade less frequently and in more limited volume and may be subject to greater and more abrupt price swings than stocks of larger companies.

Risks associated with High Yield Securities. These Funds may invest directly or indirectly in high yield securities, including high yield debt instruments of foreign corporations. High yield securities (or “junk bonds”) provide greater income and opportunity for gains than higher-rated securities but entail greater risk of loss of principal. High yield securities are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. The market for high yield securities is generally less active than the market for higher quality securities. This may limit the ability of the Funds, or investment companies in which they invest, to sell high yield securities at the price at which it is being valued for purposes of calculating net asset value.

Risks associated with purchasing Put and Call Options. If one of these Funds purchases a put or call option and does not exercise or sell it prior to the option’s expiration date, the Fund will realize a loss in the amount of the entire premium paid, plus commission costs. It is possible, although not likely, that there may be times when a market for the Funds’ outstanding options does not exist.

Additional costs associated with Registered Investment Companies. When one of the Funds invests in a mutual fund or exchange-traded fund, the Fund’s stock holders bear not only their proportionate share of the expenses of the Fund (such as operating costs and investment advisory fees) but also, indirectly, similar expenses of the other funds in which the Fund invests.

Risks associated with investing in Metals. Each of the Funds may invest directly in metals such as aluminum, copper, zinc, lead, nickel, tin, silver, palladium, and other industrial and precious metals. In connection with such investments, the Fund may enter into agreements where it “pre-pays” for metals which are delivered at a later date (“Pre-Paid Physical Agreements”). The prices of such metals may be subject to substantial price fluctuations and may be affected by broad economic, financial, and political factors, including inflation, metal sales by governments or international agencies, speculation, changes in industrial and commercial demand, currency devaluations or revaluations, trade imbalances, and governmental prohibitions or restrictions. Further, investments in metals can present concerns such as delivery, storage and maintenance, possible illiquidity, and the unavailability of accurate market valuations. There is also the risk that parties that act as custodians for the metals held by the Fund or with which it has entered into Pre-Paid Physical Agreements may become insolvent and file for bankruptcy protection.

Risks associated with Commodity-Related Investments. The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include demand for the commodity, weather, embargoes, tariffs, and economic health, political, international, regulatory and other developments. Exposure to commodities and commodities markets may subject the value of a Fund’s investments to greater volatility than other types of investments. Commodities investments may also subject a Fund to counterparty risk and liquidity risk.

Risks associated with Real Estate Investment Trusts (REITs). Investments in REITs expose a Fund to risks similar to investing directly in real estate. REITs are characterized as equity REITs, mortgage REITs , and hybrid REITs, which combine the characteristics of both equity and mortgage REITs. The value of securities issued by REITs is affected by

28	Prospectus

tax and regulatory requirements and by perceptions of management skill. They also may be affected by general economic conditions and are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation at an economically disadvantageous time, and the possibility of failing to qualify for favorable tax treatment under applicable U.S. or foreign law and/or to maintain exempt status under the Investment Company Act.

Risks associated with Emerging Markets. Investing in emerging market countries involves certain risks not typically associated with investing in the United States, and imposes risks greater than, or in addition to, risks of investing in more developed foreign countries. See “Non-Principal Risks for Leuthold Global Industries Fund – Risks associated with Emerging Markets” below for a more detailed discussion of risks associated with emerging markets.

Non-Principal Risks for Leuthold Global Industries Fund

There are a number of non-principal risks associated with the various securities in which the Fund will at times invest. These include:

Risks associated with Small Cap Stocks. Stocks of smaller capitalization companies tend to be riskier investments than stocks of larger capitalization companies. Smaller capitalization companies may have limited product lines, markets, market share, and financial resources or they may be dependent on a small or inexperienced management team. Stocks of smaller capitalization companies may trade less frequently and in more limited volume and may be subject to greater and more abrupt price swings than stocks of larger companies.

Additional costs associated with Registered Investment Companies. When the Fund invests in a mutual fund or exchange-traded fund, the Fund’s stock holders bear not only their proportionate share of the expenses of the Fund (such as operating costs and investment advisory fees) but also, indirectly, similar expenses of the other funds in which the Fund invests.

Risks associated with Emerging Markets. Investing in emerging market countries involves certain risks not typically associated with investing in the United States, and imposes risks greater than, or in addition to, risks of investing in more developed foreign countries. These risks include, but are not limited to, the following: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic, and political uncertainty and instability (including amplified risk of war and terrorism); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the Fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned, and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity, and significantly smaller market capitalization of securities markets.

Risks associated with Derivatives. A small investment in derivatives could have a potentially large impact on the Fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid, and difficult to value, and there is a risk that changes in the value of a derivative held by the Fund will not correlate with the Fund’s other investments.

Prospectus	29

Non-Principal Risks for All Funds

The Funds are subject to the following non-principal risks:

Cybersecurity Risk. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private stock holder information), or proprietary information, or cause a Fund, the Adviser and/or the Funds’service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

Redemption Risk. A Fund may experience periods of heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets. Redemption risk is greater to the extent that a Fund has investors with large shareholdings, short investment horizons, or unpredictable cash flow needs. In addition, redemption risk is heightened during periods of overall market turmoil. The redemption by one or more large stock holders of their holdings in a Fund could hurt performance and/or cause the remaining stock holders in the Fund to lose money. If a Fund is forced to liquidate its assets under unfavorable conditions or at inopportune times, the value of your investment could decline.

Cash Management and Defensive Investing Risk. The value of the investments held by a Fund for cash management or defensive investing purposes can fluctuate. If a Fund holds cash uninvested it will be subject to the credit risk of the depository institution holding the cash. If a Fund holds cash uninvested, the Fund will not earn income on the cash. If a significant amount of a Fund’s assets are used for cash management or defensive investing purposes, it may not achieve its investment objective.

Disclosure of Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ Statement of Additional Information.

Management Of

The Funds

Leuthold Weeden Capital Management manages each Fund’s investments

The Leuthold Group, LLC d/b/a Leuthold Weeden Capital Management is the investment adviser to each Fund. The Adviser’s address is:

33 South Sixth Street
Suite 4600
Minneapolis, MN 55402

The Adviser is the successor to Leuthold & Anderson, Inc., which commenced operations in 1987, and Leuthold, Weeden & Associates, L.P., which commenced operations in 1991, and has been each Fund’s only investment adviser. As the investment adviser to the Funds, the Adviser manages the investment portfolio for each Fund. It makes the decisions as to which securities to buy and which securities to sell. The following table identifies the annual investment advisory fee that each of the Funds pays to the Adviser:

Leuthold Core Investment Fund:	0.90%
Leuthold Global Fund:	0.90%
Leuthold Select Industries Fund:	1.00%
Leuthold Global Industries Fund:	1.00%
Grizzly Short Fund:	1.25%

A discussion regarding the basis for the Board of Directors approving each of the investment advisory agreements with the Adviser is available in the Funds’ latest semi-annual report to stock holders for the period ending March 31.

The following table identifies the portfolio managers for each of the Funds. The portfolio

30	Prospectus

managers are equally responsible for the day-to-day management of the Funds that they manage.

Fund	PMs
Leuthold Core	Douglas R. Ramsey, CFA
Investment Fund	Chun Wang, CFA
Jun Zhu, CFA
Greg M. Swenson, CFA

Leuthold Global	Douglas R. Ramsey, CFA
Fund	Chun Wang, CFA
Greg M. Swenson, CFA

Leuthold Select	Chun Wang, CFA
Industries Fund	Greg M. Swenson, CFA

Leuthold Global	Greg M. Swenson, CFA
Industries Fund	Chun Wang, CFA

Grizzly Short Fund	Greg M. Swenson, CFA
Kristen J. Perleberg , CFA

Mr. Ramsey is the chief investment officer and a portfolio manager of the Adviser, and has been a senior analyst of The Leuthold Group since 2005. Prior to joining The Leuthold Group, Mr. Ramsey served as the Chief Investment Officer for Treis Capital Management from 2004 to 2005. Mr. Ramsey served as a portfolio manager for Principal Global Investors from 1997 through 2003.

Mr. Wang is a portfolio manager of the Adviser and has been a senior analyst of The Leuthold Group since 2009. Prior to joining The Leuthold Group, Mr. Wang was a Quantitative Equities Portfolio Manager and Head of Quantitative Research at LIM Advisors, a Hong Kong based Asia-Pacific focused multistrategy hedge fund from 2007-2009. Prior to that, Mr. Wang was with Ned Davis Research from 1996-2007, rising to the position of Director of Research and Development.

Ms. Zhu is a portfolio manager of the Adviser and has been a senior analyst of The Leuthold Group since 2008.

Mr. Swenson is a portfolio manager of the Adviser and has been a senior analyst of The Leuthold Group since 2006.

Ms. Perleberg is a portfolio manager of the Adviser, has been an analyst of The Leuthold Group since

2010, and was a trader with The Leuthold Group from 2007-2010.

The Statement of Additional Information for the Funds, which is incorporated by reference into this Prospectus, provides additional information about the portfolio managers’compensation, other accounts managed by the portfolio managers, and the portfolio managers’ownership of securities in the Funds.

Service Plans

Each of the Leuthold Core Investment Fund, the Leuthold Select Industries Fund, and the Grizzly Short Fund has adopted a service plan pursuant to which it may pay fees of up to 0.25% of its average daily net assets to broker-dealers, financial institutions, or other service providers that provide services to investors in the Funds.

These services may include:

assisting investors in processing purchase, exchange, and redemption requests;

processing dividend and distribution payments from the Funds;

providing information periodically to customers showing their positions in Fund shares;

providing sub-accounting; and

forwarding communications from the Funds to their stock holders.

Because these fees are paid out of a Fund’s assets, over time these fees will increase the cost of your investment.

12b-1 Plans

Each of the Leuthold Global Industries Fund (Retail Shares), and the Leuthold Global Fund (Retail Shares) has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act. This Plan allows each of the Funds to use up to 0.25% of its average daily net assets to pay sales, distribution, and other fees for the sale of its shares and for services provided to investors. Because

Prospectus	31

these fees are paid out of a Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Institutional Shares of the Leuthold Global Industries Fund and the Leuthold Global Fund are not subject to any distribution (12b-1) fees.

The Funds’ Share Prices

The price at which investors purchase shares of a Fund and at which stock holders redeem shares of a Fund is called its net asset value. Each Fund normally calculates its net asset value as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on holidays and weekends. Each Fund calculates its net asset value based on the market prices of the securities (other than money market instruments) it holds. If a Fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the net asset value of the Fund’s shares may change on days when stock holders will not be able to purchase or redeem the Fund’s shares.

If market quotations are not available or reliable, each Fund will value securities at their fair value pursuant to procedures established by and under the supervision of its Board of Directors. The fair value of a security is the amount which the applicable Fund might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price and the applicable Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on the NewYork Stock Exchange. Market quotations of foreign securities may not be reliable if events or circumstances that may affect the value of portfolio securities occur between the time of the market quotation and the close of trading on the New York Stock Exchange. The Funds value most money market instruments they hold at their amortized cost, which approximates fair market value. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case such securities are fair valued.

With regard to foreign equity securities, the Funds may use a systematic fair valuation methodology provided by an independent pricing service to value foreign equity securities in order to capture events occurring between the time a foreign exchange closes and the close of the NYSE that may affect the value of the Funds’ securities traded on foreign exchanges. The Board has approved the use of such independent pricing service. By fair valuing securities whose prices may have been affected by events occurring between the time a foreign exchange closes and the close of the NYSE, the Funds deter “arbitrage” market timers, who seek to exploit delays between the change in the value of a Fund’s portfolio holdings and the net asset value of the Fund’s shares, and seek to help ensure that the prices at which the Funds’ shares are purchased and redeemed are fair.

Each Fund will process purchase orders that it receives and accepts and redemption orders that it receives prior to the close of regular trading on a day in which the NewYork Stock Exchange is open at the net asset value determined later that day. They will process purchase orders that they receive and accept and redemption orders that they receive after the close of regular trading at the net asset value determined at the close of regular trading on the next day the NewYork Stock Exchange is open.

Purchasing Shares

Shares of the Funds may be offered to only United States citizens and United States resident aliens having a social security number or individual tax identification number. This Prospectus should not be considered a solicitation or offering of Fund shares to non-U.S. citizens or non-resident aliens. As noted, investors generally must reside in the U.S. or its territories (which includes U.S. military APO or FPO addresses) and have a U.S. tax identification number.

32	Prospectus

How to Purchase Shares from the Funds

Read this Prospectus carefully.

Determine how much you want to invest, keeping in mind the following minimums. (The Funds reserve the right to waive or reduce the minimum initial investment amounts described below for purchases made through certain retirement, benefit, and pension plans, or for certain classes of stock holders):

New accounts
Leuthold Core Investment
Fund (Institutional Class)	$1,000,000
Leuthold Global Fund
(Institutional Class)	$1,000,000
Leuthold Global Industries
Fund (Institutional Class)	$1,000,000
Individual Retirement
Accounts (other than
Institutional Class)	$1,000
Coverdell Education
Savings Account	$1,000
All other accounts	$10,000*

*The Funds may, but are not required to, accept initial investments of not less than $1,000 from investors who are related to, or affiliated with, stock holders who have invested $10,000 in the Funds.

Existing accounts
Dividend reinvestment	No Minimum
Automatic Investment Plan	$50
All other accounts	$100

Complete the Purchase Application accompanying this Prospectus, carefully following the instructions. For additional investments, complete the Additional Investment Form attached to your Fund’s confirmation statements. (The Funds have additional Purchase Applications and Additional Investment Forms if you need them.) In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your Account Application as part of the Funds’ Anti-Money Laundering Program. As requested on the Application, you should supply your full name, date of birth, social security number, and permanent street address. The Fund might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help the transfer agent verify your identity. Effective May 11, 2018, if you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P.O. Box will not be accepted. If the Transfer Agent does not have a reasonable belief of the identity of a stock holder, the account will be rejected or you will not be allowed to perform a transaction on the account until such information is received. The Funds may also reserve the right to close the account within 5 business days if clarifying information/documentation is not received. If you have any questions, please call 1-800-273-6886.

Make your check payable to “Leuthold Core Investment Fund,” “Leuthold Global Fund,” “Leuthold Select Industries Fund,” “Leuthold Global Industries Fund,” and “Grizzly Short Fund,” as applicable. All checks must be in U.S. dollars drawn on a domestic financial institution. The Funds will not accept payment in cash or money orders. To prevent check fraud, the Funds will not accept third party checks, treasury checks, credit card checks, traveler’s checks, or starter checks for the purchase of shares. The Funds are unable to accept post dated checks or any conditional order or payment. U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent, will charge a $25 fee against a stock holder’s account for any payment check returned for any reason. The stock holder will also be responsible for any losses suffered by a Fund as a result.

Prospectus	33

Send the application and check to:

FOR FIRST CLASS MAIL
Leuthold Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

FOR OVERNIGHT DELIVERY SERVICE
OR REGISTERED MAIL
Leuthold Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor
Milwaukee, WI 53202-5207

Please do not mail letters by overnight delivery service or registered mail to the Post Office Box address.

If you are making an initial investment in the Funds, before you wire funds, please contact the transfer agent by phone (1-800-273-6886) to make arrangements with a telephone service representative to submit your completed application via mail, overnight delivery, or facsimile. Upon receipt of your application, your account will be established for you and a service representative will contact you to provide your new account number and wiring instructions. If you do not receive this information within one business day, you may call the Transfer Agent at the number above. You may then contact your bank to initiate the wire using the instructions you were given. Before sending any subsequent investments by wire, please contact the transfer agent to advise them of your intent to wire funds.

Funds should be wired to:

U.S. Bank, N.A.
777 E. Wisconsin Ave.
Milwaukee, WI 53202
ABA #075000022

Credit:
U.S. Bancorp Fund Services, LLC
Account #112-952-137

Further Credit:
(name of Fund to be purchased)
( stock holder registration)
( stock holder account number)

Please remember that U.S. Bank, N.A. must receive your wired funds prior to the close of regular trading on the New York Stock Exchange for you to receive same day pricing. The Funds and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire system, or from incomplete wiring instructions.

Choosing a Share Class for the Leuthold Core Investment Fund, the Leuthold Global Industries Fund, or the Leuthold Global Fund

Each of the Leuthold Core Investment Fund, the Leuthold Global Industries Fund, and the Leuthold Global Fund offer two classes of shares, Retail Shares and Institutional Shares. The two classes, which represent interests in the same portfolio of investments and have the same rights, differ primarily in the expenses to which they are subject and required investment minimums. Retail Shares of the Leuthold Global Industries Fund and the Leuthold Global Fund are subject to distribution (12b-1) fees of up to 0.25% of the applicable Fund’s average daily net assets allowable to Retail Shares, whereas Institutional Shares are not subject to any distribution fees. With respect to Institutional Shares of the Leuthold Core Investment Fund, the Leuthold Global Fund, and the Leuthold Global Industries Fund held by financial intermediaries in omnibus accounts, these Funds may pay a fee in respect of the provision of sub-transfer and related services to beneficial owners in omnibus accounts maintained by such financial intermediaries with these Funds (Omnibus Account Fees); provided that the aggregate Omnibus Account Fees may not exceed 0.15% of the applicable Fund’s average daily net assets allocable to Institutional Shares. Retail Shares of the Leuthold Core Investment Fund are subject to an annual service fee of up to 0.25% of the Fund’s average daily net assets allocable to Retail Shares.

Retail Shares for open Funds are available for purchase by all types of investors. Institutional

34	Prospectus

Shares are available only to stock holders who invest directly in the Leuthold Core Investment Fund, the Leuthold Global Industries Fund, or the Leuthold Global Fund or who invest through a broker-dealer, financial institution, or servicing agent that does not receive a service fee from the Fund or the Adviser. There is also a higher minimum initial investment requirement with respect to Institutional Shares.

If you qualify as a purchaser of Institutional Shares, but your account is invested in Retail Shares, you may convert your Retail Shares to Institutional Shares, which have a lower expense ratio, based on the relative net asset values of the two Classes on the conversion date. This conversion feature is also available if you hold shares through a financial intermediary offering a fee-based or wrap fee program that has an agreement with the Adviser or the Funds’ distributor that specifically allows such conversions. In such instance, your shares may be automatically converted under certain circumstances.

Purchasing Shares from Broker-Dealers, Financial Institutions, and Others

Some broker-dealers may sell shares of the Funds. These broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Funds or the Adviser. Some broker-dealers may purchase and redeem shares on a three day settlement basis.

The Funds may enter into agreements with broker-dealers, financial institutions, or other service providers (“Servicing Agents”) that may include the Funds as investment alternatives in the programs they offer or administer. Depending on your Servicing Agent’s arrangements with the Leuthold Core Investment Fund, the Leuthold Global Industries Fund, or the Leuthold Global Fund, you may qualify to purchase Institutional Shares, which are subject to lower ongoing expenses. Please see” Choosing a Share Class for the Leuthold Core Investment Fund, the Leuthold

Global Industries Fund, or the Leuthold Global Fund” above for more information or contact your Servicing Agent. Servicing agents may:

Become stock holders of record of the Funds. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent. This also means that purchases made through Servicing Agents may not be subject to the Funds’ minimum purchase requirement.

Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Funds. Please contact your Servicing Agent for information regarding cut-off times for trading the Funds.

Charge fees to their customers for the services they provide them. Also, the Funds and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.

Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the New York Stock Exchange, it will receive same day pricing.

Be authorized to accept purchase orders on behalf of the Funds (and designate other Servicing Agents to accept purchase orders on behalf of the Funds). This means that the Funds will process the purchase order at the net asset value which is determined following the Servicing Agent’s (or its designee’s) acceptance of the customer’s order.

If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent because particular Servicing Agents may adopt policies or procedures that are separate from those described in

Prospectus	35

this Prospectus. Investors purchasing or redeeming through a servicing agent need to check with the servicing agent to determine whether the servicing agent has entered into an agreement with the Fund. When you purchase shares of the Funds through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Funds on a timely basis. If the Servicing Agent does not place the order on a timely basis, or if it does not pay the purchase price to the Funds within the period specified in its agreement with the Funds, it may be held liable for any resulting fees or losses.

The Funds and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers, to reimburse them for the marketing expenses they incur, or to pay for the opportunity to have them distribute the Funds. The amount of these payments is determined by the Funds and/or the Adviser and may differ among Servicing Agents. Such payments may provide incentives for Servicing Agents to make shares of the Funds available to their customers, and may allow the Funds greater access to such Servicing Agents and their customers than would be the case if no payments were made. You may wish to consider whether such arrangements exist when evaluating any recommendation to purchase shares of the Funds.

Other Information about Purchasing Shares of the Funds

The Funds may reject any share purchase application or any purchase for any reason. The Funds will not accept initial purchase orders made by telephone, unless they are from a Servicing Agent which has an agreement with the Funds.

The Funds will not issue certificates evidencing shares purchased. Instead, the Funds will send investors a written confirmation for all purchases of shares.

The Funds offer an automatic investment plan allowing stock holders to make purchases, in amounts of $50 or more, on a regular and convenient basis. To use this service, the stock holder must authorize the transfer of funds from their checking or savings account by completing the Automatic Investment Plan section of the Purchase Application and attaching either a voided check or pre-printed savings deposit slip. The Automatic Investment Plan must be implemented with a financial institution that is a member of the Automated Clearing House. The transfer agent is unable to debit mutual fund or pass through accounts. If your payment is rejected by your bank, the transfer agent will charge a $25 fee to your account. Any request to change or terminate an Automatic Investment Plan should be submitted to the transfer agent five days prior to effective date.

The Funds offer a telephone purchase option for subsequent purchases provided your account has been open for at least 15 days, pursuant to which money will be moved from the stock holder’s bank account to the stock holder’s Fund account upon request. Only bank accounts held at domestic financial institutions that are Automated Clearing House (ACH) members can be used for telephone transactions. Fund shares are purchased at the net asset value determined as of the close of regular trading on the day U.S. Bancorp Fund Services, LLC receives the purchase order. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person. The minimum transaction amount for a telephone purchase is $100.

The Funds offer the following retirement plans:

Traditional IRA
Roth IRA
SEP IRA
Simple IRA

The Funds recommend that investors consult with a competent financial and tax advisor regarding the IRAs before investing through them. Investors can obtain further information about the automatic investment plan, the telephone purchase plan, and the IRAs by calling 1-800-273-6886.

36	Prospectus

Householding

To reduce expenses, the Funds generally mail only one copy of the Funds’ prospectus and each annual and semi-annual report to those addresses shared by two or more accounts and to stock holders we reasonably believe are from the same family or household. This is referred to as “householding.” If you wish to discontinue householding and receive individual copies of these documents, please call us at 1-800-273-6886. Once the Funds receive notice to stop householding, they will begin sending individual copies thirty days after receiving the request. This policy does not apply to account statements.

Redeeming Shares

How to Redeem (Sell) Shares by Mail

Prepare a letter of instruction containing:

account number(s)

the amount of money or number of shares being redeemed

the name(s) on the account

daytime phone number

additional information that the Funds may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity. Please contact the Funds’ transfer agent, U.S. Bancorp Fund Services, LLC, in advance, at 1-800-273-6886 if you have any questions.

Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

A signature guarantee , from either Medallion program member or a non-Medallion program member, is required in the following situations:

When redemption proceeds are payable or sent to any person, address, or bank account not on record.
The redemption request is received within 30 calendar days after an address change.

If ownership is changed on your account.

In addition to the situations described above, the Funds and/or the Transfer Agent reserve the right to either waive the signature guarantee requirements or require a signature guarantee in other instances, based on the circumstances related to the particular situation. Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agent Medallion Program (STAMP).

A notarized signature is not an acceptable substitute for a signature guarantee.

Non-financial transactions including establishing or modifying certain services on an account may require a signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source. Send the letter of instruction to:

FOR FIRST CLASS MAIL
Leuthold Funds, Inc. c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701

FOR OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL
Leuthold Funds, Inc. c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202-5207

Please do not mail letters by overnight delivery service or registered mail to the Post Office Box address.

Prospectus	37

 How to Redeem (Sell) Shares by Telephone

Instruct U.S. Bancorp Fund Services, LLC that you want the option of redeeming shares by telephone. This can be done by completing the appropriate section on the Purchase Application. In order to arrange for telephone redemptions after an account has been opened or to change the bank account or address designated to receive redemption proceeds, a written request must be sent to the transfer agent. The request must be signed by each stock holder of the account and may require a signature guarantee. Further documentation may be requested from corporations, executors, administrators, trustees, and guardians.

Assemble the same information that you would include in the letter of instruction for a written redemption request. Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally,4:00 p.m.,Eastern time) . If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.

Call U.S. Bancorp Fund Services, LLC at 1-800-273-6886. Please do not call the Funds or the Adviser.

How to Redeem using a Systematic Withdrawal Plan

Instruct U.S. Bancorp Fund Services, LLC that you want to set up a Systematic Withdrawal Plan. This can be done by completing the appropriate section on the Purchase Application. You may choose to receive a minimum amount of $100 , generated from the redemption of shares in your account, on a monthly, quarterly or annual basis. If the withdrawal date selected is a non-business day , your withdrawal will be processed on the following business day. Payments can be made by check to your address of record,or by electronic funds transfer through the Automated Clearing House (ACH) network directly to your predetermined bank account. Your Fund account must have a minimum balance of $10,000 to participate in this Plan. This Plan may be terminated at any time by the Funds and you may terminate the

Plan by contacting U.S. Bancorp Fund Services, LLC in writing. Any notification of change or termination should be provided to the transfer agent in writing at least five days prior to effective date. The Systematic Withdrawal Plan is not available to holders of Institutional Shares of the Leuthold Core Investment Fund, the Leuthold Global Fund, or the Leuthold Global Industries Fund.

A withdrawal under the Plan involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.

How to Redeem (Sell) Shares through Servicing Agents

If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so.

Redemption Price

The redemption price per share you receive for redemption requests is the next determined net asset value after:

U.S. Bancorp Fund Services, LLC receives your written request in proper form with all required information.

U.S. Bancorp Fund Services, LLC receives your authorized telephone request with all required information.

A Servicing Agent (or its designee) that has been authorized to accept redemption requests on behalf of the Funds receives your request in accordance with its procedures.

Payment of Redemption Proceeds

For those stock holders who redeem shares by mail, U.S. Bancorp Fund Services, LLC will mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the written request in proper form with all required

38	Prospectus

information. The Funds typically expect to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio holdings. In stressed market conditions, redemption methods may include redeeming in kind.

For those stock holders who redeem by telephone, U.S.Bancorp Fund Services, LLC will either mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the redemption request, or transfer the redemption proceeds to your designated bank account if you have elected to receive redemption proceeds by either Electronic FundsTransfer or wire. An Electronic Funds Transfer generally takes 2 to 3 business days to reach the stock holder’s account whereas U.S. Bancorp Fund Services, LLC generally wires redemption proceeds on the business day following the calculation of the redemption price. However, the Funds may direct U.S. Bancorp Fund Services, LLC to pay the proceeds of a telephone redemption on a date no later than the seventh day after the redemption request.

Those stock holders who redeem shares through Servicing Agents will receive their redemption proceeds in accordance with the procedures established by the Servicing Agent.

The Leuthold Global Industries Fund, the Leuthold Global Fund, and the Leuthold Core Investment Fund impose a redemption fee equal to 2% of the dollar value of the shares redeemed within 5 business days of the date of purchase. The redemption fee does not apply to shares purchased through reinvested distributions (dividends and capital gains) or through the automatic investment plan, shares held in retirement plans (if the plans request a waiver of the fee), or shares redeemed through designated systematic withdrawal plans.

Other Redemption Considerations

When redeeming shares of the Funds, stock holders should consider the following:

The redemption may result in a taxable gain.

Stock holders who redeem shares held in an IRA must indicate on their redemption request whether or not to withhold federal income taxes. If not, these redemptions will be subject to federal income tax withholding.

The Funds may delay the payment of redemption proceeds for up to seven days in all cases. In addition, the Fund can suspend redemptions and/or postpone payments or redemption proceeds beyond seven days at times when the NewYork Stock Exchange is closed or during emergency circumstances, as determined by the Securities and Exchange Commission.

If you purchased shares by check, the Funds may delay the payment of redemption proceeds until they are reasonably satisfied the check has cleared (which may take up to 15 days from the date of purchase).

U.S. Bancorp Fund Services, LLC will send the proceeds of a redemption to an address or account other than that shown on its records only if the stock holder has sent in a written request with signatures guaranteed.

U.S. Bancorp Fund Services, LLC will not accept telephone redemption requests made within 30 days after an address change.

The Funds reserve the right to refuse a telephone redemption request if it believes it is advisable to do so. The Funds and U.S. Bancorp Fund Services, LLC may modify or terminate their procedures for telephone redemptions at any time. Neither the Funds nor U.S. Bancorp Fund Services, LLC will be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine,

Prospectus	39

provided they use reasonable procedures to confirm the genuineness of the telephone instructions. They may be liable for unauthorized transactions if they fail to follow such procedures. These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls. During periods of substantial economic or market change, telephone redemptions may be difficult to implement. If a stock holder cannot contact U.S. Bancorp Fund Services, LLC by telephone, he or she should make a redemption request in writing in the manner described earlier.

U.S. Bancorp Fund Services, LLC currently charges a fee of $15 when transferring redemption proceeds to your designated bank account by wire but does not charge a fee when transferring redemption proceeds by Electronic Funds Transfer.

The Funds may involuntarily redeem a stock holder’s shares upon certain conditions as may be determined by the Directors, including, for example and not limited to,(1) if the stock holder fails to provide the Funds with identification required by law;(2) if the Funds are unable to verify the information received from the stock holder; and (3) to reimburse a Fund for any loss sustained by reason of the failure of the stock holder to make full payment for shares purchased by the stock holder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

If your account balance falls below $1,000 with respect to Retail Shares, or falls below $1,000,000 with respect to Institutional Shares, for any reason, you will be given 60 days to make additional investments so that your account balance is $1,000 or more, or $1,000,000 or more, as applicable. If you do not, the Fund may close your account and mail the redemption proceeds to you, or, with respect to Institutional Shares, the Fund may convert your Institutional Shares to Retail Shares. Any such conversion will occur at the relative net asset value of the two share Classes, without the imposition of any fees or other charges. Where a retirement plan or other financial intermediary holds Institutional Shares on behalf of its participants or clients, the above policy applies to any such participants or clients when they roll over their accounts with the retirement plan or financial intermediary into an individual retirement account and they are not otherwise eligible to purchase Institutional Shares.

Depending on your Service Agent, you may be charged a fee at the time of redemption and some Service Agents may impose a holding period different from that of the Fund.

Frequent Purchases and Redemptions of Shares of the Funds

Frequent purchases and redemptions of a Fund’s shares by a stock holder may harm other stock holders of such Fund by interfering with the efficient management of the Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares. Accordingly, the Board of Directors discourages frequent purchases and redemptions of shares of the Leuthold Global Industries Fund, the Leuthold Global Fund, and the Leuthold Core Investment Fund by:

1.	Reserving the right to reject any purchase order for any reason or no reason, including purchase orders from potential investors that these Funds believe might engage in frequent purchases and redemptions of fund shares;

2.	Imposing a 2% redemption fee on redemptions or exchanges that occur within 5 business days of the share purchase.

40	Prospectus

The redemption fee does not apply to: (i) redemptions of shares acquired by reinvesting dividends and distributions; (ii) rollovers, transfers and changes of account registration within a Fund as long as the money never leaves such Fund; (iii) redemptions in-kind; (iv) broker wrap fee and other fee-based programs (if the Funds have determined that a program’s investment strategy is not expected to result in frequent trading or that the program has adopted procedures reasonably designed to detect and deter frequent trading); and (v) retirement plans, including 401(k) or 403(b) plans or plans administered as college savings programs under Section 529 of the Internal Revenue Code (if the plans request and receive a waiver of the fee).

The Funds also permit waivers of the redemption fee for the following transactions:

Redemptions due to small balance maintenance fees;

Redemptions related to death or due to a divorce decree;

Certain types of IRA account or broker account transactions, including: redemptions pursuant to systematic withdrawal programs, auto-rebalancing, required minimum distributions, withdrawals due to disability or death, return of excess contribution amounts, and redemptions related to payment of custodian fees; and

Certain types of employer-sponsored and 403(b) retirement plan transactions (if the retirement plan has not received a waiver), including: loans or hardship withdrawals, minimum required distributions, redemp-tions pursuant to systematic withdrawal programs, forfeiture of assets, return of excess contribution amounts, redemptions related to payment of plan fees, and redemptions related to death, disability, or qualified domestic relations order.

These Funds rely on intermediaries to determine when a redemption occurs within 5 business days of purchase. Stock holders purchasing shares through an intermediary should contact the intermediary or refer to their account agreement or plan document for information about how the redemption fee for transactions in the intermediary’s omnibus accounts works and any differences between the Fund’s redemption fee procedures and the intermediary’s redemption fee procedures. The right to reject an order applies to any order, including an order placed from an omnibus account or a retirement plan. Although these Funds have taken steps to discourage frequent purchases and redemptions of Fund shares, they cannot guarantee that such trading will not occur.

In addition to the circumstances previously noted, the Funds reserve the right to waive the redemption fee at their discretion where they believe such waiver is in the best interests of the Funds, including but not limited to when they determine that imposition of the redemption fee is not necessary to protect the Funds from the effects of short-term trading. In addition, the Funds reserve the right to modify or eliminate the redemption fee or waivers at any time.

The Leuthold Select Industries Fund and the Grizzly Short Fund generally accommodate frequent purchases and redemptions of their shares notwithstanding the potential harm to the Leuthold Select Industries Fund and the Grizzly Short Fund other stock holders. The Board of Directors believes it likely that a significant number of investors in the Leuthold Select Industries Fund and the Grizzly Short Fund are not long-term investors because the Leuthold Select Industries Fund is offered to investors who choose to do their own asset allocation rather than invest in the Leuthold Global Fund or the Leuthold Core Investment Fund, and because of the rising stock market risk associated with short selling of the Grizzly Short Fund. Although the Leuthold Select Industries Fund and the Grizzly Short Fund generally accommodate frequent purchases and redemptions of their shares, they reserve the right to reject any purchase order for any reason or no reason, including purchase orders from potential investors that these Funds believe might engage in potentially disruptive purchases and redemptions of their shares.

Prospectus	41

Inactive Accounts

Your account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. If the Funds are unable to locate a stock holder, they will determine whether the stock holder’s account can legally be considered abandoned. The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The stock holder’s last known address of record determines which state has jurisdiction. Interest or income is not earned on redemption or distribution checks sent to you during the time the check remained uncashed.

Stockholders with a state of residence in Texas have the ability to designate a representative to receive legislatively required unclaimed property due diligence notifications. Please contact the Texas Comptroller of Public Accounts for further information.

Exchanging Shares

Eligible Funds

Retail Class shares of the Funds may be exchanged for shares of:

Leuthold Global Industries Fund (Retail Class only)

Leuthold Global Fund (Retail Class only)

Grizzly Short Fund

Leuthold Core Investment Fund (Retail Class only)

Leuthold Select Industries Fund

First American Retail Prime Obligations Fund

at their relative net asset values. Institutional Class shares of the Funds may be exchanged for Retail

Class shares or Institutional Class shares of the other Leuthold Funds or for shares of the First American Retail Prime Obligations Fund at their relative net asset values. An affiliate of U.S. Bancorp Fund Services, LLC advises First American Retail Prime Obligations Fund, a money market mutual fund. Please call 1-800-273-6886 for a prospectus describing First American Retail Prime Obligations Fund. You may have a taxable gain or loss as a result of an exchange because an exchange is treated as a sale of shares for federal income tax purposes . The Leuthold Global Industries Fund, the Leuthold Global Fund, and the Leuthold Core Investment Fund impose a fee equal to 2%of the dollar value of the shares exchanged within 5 business days of the date of purchase. This fee does not apply to shares purchased through reinvested distributions (dividends and capital gains), shares held in retirement plans, or shares redeemed through designated systematic withdrawal plans.

The exchange fee operates in the same manner as the redemption fee discussed under the caption “Frequent Purchases and Redemptions of Shares of the Funds” on page 40, including the ability of the Funds to waive the exchange fee in certain limited circumstances.

How to Exchange Shares

1.	Read this Prospectus (and, if applicable, the prospectus for First American Prime Obligations Fund) carefully.

2.	Determine the number of shares you want to exchange keeping in mind that exchanges are subject to a $10,000 minimum.

3.	Call U.S. Bancorp Fund Services, LLC at 1-800-273-6886. The transfer agent currently charges a fee of $5 when exchanging proceeds by telephone. You may also make an exchange by writing to Leuthold Funds,Inc., c/o U.S.Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

42	Prospectus

Dividends, Distributions, And Taxes

The Funds distribute substantially all of their net investment income quarterly and substantially all of their capital gains annually.

You have four distribution options:

Automatic Reinvestment Option — Both dividend and capital gains distributions will be reinvested in additional shares of the Funds.

Cash Dividend or Capital Gain Option — Dividends will be paid in cash and capital gains will be reinvested in additional shares of the Funds , or dividends will be reinvested in additional shares and capital gains will be paid in cash.

All Cash Option — Both dividend and capital gains distributions will be paid in cash.

You may independently elect cash or reinvestment for dividends and capital gains.

If you elect to receive your distribution in cash and the U.S.Postal Service cannot deliver your check, or if a check remains uncashed for six months, the Funds reserve the right to reinvest the distribution check in the stock holder’s account at the Funds’ then current net asset value and to reinvest subsequent distributions.

You may make your distribution election on the Purchase Application. You may change your election by writing to U.S.Bancorp Fund Services, LLC or by calling 1-800-273-6886.

The following discussion regarding federal income taxes is based on laws that were in effect as of January 1, 2018 and summarizes only some of the important federal income tax considerations affecting the Funds and you as a stockholder. It does not apply to foreign or tax-exempt stockholders or those holding Fund shares through a tax-advantaged account, such as a 401(k) plan or IRA. This discussion is not intended as a substitute for careful tax planning. You should consult your tax advisor about your specific tax situation. Please see the SAI for additional federal income tax information.

Each Fund has elected to be treated and intends to qualify each year as a regulated investment company (RIC). A RIC is not subject to tax at the corporate level on income and gains from investments that are distributed in a timely manner to stockholders. However, a Fund’s failure to qualify as a RIC would result in corporate level taxation,and consequently,a reduction in income available for distribution to you as a stockholder.

Each Fund’s distributions,whether received in cash or additional shares of the Fund,may be subject to federal, state, and local income tax. These distributions may be taxed as ordinary income (although a portion of each Fund’s dividends may be taxable to investors at the lower rate applicable to dividend income) and long-term capital gains .

Corporate stockholders may be able to deduct a portion of their distributions when determining their taxable income.

If you purchase shares of a Fund shortly before it makes a taxable distribution, your distribution will, in effect, be a taxable return of capital. Similarly, if you purchase shares of a Fund that has appreciated securities,you will receive a taxable return of part of your investment if an when the Fund sells the appreciated securities and distributes the gain. Each Fund has built up, or has the potential to build up, high levels of unrealized appreciation.

Each Fund will notify you of the tax status of ordinary income distributions and capital gain distributions after the end of each calendar year.

You will generally recognize taxable gain or loss on a redemption of shares in an amount equal to the difference between the amount received and your tax basis in such shares. This gain or loss will generally be capital and will be long-term capital gain or loss if the shares were held for more than one year.

In general,when a stockholder sells Fund shares, the Fund must report to the stockholder and the IRS the stockholder’s cost basis, gain or loss and holding period in the sold shares using a specified method for determining which shares were sold. You are not

Prospectus	43

bound by this method and, if timely, can choose a different, permissible method. Please consult with your tax advisor.

If you hold shares in a Fund through a broker (or another nominee), please contact that broker (or nominee) with respect to the reporting of cost basis and available elections for your account.

When you receive a distribution from a Fund or redeem shares, you may be subject to backup withholding.

Financial Highlights

The financial highlights table is intended to help you understand each Fund’s financial performance for the period of its operations. Certain information reflects financial results for a single Fund share outstanding throughout the period indicated. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by Ernst & Young LLP, whose report, along with the Funds’ financial statements, is included in the Annual Report which is available upon request.

44	Prospectus

Leuthold Core Investment Fund – Retail – LCORX

Per Share Data:(1)	Year Ended September 30, 2017 (Consolidated)	Year Ended September 30, 2016 (Consolidated)	Year Ended September 30, 2015 (Consolidated)	Year Ended September 30, 2014 (Consolidated)	Year Ended September 30, 2013 (Consolidated)
Net asset value, beginning of year	$18.06	$18.44	$18.85	$18.29	$16.78
Income (loss) from investment operations:
Net investment income (loss)(2)	0.04	(0.01)	(0.01)	0.01	0.09
Net realized and unrealized gain on investments and securities sold short	2.53	0.32	0.76	2.02	1.78
Total from investment operations	2.57	0.31	0.75	2.03	1.87
Less distributions:
From net investment income	(0.01)	—	(0.03)	(0.21)	(0.23)
From net realized gain	(0.08)	(0.69)	(1.13)	(1.26)	(0.13)
Redemption fees(3)	0.00	0.00	0.00	0.00	0.00
Total distributions	(0.09)	(0.69)	(1.16)	(1.47)	(0.36)
Net asset value, end of year	$20.54	$18.06	$18.44	$18.85	$18.29
Total return	14.31%	1.76%	4.03%	11.49%	11.29%
Supplemental data and ratios:
Net assets, end of year	$464.660.913	$524,731,192	$564,608,599	$569,237,299	$409,043,691
Ratio of expenses to average net assets(4)	1.21%	1.29%	1.30%	1.28%	1.28%
Ratio of net investment income (loss) to average net assets(5)	0.20%	(0.08)%	(0.05)%	0.04%	0.49%
Portfolio turnover rate(6)	52.36%	109.32%	78.96%	80.65%	105.28%

(1)	For a share outstanding throughout the period. Rounded to the nearest cent.

(2)	Net investment income (loss) per share is calculated based on average shares outstanding.

(3)	Amount represents less than $0.005 per share.

(4)	The ratio of expenses to average net assets includes dividends and interest on securities sold short. The expense ratios excluding dividends and interest on securities sold short were 1.19% for the year ended September 30, 2017, 1.17% for the year ended September 30, 2016, 1.16% for the year ended September 30, 2015, 1.15% for the year ended September 30,2014, and 1.16% for the year ended September 30, 2013.

(5)	The net investment income ratios include dividends and interest on securities sold short.

(6)	The portfolio turnover rate excludes purchases and sales of securities sold short.

Prospectus 45

Leuthold Core Investment Fund – Institutional – LCRIX

Per Share Data:(1)	Year Ended September 30, 2017 (Consolidated)	Year Ended September 30, 2016 (Consolidated)	Year Ended September 30, 2015 (Consolidated)	Year Ended September 30, 2014 (Consolidated)	Year Ended September 30, 2013 (Consolidated)
Net asset value, beginning of year	$18.08	$18.43	$18.85	$18.28	$16.77
Income from investment operations:
Net investment income (2)	0.06	0.01	0.01	0.03	0.11
Net realized and unrealized gain on investments and securities sold short	2.53	0.33	0.74	2.03	1.78
Total from investment operations	2.59	0.34	0.75	2.06	1.89
Less distributions:
From net investment income	(0.03)	—	(0.04)	(0.23)	(0.25)
From net realized gain	(0.08)	(0.69)	(1.13)	(1.26)	(0.13)
Redemption fees	0.00 (3)	0.00 (3)	0.00 (3)	—	—
Total distributions	(0.11)	(0.69)	(1.17)	(1.49)	(0.38)
Net asset value, end of year	$20.56	$18.08	$18.43	$18.85	$18.28
Total return	14.43%	1.93%	4.03%	11.66%	11.42%
Supplemental data and ratios:
Net assets, end of year	$385,390,357	$378,962,827	$293,666,347	$276,568,913	$196,501,094
Ratio of expenses to average net assets(4)	1.10%	1.17%	1.20%	1.18%	1.17%
Ratio of net investment income to average net assets(5)	0.30%	0.04%	0.05%	0.14%	0.60%
Portfolio turnover rate(6)	52.36%	109.32%	78.96%	80.65%	105.28%

(1)	For a share outstanding throughout the period. Rounded to the nearest cent.

(2)	Net investment income per share is calculated based on average shares outstanding.

(3)	Amount represents less than $0.005 per share.

(4)	The ratio of expenses to average net assets includes dividends and interest on securities sold short. The expense ratios excluding dividends and interest on securities sold short were 1.08% for the year ended September 30, 2017, 1.05% for the year ended September 30,2016, 1.06% for the year ended September 30,2015, 1.06% for the year ended September 30, 2014, and 1.06% for the year ended September 30, 2013.

(5)	The net investment income ratios include dividends and interest on securities sold short.

(6)	The portfolio turnover rate excludes purchases and sales of securities sold short.

46 Prospectus

Leuthold Global Fund – Retail – GLBLX

Per Share Data:(1)	Year Ended September 30, 2017 (Consolidated)	Year Ended September 30, 2016 (Consolidated)	Year Ended September 30, 2015 (Consolidated)	Year Ended September 30, 2014 (Consolidated)	Year Ended September 30, 2013 (Consolidated)
Net asset value, beginning of year	$9.86	$10.03	$11.29	$11.65	$10.24
Income (loss) from investment operations:
Net investment income (loss) (2)	0.04	(0.01)	(0.03)	0.03	0.07
Net realized and unrealized gain (loss) on investments and securities sold short	1.02	(0.21)	(0.11)	0.83	1.44
Total from investment operations	1.06	(0.20)	(0.14)	0.86	1.51
Less distributions:
From net investment income	—	—	(0.03)	(0.08)	(0.08)
From net realized gain	(0.87)	(0.37)	(1.09)	(1.14)	(0.02)
Redemption fees(3)	0.00	0.00	0.00	0.00	0.00
Total distributions	(0.87)	(0.37)	(1.12)	(1.22)	(0.10)
Net asset value, end of year	$10.05	$9.86	$10.03	$11.29	$11.65
Total Return	12.02%	1.89%	(1.41)%	7.68%	14.78%
Supplemental data and ratios:
Net assets, end of year	$24,040,140	$78,743,516	$95,026,857	$130,838,148	$126,418,514
Ratio of expenses to average net assets(4)	1.56%	1.82%	1.71%	1.65%	1.63%
Ratio of net investment income (loss) to average net assets(5)	0.38%	(0.15)%	(0.29)%	0.25%	0.61%
Portfolio turnover rate(6)	63.13%	102.93%	78.37%	71.63%	101.03%

(1)	For a share outstanding throughout the period. Rounded to the nearest cent.

(2)	Net investment income (loss) per share is calculated based on average shares outstanding.
(3)	Amount represents less than $0.005 per share.

(4)	The ratio of expenses to average net assets includes dividends and interest on securities sold short. The expense ratios excluding dividends and interest on securities sold short were 1.56% for the year ended September 30, 2017, 1.61% for the year ended September 30,2016,1.54%for the year ended September 30,2015,1.53% for the year ended September 30,2014, and 1.51% for the year ended September 30, 2013.

(5)	The net investment income ratios include dividends and interest on securities sold short.

(6)	The portfolio turnover rate excludes purchases and sales of securities sold short.

Prospectus 47

Leuthold Global Fund – Institutional – GLBIX

Per Share Data:(1)	Year Ended September 30, 2017 (Consolidated)	Year Ended September 30, 2016 (Consolidated)		Year Ended September 30, 2015 (Consolidated)		Year Ended September 30, 2014 (Consolidated)	Year Ended September 30, 2013 (Consolidated)
Net asset value, beginning of year	$9.95	$10.10		$11.34		$11.69	$10.27
Income (loss) from investment operations:
Net investment income (loss) (2)	0.06	0.01		(0.01)		0.05	0.09
Net realized and unrealized gain (loss) on investments and securities sold short	1.03	0.21		(0.11)		0.84	1.45
Total from investment operations	1.09	0.22		(0.12)		0.89	1.54
Less distributions:
From net investment income	(0.01)	—		(0.03)		(0.10)	(0.10)
From net realized gain	(0.87)	(0.37)		(1.09)		(1.14)	(0.02)
Redemption fees	0.00 (3)	0.00	(3)	0.00	(3)	—	0.00	(3)
Total distributions	0.88	(0.37)		(1.12)		(1.24)	(0.12)
Net asset value, end of year	$10.16	$9.95		$10.10		$11.34	$11.69
Total Return	12.28%	2.18%		(1.30	) %	7.95%	15.08%
Supplemental data and ratios:
Net assets, end of year	$78,614,144	$103,921,200		$218,497,272		$231,615,536	$239,275,879
Ratio of expenses to average net assets(4)	1.36%	1.57%		1.50%		1.44%	1.44%
Ratio of net investment income (loss) to average net assets(5)	0.58%	0.10%		(0.09)%		0.45%	0.80%
Portfolio turnover rate(6)	63.13%	102.93%		78.37%		71.63%	101.03%

(1)	For a share outstanding throughout the period. Rounded to the nearest cent.

(2)	Net investment income (loss) per share is calculated based on average shares outstanding.
(3)	Amount represents less than $0.005 per share.

(4)	The ratio of expenses to average net assets includes dividends and interest on securities sold short. The expense ratios excluding Dividends and interest on securities sold short were 1.36% for the year ended September 30, 2017, 1.36% for the year ended September 30, 2016, 1.33% for the year ended September 30, 2015, 1.33% for the year ended September 30, 2014, and 1.32% for the year ended September 30, 2013.
(5)	The net investment income ratios include dividends and interest on securities sold short.
(6)	The portfolio turnover rate excludes purchases and sales of securities sold short.

48 Prospectus

Leuthold Select Industries Fund – LSLTX

Per Share Data:(1)	Year Ended September 30, 2017		Year Ended September 30, 2016		Year Ended September 30, 2015		Year Ended September 30, 2014		Year Ended September 30, 2013
Net asset value, beginning of year	$21.41		$21.27		$20.02		$16.82		$13.26
Income (loss) from investment operations:
Net investment income (loss)	(0.02	)(2)	(0.00	)(2)	(0.03	)(2)	(0.07	)(2)	0.03 (3)
Net realized and unrealized gain on investments	4.93		0.45		1.28		3.27		3.58
Total from investment operations	4.91		0.45		1.25		3.20		3.61
Less distributions:
From net investment income	—		(0.03)		—		—		(0.05)
From net realized gain	—		(0.28)		—		—		—
Total distributions	—		(0.31)		—		—		(0.05)
Net asset value, end of year	$26.32		$21.41		$21.27		$20.02		$16.82
Total Return	22.93%		2.09%		6.24%		19.02%		27.26%
Supplemental data and ratios:
Net assets, end of year	$15,045,866		$12,630,891		$12,624,145		$14,977,451		$9,805,531
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	1.80%		1.72%		1.73%		1.68%		1.80%
After expense reimbursement or recovery	1.50%		1.50%		1.50%		1.58%		1.60%
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement or recovery	(0.39)%		(0.20)%		(0.35)%		(0.44)%		0.00%
After expense reimbursement or recovery	(0.09)%		0.02%		(0.12)%		(0.34)%		0.20%
Portfolio t urnover rate	62.72%		118.26%		77.42%		66.79%		136.34%

(1)	For a share outstanding throughout the period. Rounded to the nearest cent.
(2)	Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(3)	Net investment income per share is calculated based on average shares outstanding.

Prospectus	49

Leuthold Global Industries Fund – Retail – LGINX

Per Share Data:(1)	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Net asset value, beginning of year	$15.64	$15.76	$16.54	$14.89	$11.44
Income (loss) from investment operations:
Net investment income (2)	0.12	0.12	0.04	0.08	0.10
Net realized and unrealized gain (loss) on investments	3.01	0.41	(0.46)	1.68	3.43
Total from investment operations	3.13	0.53	(0.42)	1.76	3.53
Less distributions:
From net investment income	(0.07)	(0.07)	(0.05)	(0.11)	(0.08)
From net realized gain	(0.57)	(0.58)	(0.31)	—	—
Redemption fees	—	—	0.00 (3)	0.00 (3)	0.00 (3)
Total distributions	(0.64)	(0.65)	(0.36)	(0.11)	(0.08)
Net asset value, end of year	$18.13	$15.64	$15.76	$16.54	$14.89
Total return	20.90%	3.24%	(2.61)%	11.78%	30.98%
Supplemental data and ratios:
Net assets, end of year	$1,952,884	$1,833,241	$5,015,722	$11,351,746	$4,797,409
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	2.66%	2.35%	2.04%	2.06%	2.70%
After expense reimbursement or recovery	1.50%	1.50%	1.50%	1.72%	1.96%
Ratio of net investment income to average net assets:
Before expense reimbursement or recovery	(0.43)%	(0.10)%	(0.29)%	0.18%	0.01%
After expense reimbursement or recovery	0.73%	0.75%	(0.24)%	0.52%	0.75%
Portfolio turnover rate	87.41%	110.53%	95.84%	107.17%	142.87%

(1)	For a share outstanding throughout the period. Rounded to the nearest cent.

(2)	Net investment income per share is calculated based on average shares outstanding.

(3)	Amount represents less than $0.005 per share.

50	Prospectus

Leuthold Global Industries Fund – Institutional – LGIIX

Per Share Data:(1)	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015		Year Ended September 30, 2014	Year Ended September 30, 2013
Net asset value, beginning of year	$15.70	$15.82	$16.63		$14.95	$11.48
Income (loss) from investment operations:
Net investment income (2)	0.16	0.15	0.08		0.13	0.13
Net realized and unrealized gain (loss) on investments	3.03	0.43	(0.48)		1.69	3.45
Total from investment operations	3.19	0.58	(0.40)		1.82	3.58
Less distributions:
From net investment income	(0.10)	(0.12)	(0.10)		(0.14)	(0.11)
From net realized gain	(0.57)	(0.58)	(0.31)		—	—
Redemption fees	—	—	0.00	(3)	—	0.00	(3)
Total distributions	(0.67)	(0.70)	(0.41)		(0.14)	(0.11)
Net asset value, end of year	$18.22	$15.70	$15.82		$16.63	$14.95
Total return	21.25%	3.47%	(2.44)%		12.16%	31.17%
Supplemental data and ratios:
Net assets, end of year	$8,980,549	$9,802,258	$14,272,916		$16,853,310	$9,705,739
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	2.41%	2.10%	1.79%		1.81%	2.45%
After expense reimbursement or recovery	1.25%	1.25%	1.25%		1.47%	1.71%
Ratio of net investment income to average net assets:
Before expense reimbursement or recovery	(0.18)%	0.15%	(0.05)%		0.43%	0.26%
After expense reimbursement or recovery	0.98%	1.00%	0.49%		0.77%	1.00%
Portfolio turnover rate	87.41%	110.53%	95.84%		107.17%	142.87%

(1)	For a share outstanding throughout the period. Rounded to the nearest cent.

(2)	Net investment income per share is calculated based on average shares outstanding.

(3)	Amount represents less than $0.005 per share.

Prospectus	51

Grizzly Short Fund – GRZZX

Per Share Data:(1)	Year Ended September 30, 2017		Year Ended September 30, 2016		Year Ended September 30, 2015		Year Ended September 30, 2014		Year Ended September 30, 2013
Net asset value, beginning of year	$6.17		$7.99		$7.37		$8.58		$11.06
Income (loss) from investment operations:
Net investment loss	(0.10	)(2)	(0.18	)(2)	(0.20	)(2)	(0.26	)(3)	(0.34	)(2)
Net realized and unrealized gain (loss) on investments and securities sold short	(0.70)		(1.64)		0.82		(0.95)		(2.14)
Total from investment operations	(0.80)		(1.82)		0.62		(1.21)		(2.48)
Less distributions:
From net investment income	—		—		—		—		—
From net realized gain	—		—		—		—		—
From return of capital	—		—		—		—		—
Total distributions	—		—		—		—		—
Net asset value, end of year	$5.37		$6.17		$7.99		$7.37		$8.58
Total return	(12.97)%		(22.78)%		8.41%		(14.20)%		(22.33)%
Supplemental data and ratios:
Net assets, end of year	$205,698,273		$178,211,844		$265,843,184		$72,182,207		$94,914,802
Ratio of expenses to average net assets(4):	2.63%		2.65%		2.81%		3.35%		3.43%
Ratio of net investment loss to average net assets(5):	(1.78)%		(2.50)%		(2.81)%		(3.35)%		(3.42)%
Portfolio turnover rate(6)	0.00%		0.00%		0.00%		0.00%		0.00%

(1)	For a share outstanding throughout the period. Rounded to the nearest cent.

(2)	Net investment loss per share is calculated based on average shares outstanding.

(3)	Net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.

(4)	The ratio of expenses to average net assets includes dividends and interest on securities sold short. The expense ratios excluding dividends and interest on securities sold short were 1.54% for the year ended September 30, 2017, 1.52% for the year ended September 30, 2016, 1.55% for the year ended September 30, 2015,1.57% for the year ended September 30, 2014, and 1.54% for the year ended September 30, 2013.

(5)	The net investment income ratios include dividends and interest on securities sold short.

(6)	The portfolio turnover rate excludes purchases and sales of securities sold short.

52	Prospectus

Leuthold Weeden Capital Management &
Leuthold Funds,Inc.

Notice of Privacy Policy & Practices

Leuthold(1) recognizes and respects the privacy expectations of our customers. We are providing this notice to you so that you will know what kinds of information we collect about our customers and the circumstances in which that information may be disclosed to third parties not affiliated with Leuthold.

We collect non-public personal information about our customers from the following sources:

●	Account Applications and other forms, which may include a customer’s name, address, social security number, and information about a customer’s investment goals and risk tolerance;

●	Account History, including information about the transactions and balances in a customer’s accounts; and

●	Correspondence, written, telephonic, or electronic between a customer and Leuthold or service providers to Leuthold.

We may disclose all of the information described above to certain third parties who are not affiliated with Leuthold to process or service a transaction at your request or as permitted by law — for example, sharing information with companies who maintain or service customer accounts for Leuthold is permitted and is essential for us to provide you with necessary or useful services with respect to your accounts.

We maintain, and require service providers to Leuthold to maintain, policies designed to ensure only appropriate access to, and use of, information about our customers and to maintain physical, electronic, and procedural safeguards that comply with federal standards to guard non-public personal information of our customers. When information about Leuthold’s customers is disclosed to non-affiliated third parties, we require that the third party maintain the confidentiality of the information disclosed and limit the use of information by the third party solely to the purposes for which the information is disclosed or as otherwise permitted by law.

We permit only authorized individuals who are trained in the proper handling of individual investor information, and who need to access this information to perform their duties, to have access to your personal information. In addition, all of our employees are subject to our internal policies, which are reinforced in our Employee Manual and we maintain physical, electronic,and procedural safeguards to protect your nonpublic personal information from unauthorized use.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former customer of Leuthold.

1       For purposes of this notice, the term”Leuthold”includes Leuthold Weeden Capital Management and Leuthold Funds,Inc.

Not part of the prospectus.

Prospectus	53

To learn more about the Leuthold Core Investment Fund,the Leuthold Global Fund, the Leuthold Select Industries Fund, the Leuthold Global Industries Fund, and the Grizzly Short Fund, you may want to read their Statement of Additional Information (or “SAI”) which contains additional information about the Funds. The Funds have incorporated by reference, the SAI into the Prospectus. This means that you should consider the contents of the SAI to be part of the Prospectus.

You also may learn more about the Funds’ investments by reading the Funds’annual and semi-annual reports to stock holders. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the performance of the Funds during their last fiscal year.

The SAI and the annual and semi-annual reports are all available to stock holders and prospective investors without charge, simply by calling U.S.Bancorp Fund Services, LLC at 1-800-273-6886. The Funds also make available the SAI and the annual and semi-annual reports, free of charge, on their Internet website (http://www.leutholdfunds.com).

Prospective investors and stock holders who have questions about Leuthold Funds may also call the following number or write to the following address.

Leuthold Funds,Inc.
33 South Sixth Street,Suite 4600
Minneapolis,MN 55402
800-273-6886

The general public can review and copy information about Leuthold Funds (including the SAI) at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. (Please call 1-202-551-8090 for information on the operations of the Public Reference Room.) Reports and other information about the Funds are also available on the EDGAR Database on the Securities and Exchange Commission’s Internet web site at http://www.sec.gov and copies of this information may be obtained,upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to:

Public Reference Section
Securities and Exchange Commission
Washington,D.C. 20549-0102

Please refer to the Funds’ Investment Company Act File No. 811-09094 when seeking information about the Funds from the Securities and Exchange Commission.

54	Prospectus

STATEMENT OF ADDITIONAL INFORMATION	January 31, 2018

LEUTHOLD FUNDS, INC.

33 South Sixth Street

Suite 4600

Minneapolis, Minnesota 55402

This Statement of Additional Information (“SAI”) relates to the Funds and Classes identified below (collectively, the “Leuthold Funds”). This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus for the Leuthold Funds dated January 31, 2018, as supplemented from time to time. Requests for copies of the Prospectus should be made by writing to Leuthold Funds, Inc., 33 South Sixth Street, Suite 4600, Minneapolis, Minnesota 55402, Attention: Corporate Secretary, or by calling 1-800-273-6886.

Leuthold Core Investment Fund:
Retail Class Shares	LCORX
Institutional Class Shares	LCRIX

Leuthold Global Fund:
Retail Class Shares	GLBLX
Institutional Class Shares	GLBIX

Leuthold Select Industries Fund:	LSLTX

Leuthold Global Industries Fund:
Retail Class Shares	LGINX
Institutional Class Shares	LGIIX

Grizzly Short Fund:	GRZZX

The following financial statements included in the Annual Reports, dated September 30, 2017 , of Leuthold Funds, Inc. (File No. 811-9094) as filed with the Securities and Exchange Commission on Form N-CSR on December 6 , 2017 are incorporated by reference into this Statement of Additional Information (a copy of the Annual Reports may be obtained, without charge, by calling the toll-free telephone number shown above):

Leuthold Core Investment Fund	Leuthold Global Fund
Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Financial Highlights
Schedule of Investments
Notes to the Financial Statements
Report of Independent Registered Public
Accounting Firm	Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Financial Highlights
Schedule of Investments
Notes to the Financial Statements
Report of Independent Registered Public
Accounting Firm

Leuthold Select Industries Fund	Leuthold Global Industries Fund
Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Financial Highlights
Schedule of Investments
Notes to the Financial Statements
Report of Independent Registered Public
Accounting Firm	Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Financial Highlights
Schedule of Investments
Notes to the Financial Statements
Report of Independent Registered Public
Accounting Firm

Grizzly Short Fund
Statement of Assets and Liabilities
Statement of Operations
Statements of Changes in Net Assets
Financial Highlights
Schedule of Investments
Securities Sold Short
Notes to the Financial Statements
Report of Independent Registered Public
Accounting Firm

Leuthold Funds, Inc.

TABLE OF CONTENTS

No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus for the Leuthold Funds dated January 31, 2018 , as supplemented from time to time, and, if given or made, such information or representations may not be relied upon as having been authorized by Leuthold Funds, Inc.

This Statement of Additional Information does not constitute an offer to sell securities.

(i)

FUND HISTORY AND CLASSIFICATION

Leuthold Funds, Inc. (the “Corporation”) is an open-end management investment company that consists of five diversified portfolios as of January 31, 2018, the Leuthold Core Investment Fund, the Leuthold Global Fund, the Leuthold Select Industries Fund, the Leuthold Global Industries Fund and the Grizzly Short Fund (each individually a “Fund” and collectively the “Funds”). Leuthold Funds, Inc. is registered under the Investment Company Act of 1940, as amended (the “Act”). Leuthold Funds, Inc. was incorporated as a Maryland corporation on August 30, 1995.

INVESTMENT RESTRICTIONS

The Funds have adopted the following investment restrictions which are matters of fundamental policy. Each Fund’s investment restrictions cannot be changed without approval of the holders of the lesser of: (i) 67% of that Fund’s shares present or represented at a stockholder’s meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of that Fund.

1.                  Each Fund will diversify its assets in different companies and will not purchase securities of any issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting securities of such issuer or more than 5% of the Fund’s assets would be invested in securities of such issuer (except that up to 25% of that value of each Fund’s total assets may be invested without regard to this limitation). This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

2.                  The Leuthold Core Investment Fund will not buy securities on margin or write put or call options. The Leuthold Global Fund, the Leuthold Select Industries Fund, the Leuthold Global Industries Fund and the Grizzly Short Fund will not buy securities on margin (except for such short term credits as are necessary for the clearance of transactions); provided, however, that each of these Funds may (i) borrow money to the extent set forth in investment restriction no. 4; (ii) purchase or sell futures contracts and options on futures contracts; (iii) make initial and variation margin payments in connection with purchases or sales of futures contracts or options on futures contracts; and (iv) write or invest in put or call options.

3.                 Each Fund may sell securities short to the extent permitted by the Act and the Leuthold Global Fund, the Leuthold Select Industries Fund, the Leuthold Global Industries Fund and the Grizzly Short Fund may write put and call options to the extent permitted by the Act. Neither the Leuthold Select Industries Fund nor the Grizzly Short Fund has any present intention of writing put or call options. (The Act permits the applicable Funds to sell securities short and write put and call options to the extent they are “covered” by a segregated account in accordance with procedures established by the Board of Directors and applicable regulatory guidance.)

4.                 The Leuthold Global Fund, the Leuthold Select Industries Fund, the Leuthold Global Industries Fund and the Grizzly Short Fund may borrow money or issue senior securities to the extent permitted by the Act. The Leuthold Core Investment Fund will not borrow money or issue senior securities, except for temporary bank borrowings (not exceeding 10% of the value of the Fund’s total assets) or for emergency or extraordinary purposes. The Leuthold Core Investment Fund will not borrow money for the purpose of investing in securities, and will not purchase any portfolio securities for so long as any borrowed amounts remain outstanding. (The Act permits the applicable Funds to borrow money or issue senior securities so long as they maintain continuous asset coverage of at least 300% of all amounts borrowed. For purposes of this investment restriction, securities held in escrow or separate accounts in connection with the Funds’ investment practices are not considered to be a borrowing. For purposes of this investment restriction, hedging transactions in which the Funds may engage and similar investment strategies are not treated as senior securities when covered by a segregated account.)

5.                 Each Fund may pledge or hypothecate its assets to secure its borrowings. For purposes of this investment restriction assets held in a segregated account or by a broker in connection with short sales effected by a Fund are not considered to be pledged or hypothecated.

6.                 No Fund will act as an underwriter or distributor of securities other than of its shares (except to the extent a Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “1933 Act”), in the disposition of restricted securities).

7.                 No Fund will make loans, except each Fund may enter into repurchase agreements or acquire debt securities from the issuer or others which are publicly distributed or are of a type normally acquired by institutional investors and except that each Fund may make loans of portfolio securities if any such loans are secured continuously by collateral at least equal to the market value of the securities loaned in the form of cash and/or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and provided that no such loan will be made if upon the making of that loan more than 30% of the value of the Fund’s total assets would be the subject of such loans.

8.                 No Fund will concentrate 25% or more of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

9.                 No Fund will make investments for the purpose of exercising control or management of any company.

10.               No Fund will purchase or sell real estate or real estate mortgage loans and no Fund will make any investments in real estate limited partnerships.

11.               The Leuthold Core Investment Fund will not purchase or sell commodities or commodity contracts, including futures contracts. The Leuthold Select Industries Fund, the Leuthold Global Industries Fund and the Grizzly Short Fund will not purchase or sell commodities or commodity contracts, except that each of these Funds may enter into futures contracts and options on futures contracts. Neither the Leuthold Select Industries Fund nor the Grizzly Short Fund has any present intention of entering into futures contracts or options on futures contracts. The Leuthold Global Fund may purchase and sell commodities and commodity contracts, including futures contracts and options on futures contracts. For purposes of this investment restriction number 11, the terms “commodities” and “commodity contracts” shall include only those items specifically enumerated as commodities or commodity contracts within Section 1a and Section 2(a)(1) of the Commodity Exchange Act (namely, subject to the jurisdiction of the Commodity Futures Trading Commission). See “INVESTMENT CONSIDERATIONS – Metals” for a discussion of the Leuthold Core Investment Fund’s and the Leuthold Global Fund’s investments in metals which are not “commodities” as defined in the Commodity Exchange Act.

12.               No Fund will purchase or sell any interest in any oil, gas or other mineral exploration or development program, including any oil, gas or mineral leases. This investment restriction does not prohibit investments in securities of companies that engage in, invest in or sponsor oil, gas or mineral exploration or development programs.

Each Fund has adopted certain other investment restrictions which are not fundamental policies and which may be changed by the Corporation’s Board of Directors without stockholder approval. These additional restrictions are as follows:

1.                  No Fund will acquire or retain any security issued by a company, an officer or director of which is an officer or director of the Corporation or an officer, director or other affiliated person of any Fund’s investment adviser.

2.                  No Fund will purchase illiquid securities if, as a result of such purchase, more than 15% of the value of its total assets would be invested in such securities.

3.                  No Fund will purchase the securities of other investment companies except: (a) as part of a plan of merger, consolidation or reorganization approved by the stockholders of such Fund; (b) securities of registered open-end investment companies; or (c) securities of registered closed-end investment companies on the open market where no commission results, other than the usual and customary broker’s commission. Purchases described in (b) and (c) must be made in compliance with Section 12(d)(1)(A) and Section 12(d)(1)(C) of the Act or pursuant to an applicable exemption or exemptive order, and no Fund may invest more than 25% of its net assets in shares of registered investment companies.

Section 12(d)(1)(A) of the Act provides that shares of an investment company may not be purchased by a Fund if as a result of such purchase (i) the Fund and its affiliated persons would hold more than 3% of the total outstanding voting stock of such investment company; (ii) more than 5% of the Fund’s total assets would be invested in any class of securities of such investment company; and (iii) more than 10% of the Fund’s total assets would be invested in any class of securities of such investment company and of any other investment company.

Section 12(d)(1)(C) makes it unlawful for a Fund to purchase or otherwise acquire any security, whether voting or nonvoting, whether representing equity or debt, issued by a registered closed-end investment company, if immediately after the purchase or acquisition 10% or more of the voting securities of the closed-end investment company are owned by the Funds on an aggregate basis.

Section 12(d)(1)(F) of the Act allows the Funds to exceed the 5% limitation and the 10% limitation described above. Section 12(d)(1)(F) of the Act, provides that the provisions of Section 12(d)(1) shall not apply to securities purchased or otherwise acquired by a Fund if (1) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (2) the Fund has not offered or sold after January 1, 1971, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1 ½% percent. An investment company that issues shares to a Fund pursuant to Section 12(d)(1)(F) will not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. A Fund relying on Section 12(d)(1)(F) (or the investment adviser acting on behalf of the Fund) must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

The aforementioned percentage restrictions on investment or utilization of assets refer to the percentage at the time an investment is made other than with respect to the limitations on the Funds’ borrowing of money and investments in illiquid securities. If these restrictions are adhered to at the time an investment is made, and such percentage subsequently changes as a result of changing market values or some similar event, no violation of a Fund’s fundamental restrictions will be deemed to have occurred. Any changes in a Fund’s non-fundamental investment restrictions made by the Board of Directors will be communicated to stockholders prior to their implementation.

The Corporation has claimed an exclusion from the definition of the term “commodity pool operator” under Section 4.5 of the regulations under the Commodity Exchange Act promulgated by the Commodity Futures Trading Commission. Thus, the Corporation is not subject to registration or regulation as a pool operator under the Commodity Exchange Act.

INVESTMENT CONSIDERATIONS

The Prospectus for the Funds describes their principal investment strategies and risks. This section expands upon that discussion and also discusses non-principal investment strategies and risks.

Warrants and Put and Call Options

Each of the Leuthold Core Investment Fund, the Leuthold Global Fund, the Leuthold Select Industries Fund and the Leuthold Global Industries Fund may purchase warrants and put and call options on securities.

By purchasing a put option, a Fund obtains the right (but not the obligation) to sell the option’s underlying security at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying security at the strike price. The Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists. The buyer of a put option can expect to realize a gain if security prices fall substantially. However, if the underlying security’s price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying security at the option’s strike price. A call buyer attempts to participate in potential price increases of the underlying security with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

Warrants are similar to call options in that the purchaser of a warrant has the right (but not the obligation) to purchase the underlying security at a fixed price. Warrants are issued by the issuer of the underlying security whereas options are not. Warrants typically have exercise periods in excess of those of call options. Warrants do not carry the right to receive dividends or vote with respect to the securities they entitle the holder to purchase, and they have no rights to the assets of the issuer. Warrants are more speculative than the underlying investment. A warrant ceases to have value if it is not exercised prior to its expiration date.

Mortgage-Backed Securities and Other Asset-Backed Securities

Each of the Leuthold Core Investment Fund, the Leuthold Global Fund and the Leuthold Global Industries Fund may invest in mortgage-backed and other asset-backed securities (namely, securities backed by credit card receivables, automobile loans or other assets). Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-backed securities include: (1) Government Agency Mortgage-Backed Securities; (2) Privately-Issued

Mortgage-Backed Securities; and (3) collateralized mortgage obligations and multiclass pass-through securities.

Government Agency Mortgage-Backed Securities. Mortgage-backed securities include Government Agency Mortgage-Backed Securities, which represent participation interests in pools of residential mortgage loans originated by United States governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. Government or one of its agencies or instrumentalities. Such securities, with the exception of collateralized mortgage obligations, are ownership interests in the underlying mortgage loans and provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

The Government Agency Mortgage-Backed Securities in which a Fund may invest includes those issued or guaranteed by Ginnie Mae, Fannie Mae and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). As more fully described below, these securities may include collateralized mortgage obligations, multiclass pass-through securities and stripped Mortgage-Backed Securities.

Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the “Housing Act”), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration Act, or Title V of the Housing Act of 1949, or guaranteed by the Veterans’ Administration under the Servicemen’s Readjustment Act of 1944, as amended, or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. Government is pledged to the payment of all amounts that may be required to be paid under any guarantee. To meet its obligations under such guarantee, Ginnie Mae is authorized to borrow from the U.S. Treasury with no limitations as to amount.

Fannie Mae Certificates. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. Fannie Mae was originally established in 1938 as a U.S. Government agency to provide supplemental liquidity to the mortgage market and was transformed into a shareholder owned and privately managed corporation by legislation enacted in 1968. Fannie Mae provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending. Fannie Mae acquires funds to purchase home mortgage loans from many capital market investors that ordinarily may not invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

Each Fannie Mae Certificate entitles the registered holder thereof to receive amounts representing such holder’s pro rata interest in scheduled principal payments and interest payments (at such Fannie Mae Certificate’s pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments, on the mortgage loans in the pool represented by such Fannie Mae Certificate and such holder’s proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal of and interest on each Fannie Mae Certificate will be guaranteed by Fannie Mae, which guarantee is not backed by the full faith and credit of the U.S. Government.

Freddie Mac Certificates. Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended. Freddie Mac was established primarily for the purpose of increasing the availability of mortgage credit for the financing of needed housing. The principal activity of Freddie Mac currently consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily Freddie Mac Certificates.

Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate, whether or not received. Freddie Mac also guarantees to each registered holder of a Freddie Mac Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but, generally, does not guarantee the timely payment of scheduled principal. Freddie Mac may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (i) foreclosure sale, (ii) payment of claim by any mortgage insurer, or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligations of Freddie Mac under its guarantee are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. Government.

Privately-Issued Mortgage-Backed Securities. Privately-Issued Mortgage-Backed Securities are issued by private issuers and represent an interest in or are collateralized by (i) Mortgage-Backed Securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities (“Privately-Issued Agency Mortgage-Backed Securities”), or (ii) whole mortgage loans or non-Agency collateralized Mortgage-Backed Securities (“Privately-Issued Non-Agency Mortgage-Backed Securities”). These securities are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities described above and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Privately-Issued Agency Mortgage-Backed Securities usually are backed by a pool of Ginnie Mae, Fannie Mae and Freddie Mac Certificates. Privately-Issued Non-Agency Mortgage-Backed Securities usually are backed by a pool of conventional fixed rate or adjustable rate mortgage loans that are not guaranteed by an entity having the credit status of Ginnie Mae, Fannie Mae or Freddie Mac, and generally are structured with one or more types of credit enhancement. As more fully described below, these securities may include collateralized mortgage obligations and, multiclass pass-through securities.

A Fund may invest in subordinated Privately-Issued Non-Agency Mortgage-Backed Securities (“Subordinated Securities”). Subordinated Securities have no governmental guarantee, and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior Privately-Issued Non-Agency Mortgage-Backed Securities. The

holders of Subordinated Securities typically are compensated with a higher stated yield than are the holders of more senior Privately-Issued Non-Agency Mortgage-Backed Securities. On the other hand, Subordinated Securities typically subject the holder to greater risk than senior Privately-Issued Non-Agency Mortgage-Backed Securities and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior Privately-Issued Non-Agency Mortgage-Backed Securities. Subordinated Securities generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior Privately-Issued Non-Agency Mortgage-Backed Securities.

Collateralized Mortgage Obligations and Multiclass Pass-Through Securities. Mortgage-Backed Securities include collateralized mortgage obligations or “CMOs,” which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by other Mortgage-Backed Securities or whole loans (such collateral collectively hereinafter referred to as “Mortgage Assets”). CMOs include multiclass pass-through securities, which can be equity interests in a trust composed of mortgage assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a “tranche,” is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on classes of the CMOs on a monthly, quarterly or semiannual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in innumerable ways, some of which bear substantially more risk than others. In particular, certain classes of CMOs and other types of mortgage pass-through securities, including interest only classes, principal only classes, inverse floaters, Z or accrual classes and companion classes, are designed to be highly sensitive to changes in prepayment and interest rates and can subject the holder to extreme reductions of yield and loss of principal. A Fund may invest in such high-risk, derivative Mortgage-Backed Securities.

Stripped Mortgage-Backed Securities. A Fund may invest in stripped Mortgage-Backed Securities issued by the U.S. Government (“SMBS”). SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of Mortgage Assets. A common type of SMBS will have one class receiving all of the interest from the Mortgage Assets, while the other class will receive all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recover its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yield on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

Adjustable-Rate Mortgage Loans. Certain mortgage loans underlying the Mortgage-Backed Securities in which a Fund may invest will be adjustable rate mortgage loans (“ARMs”). ARMs eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time. Thereafter, the interest rates (the “Mortgage Interest Rates”) may be subject to periodic adjustment based on changes in the applicable index rate (the “Index Rate”). The adjusted rate would be equal to the Index Rate plus a gross margin, which is a fixed percentage spread over the Index Rate established for each ARM at the time of its origination.

There are various types of indices which provide the basis for rate adjustments on ARMS. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury Bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one year LIBOR, the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of a Fund’s portfolio and therefore in the NAV of a Fund’s shares will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indices.

Adjustable interest rates can cause payment increases that some mortgagors may find difficult to make. However, certain ARMs may provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARMs. Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period. Other ARMs (“Negatively Amortizing ARMs”) may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization, and is repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to achieve equity and may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or “accelerated amortization”) further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest

Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. These limitations on periodic increases in interest rates and on changes in monthly payments protect borrowers from unlimited interest rate and payment increases.

Asset-Backed Securities. Asset-backed securities may involve certain risks that are not presented by Mortgage-Backed Securities arising primarily from the nature of the underlying assets (namely, credit card and automobile loan receivables as opposed to real estate mortgages). Non-mortgage asset-backed securities do not have the benefit of the same security interest in the collateral as Mortgage-Backed Securities. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to reduce the balance due on the credit cards. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is the risk that the purchaser would acquire an interest superior to that of the holders of related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that payments on the receivables together with recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments. Also, while the secondary market for asset-backed securities is ordinarily quite liquid, in times of financial stress the secondary market may not be as liquid as the market for other types of securities, which could cause a Fund to experience difficulty in valuing or liquidating such securities.

Miscellaneous. The yield characteristics of Mortgage-Backed Securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if a Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if a Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Certain classes of CMOs and other types of mortgage pass-through securities, including those whose interest rates fluctuate based on multiples of a stated index, are designed to be highly sensitive to changes in prepayment and interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal.

Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in the mortgagors’ housing needs, job transfers, unemployment, mortgagors’ net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by a Fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Mortgage-Backed Securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

No assurance can be given as to the liquidity of the market for certain Mortgage-Backed Securities, such as CMOs and multiclass pass-through securities. Determination as to the liquidity of such securities will be made in accordance with guidelines established by the Funds’ Board of Directors. In accordance with such guidelines, Leuthold Weeden Capital Management (the “Adviser”) will monitor a Fund’s investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information.

Convertible Securities

The Leuthold Global Industries Fund may invest in convertible securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Preferred Stocks

Each of the Leuthold Core Investment Fund, the Leuthold Global Fund and the Leuthold Global Industries Fund may invest in preferred stocks. Preferred stock includes convertible and non-convertible preferred and preference stocks that are senior to common stock. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Zero Coupon U.S. Treasury Securities

Each of the Leuthold Core Investment Fund, the Leuthold Global Fund and the Leuthold Global Industries Fund may invest in zero coupon U.S. Treasury securities which consist of U.S. Treasury Notes and Bonds that have been stripped of their unmatured interest coupons by the U.S. Department of Treasury. A zero coupon U.S. Treasury security pays no interest to its holders during its life and its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount much less than its face value. Zero coupon U.S. securities are generally subject to greater fluctuations in value in response to changing interest rates than debt obligations that pay interest currently.

Money Market Instruments

The money market instruments in which the Funds may invest include conservative fixed-income securities, such as U.S. Treasury Bills, commercial paper rated A-1 by Standard & Poor’s Corporation (“S&P”), or Prime-1 by Moody’s Investors Service, Inc. (“Moody’s”), commercial paper master notes and repurchase agreements. Commercial paper master notes are unsecured promissory notes issued by corporations to finance short-term credit needs. They permit a series of short-term borrowings under a single note. Borrowings under commercial paper master notes are payable in whole or in part at any time upon demand, may be prepaid in whole or in part at any time, and bear interest at rates which are fixed to known lending rates and automatically adjusted when such known lending rates change. There is no secondary market for commercial paper master notes. The Funds’ investment adviser will monitor the creditworthiness of the issuer of the commercial paper master notes while any borrowings are outstanding.

Repurchase agreements are agreements under which the seller of a security agrees at the time of sale to repurchase the security at an agreed time and price. None of the Funds will enter into repurchase agreements with entities other than banks or invest over 15% of their net assets in repurchase agreements with maturities of more than seven days. If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the Fund will look to the collateral security underlying the seller’s repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller’s obligation to the Fund. In such event, the Fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.

Foreign Securities

Each of the Funds may invest in securities of foreign issuers. In addition, a registered investment company in which the Leuthold Core Investment Fund or the Leuthold Global Fund may invest up to 100% of its assets in securities of foreign issuers. Each of the Funds may also hold securities of U.S. and foreign issuers in the form of American Depository Receipts (“ADRs”), American Depository Shares (“ADSs”) and Global Depositary Receipts (“GDRs”), and they may each invest in securities of foreign issuers traded directly in the U.S. securities markets. The Grizzly Short Fund may sell short (1) securities of foreign issuers on foreign exchanges and (2) ADRs, ADSs, GDRs and securities of foreign issuers traded in the U.S. securities markets. Investments in foreign securities involve special risks and considerations that are not present when the Funds invests in domestic securities.

There is often less information publicly available about a foreign issuer than about a U.S. issuer. Foreign issuers generally are not subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. This is particularly true of securities in emerging markets which can be extremely volatile. Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the United States. There may also be difficulties in enforcing legal rights outside the United States. There may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments which could affect the value of investments in certain foreign countries. Legal remedies available to investors may be more limited than those available with respect to investments in the United States or in other foreign countries. Income received from foreign investments may be reduced by withholding and other taxes imposed by such countries.

Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth or gross national product, inflation rate, capital reinvestment, resource self-sufficiency and balance of payment positions. The economies of countries with emerging markets may be predominately based on only a few industries, may be highly vulnerable to changes in global trade conditions, and may suffer from extreme and volatile debt or inflation rates. Debt obligations of issuers located in, or of, developing countries involve a high degree of risk and may be in default or present the risk of default.

Foreign Currency Transactions. Since each of the Funds may purchase securities denominated in foreign currencies, and in the case of each of the Leuthold Core Investment Fund or the Leuthold Global Fund a registered investment company in which any of these Funds may invest may purchase securities denominated in foreign currencies, changes in foreign currency exchange rates will affect, either directly or indirectly, the value of the Funds’ assets from the perspective of U.S. investors. The Leuthold Global Fund may seek to protect themselves against the adverse effects of currency exchange rate fluctuations by entering into currency forward, futures or options contracts. Hedging transactions may not, however, always be fully effective in protecting against adverse exchange rate fluctuations. Furthermore, hedging transactions involve transaction costs and the risk that the registered investment company might lose money; either because exchange rates move in an unexpected direction, because another party to a hedging contract defaults or for other reasons. Hedging transactions also limit any potential gain which might result if exchange rates moved in a favorable direction. The value of foreign investments and the investment income derived from them may also be affected (either favorably or unfavorably) by exchange control regulations. In addition, the value of foreign fixed-income investments will fluctuate in response to changes in U.S. and foreign interest rates.

To manage the currency risk accompanying investments in foreign securities and to facilitate the purchase and sale of foreign securities, the Leuthold Global Fund may engage in foreign currency transactions on a spot (cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (“forward foreign currency” contracts or “forward” contracts).

A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades.

When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale of a fixed amount of U.S. dollars equal to the amount of foreign currency involved in the underlying security transaction, the Fund can protect itself against a possible loss, resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which the payment is made or received.

When the Adviser believes that a particular foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell a fixed amount of the foreign currency approximating the value of some or all of a Fund’s portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. A Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund’s securities or other assets denominated in that currency. The Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of a Fund will be served.

At the maturity of a forward contract, a Fund may either sell the portfolio securities and make delivery of the foreign currency, or it may retain the securities and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract obligating it to purchase, on the same maturity date, the same amount of foreign currency.

If a Fund retains the portfolio securities and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a forward contract to sell the foreign currency. Should forward prices decline during the period when the Fund entered into the forward contract for the sale of a foreign currency and the date it entered into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Stockholders should note that: (1) foreign currency hedge transactions do not protect against or eliminate fluctuations in the prices of particular portfolio securities (namely, if the price of such securities declines due to an issuer’s deteriorating credit situation); and (2) it is impossible to forecast with precision the market value of securities at the expiration of a forward contract. Accordingly, a Fund may have to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the Fund’s securities is less than the amount of the foreign currency upon expiration of the contract. Conversely, a Fund may have to sell some of its foreign currency received upon the sale of a portfolio security if the market value of the Fund’s securities exceed the amount of foreign currency the Fund is obligated to deliver. A Fund’s dealings in forward foreign currency exchange contracts will be limited to the transactions described above.

Although a Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Fund will do so from time to time and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

A Fund may purchase and sell currency futures and purchase and write currency options to increase or decrease its exposure to different foreign currencies. The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. Currency futures contracts are similar to forward foreign currency contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a Fund’s investments. A currency hedge, for example, should protect a Yen-dominated security from a decline in the Yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer’s creditworthiness. Because the value of a Fund’s foreign-denominated investments change in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund’s investments exactly over time.

Investments in ADRs, ADSs or GDRs. As noted above, the Funds may hold securities of U.S. and foreign issuers in the form of ADRs, ADSs or GDRs. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. ADRs and ADSs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs and ADSs in registered form are designed for use in U.S. securities markets. GDRs are issued by European financial institutions.

ADR facilities may be either “sponsored” or “unsponsored.” While similar, distinctions exist relating to the rights and duties of ADR holders and market practices. A depository may establish an unsponsored facility without the participation by or consent of the issuer of the deposited securities, although a letter of non-objection from the issuer is often requested. Holders of unsponsored ADRs generally bear all the costs of such facility, which can include deposit and withdrawal fees, currency conversion fees and other service fees. The depository of an unsponsored facility may be under no duty to distribute shareholder communications from the issuer or pass through voting rights. Issuers of unsponsored ADRs are not obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the ADR. Sponsored facilities enter into an agreement with the issuer that sets out rights and duties of the issuer, the depository and the ADR holder. This agreement also allocates fees among the parties. Most sponsored agreements also provide that the depository will distribute shareholder notices, voting instructions and other communications. Each of the Funds may invest in sponsored and unsponsored ADRs, and the Grizzly Short Fund may sell short sponsored and unsponsored ADRs.

Short Sales

Each of the Leuthold Core Investment Fund, the Leuthold Global Fund, the Leuthold Global Industries Fund and the Grizzly Short Fund may seek to realize additional gains through effecting short sales of securities. Short selling involves the sale of borrowed securities. At the time a short sale is effected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases it for delivery to the lender. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividend or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed. Until a Fund closes its short position or replaces the borrowed security, the Fund will: (a) designate liquid assets it owns, other than the short sale proceeds, as segregated assets in an amount equal to its obligation to purchase the securities sold short (if the lending broker requires the Fund to deposit collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets the Fund is required to segregate to cover the short sale obligation); or (b) otherwise cover the Fund’s short position. For example if a Fund believes the price of the stock of XYZ Corp. (which is currently $50 per share) will decline, it may borrow shares of XYZ Corp. from a securities lender and then sell the borrowed shares in the open market. Later the Fund will purchase shares of XYZ Corp. in the open market to return to the securities lender. If it purchases shares of XYZ Corp. for less than $50 per share, it will have realized a gain, and if it purchases shares of XYZ Corp. for more than $50 per share, it will have realized a loss. A Fund’s goal when effecting short sales is to “Sell high and Buy low.”

A Fund may make short sales “against the box” (namely, when a security identical to or convertible or exchangeable into one owned by the Fund is borrowed and sold short). Selling short “against the box” is not a principal investment strategy of any Fund.

Use of Segregated and Other Special Accounts

Use of derivative transactions, like options and short sales, will require, among other things, that a Fund segregate cash, liquid securities or other assets with its custodian, to the extent the Fund’s obligations are not otherwise “covered” through ownership of the underlying security. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities required to be delivered, or, subject to any regulatory restrictions, appropriate securities as required by the Act at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them.

Over-the-counter (“OTC”) options entered into by a Fund will generally provide for cash settlement, although the Fund may not be required to do so. As a result, when a Fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OTC-issued and exchange-listed options sold by a Fund other than those described above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery. If a Fund enters into OTC options transactions, it will be subject to counterparty risk.

Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies. A Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and hedging and other strategic transactions. A Fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

High Yield and Other Securities

Each of the Leuthold Core Investment Fund, the Leuthold Global Fund and the Leuthold Global Industries Fund may invest in corporate debt securities, including bonds and debentures (which are long-term) and notes (which may be short or long-term). A registered investment company in which the Leuthold Core Investment Fund, the Leuthold Global Fund and the Leuthold Global Industries Fund invests may also invest in such debt securities. These debt securities may be rated investment grade by S&P or Moody’s. Securities rated BBB by S&P or Baa by Moody’s, although investment grade, exhibit speculative characteristics and are more sensitive than higher rated securities to changes in economic conditions. A Fund (and registered investment companies in which a Fund may, at times, invest) may also invest in securities that are rated below investment grade. Investments in high yield securities (namely, less than investment grade), while providing greater income and opportunity for gain than investments in higher-rated securities, entail relatively greater risk of loss of income or principal. Lower-grade obligations are commonly referred to as “junk bonds.” Market prices of high-yield, lower-grade obligations may fluctuate more than market prices of higher-rated securities. Lower grade, fixed income securities tend to reflect short-term corporate and market developments to a greater extent than higher-rated obligations which, assuming no change in their fundamental quality, react primarily to fluctuations in the general level of interest rates.

The high yield market at times is subject to substantial volatility. An economic downturn or increase in interest rates may have a more significant effect on the high yield securities in an underlying registered investment company’s portfolio and their markets, as well as on the ability of securities’ issuers to repay principal and interest. Issuers of high yield securities may be of low creditworthiness and the high yield securities may be subordinated to the claims of senior lenders. During periods of economic downturn or rising interest rates the issuers of high yield securities may have greater potential for insolvency and a higher incidence of high yield bond defaults may be experienced.

The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a high yield security owned by the Leuthold Core Investment Fund, the Leuthold Global Fund or the Leuthold Global Industries Fund (or by a registered investment company in which a Fund invests) defaults, the Fund (or such registered investment company) may incur additional expenses in seeking recovery. Periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield securities and a Fund’s net asset value. Yields on high yield securities will fluctuate over time. Furthermore, in the case of high yield securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and therefore tend to be more volatile than the market prices of securities which pay interest periodically and in cash.

Certain securities held by the Leuthold Core Investment Fund, the Leuthold Global Fund or the Leuthold Global Industries Fund (or a registered investment company in which a Fund invests), including high yield securities, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, a Fund (or such registered investment company) would have to replace the security with a lower yielding security, resulting in a decreased return for the investor. Conversely, a high yield security’s value will decrease in a rising interest rate market, as will the value of the Fund’s (or the underlying registered investment company’s) net assets.

The secondary market for high yield securities may at times become less liquid or respond to adverse publicity or investor perceptions making it more difficult for the Leuthold Core Investment Fund, the Leuthold Global Fund or the Leuthold Global Industries Fund (or a registered investment company in which a Fund invests) to value accurately high yield securities or dispose of them. To the extent a Fund (or a registered investment company in which the Fund invests) owns or may acquire illiquid or restricted high yield securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity difficulties, and judgment will play a greater role in valuation because there is less reliable and objective data available.

Special tax considerations are associated with investing in high yield bonds structured as zero coupon or pay-in-kind securities. The Leuthold Global Fund, the Leuthold Core Investment Fund or the Leuthold Global Industries Fund (or a registered investment company in which a Fund invests) will report the interest on these securities as income even though it receives no cash interest until the security’s maturity or payment date. Further, a Fund (or a registered investment company in which a Fund invests) must distribute substantially all of its income to its stockholders to qualify for pass-through treatment under the tax law. Accordingly, a Fund (or a registered investment company in which a Fund invests) may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or may have to borrow to satisfy distribution requirements.

Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, the investment adviser to the Leuthold Core Investment Fund, the Leuthold Global Fund or the Leuthold Global Industries Fund (or a registered investment company in which a Fund invests) will monitor the issuers of high yield securities in the portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to attempt to assure the securities’ liquidity so a Fund can meet redemption requests. To the extent that a Fund (or a registered investment company in which a Fund invests) invests in high yield securities, the achievement of its investment objective may be more dependent on its own credit analysis than is the case for higher quality bonds. A Fund (or a registered investment company in which a Fund invests) may retain a portfolio security whose rating has been changed.

Registered Investment Companies

Each Fund may invest up to 25% of its net assets in shares of registered investment companies. No Fund will purchase or otherwise acquire shares of any registered investment company if (a) that Fund and its affiliated persons would own more than 3% of any class of securities of such registered investment company, (b) more than 5% of its net assets would be invested in the shares of any one registered investment company, or (c) more than 10% of its net assets would be invested in shares of other investment companies, except for purchases of money market funds, purchases pursuant to Section 12(d)(1)(F) of the Act (or other statutory exemptions), purchases pursuant to an exemptive order, or as part of a plan of merger, consolidation or reorganization approved by the stockholders of a Fund. If a Fund purchases more than 1% of any class of security of a registered open-end investment company, such investment will be considered an illiquid investment.

Any investment in a registered investment company involves investment risk. Additionally an investor could invest directly in the registered investment companies in which the Funds invest. By investing indirectly through a Fund, an investor bears not only his or her proportionate share of the expenses of the Fund (including operating costs and investment advisory fees) but also indirect similar expenses of the registered investment companies in which the Fund invests. An investor may also indirectly bear expenses paid by registered investment companies in which a Fund invests related to the distribution of such registered investment company’s shares.

Under certain circumstances an open-end investment company in which a Fund invests may determine to make payment of a redemption by the Fund (wholly or in part) by a distribution in kind of securities from its portfolio, instead of in cash. As a result, the Fund may hold such securities until its investment adviser determines it appropriate to dispose of them. Such disposition will impose additional costs on the Fund.

Investment decisions by the investment advisers to the registered investment companies in which the Funds invest are made independently of the Funds and their investment adviser. At any particular time, one registered investment company in which a Fund invests may be purchasing shares of an issuer whose shares are being sold by another registered investment company in which the Fund invests. As a result, the Fund indirectly would incur certain transactional costs without accomplishing any investment purpose.

Although the Funds will not concentrate their investments, registered investment companies in which the Leuthold Core Investment Fund, the Leuthold Global Fund and the Leuthold Global Industries Fund may invest may concentrate their investments within one industry (namely, sector funds). Since the investment alternatives within an industry are limited, the value of the shares of such a registered investment company may be subject to greater market fluctuation than a registered investment company which invests in a broader range of securities.

Metals

Each of the Leuthold Core Investment Fund, the Leuthold Global Fund and the Leuthold Global Industries Fund may invest directly in metals such as aluminum, copper, zinc, lead, nickel, tin, silver, palladium and other industrial and precious metals. In connection with such investments these Funds may enter into agreements where they “pre-pay” for metals which are delivered at a later date (“Pre-Paid Physical Agreements”). When investing in metals there is the risk that parties that act as custodians for the metals held by these Funds or with which they have entered into Pre-Paid Physical Agreements may become insolvent and file for bankruptcy protection. In addition, these Funds may invest in companies that manufacture and distribute such metals, companies that invest in other companies engaged in activities related to such metals and securities indexed to the price of such metals or companies. The prices of such metals may be subject to substantial price fluctuations and may be affected by broad economic, financial and political factors, including inflation, metal sales by governments or international agencies, speculation, changes in industrial and commercial demand, currency devaluations or revaluations, trade imbalances and governmental prohibitions or restrictions. Further, investments in metals can present concerns such as delivery, storage and maintenance, possible illiquidity and the unavailability of accurate market valuations. Investment in metals earns no investment income and may involve higher custody and transaction costs than investments in securities.

For each of the Leuthold Core Investment Fund, the Leuthold Global Fund and the Leuthold Global Industries Fund to qualify as a regulated investment company under current federal tax law, gains from selling metals may not exceed 10% of the Fund’s gross income for its taxable year. This tax requirement could cause the Fund to hold or sell precious metals or securities when it would not otherwise do so, and if the requirement is not satisfied, could cause the Fund to be taxed as a corporation with respect to all of its income.

Natural Resources

The Leuthold Global Industries Fund may invest in securities of companies that engage in, invest in or sponsor mineral exploration or development programs. Investments in companies in natural resources industries can be significantly affected by (often rapid) changes in supply of, or demand for, various natural resources. They may also be affected by changes in energy prices, international political and economic developments, environmental incidents, energy conservation, the success of exploration projects, changes in commodity prices, and tax and other government regulations.

Cybersecurity Considerations

With the increased use of technologies such as mobile devices and Web-based or “cloud” applications, and the dependence on the Internet and computer systems to conduct business, the Funds are susceptible to operational, information security and related risks. In general, cybersecurity incidents can result from deliberate attacks or unintentional events (arising from external or internal sources) that may cause the Funds to lose proprietary information, suffer data corruption, physical damage to a computer or network system or lose operational capacity. Cybersecurity attacks include, but are not limited to, infection by malicious software, such as malware or computer viruses or gaining unauthorized access to digital systems, networks or devices that are used to service the Funds’ operations (e.g., through “hacking,” “phishing” or malicious software coding) or other means for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cybersecurity attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on the Funds’ website (i.e., efforts to make network services unavailable to intended users). In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Funds’ systems.

Cybersecurity incidents affecting the Adviser, other service providers to the Funds or their stockholders (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) have the ability to cause disruptions and impact business operations, potentially resulting in financial losses to both the Funds and their stockholders, interference with the Funds’ ability to calculate its net asset value, impediments to trading, the inability of Fund stockholders to transact business and the Funds to process transactions (including fulfillment of fund share purchases and redemptions), violations of applicable privacy and other laws (including the release of private stockholder information) and attendant breach notification and credit monitoring costs, regulatory fines, penalties, litigation costs, reputational damage, reimbursement or other compensation costs, forensic investigation and remediation costs, and/or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Funds invest, counterparties with which the Funds engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions (including financial intermediaries and other service providers ) and other parties.

Real Estate Investment Trusts

The Leuthold Core Investment Fund and the Leuthold Global Fund may invest in real estate investment trusts. A real estate investment trust (“REIT”) is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Internal Revenue Code of 1986, as amended (the “Code”) . The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

REITs are characterized as equity REITs, mortgage REITs and hybrid REITs, which combine the characteristics of both equity and mortgage REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depends upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs generally hold both ownership interests and mortgage interests in real estate. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. They also may be affected by general economic conditions and are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation at an economically disadvantageous time, and the possibility of failing to qualify for favorable tax treatment under applicable U.S. or foreign law and/or to maintain exempt status under the Investment Company Act.

Foreign Government Obligations

The Leuthold Core Investment Fund and the Leuthold Global Fund may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities. These securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank.

Illiquid Securities, Private Placements, Restricted Securities, and IPOs and Other Limited Opportunities

Each Fund may invest up to 15% of its net assets in securities for which there is no readily available market (“illiquid securities”). The 15% limitation includes securities whose disposition would be subject to legal restrictions (“restricted securities”). Illiquid and restricted securities often have a market value lower than the market price of unrestricted securities of the same issuer and are not readily marketable without some time delay. This could result in a Fund being unable to realize a favorable price upon disposition of such securities and in some cases might make disposition of such securities at the time desired by the Fund impossible.

Private Placements and Restricted Investments. Illiquid securities include securities of private issuers, securities traded in unregulated or shallow markets, and securities that are purchased in private placements and are subject to legal or contractual restrictions on resale. Because relatively few purchasers of these securities may exist, especially in the event of adverse market or economic conditions or adverse changes in the issuer’s financial condition, a Fund could have difficulty selling them when the Adviser believes it advisable to do so or may be able to sell them only at prices that are lower than if they were more widely held. Disposing of illiquid securities may involve time-consuming negotiation and legal expenses, and selling them promptly at an acceptable price may be difficult or impossible.

While private placements may offer attractive opportunities not otherwise available in the open market, the securities purchased are usually restricted securities or are “not readily marketable.” Restricted securities cannot be sold without being registered under the 1933 Act, unless they are sold pursuant to an exemption from registration (such as Rules 144 or 144A). Securities that are not readily marketable are subject to other legal or contractual restrictions on resale. A Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delay in effecting registration. A Fund selling its securities in a registered offering may be deemed to be an “underwriter” for purposes of Section 11 of the 1933 Act. In such event, the Fund may be liable to purchasers of the securities under Section 11 if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading, although the Fund may have a due diligence defense.

At times, the inability to sell illiquid securities can make it more difficult to determine their fair value for purposes of computing a Fund’s net asset value. The judgment of the Adviser normally plays a greater role in valuing these securities than in valuing publicly traded securities.

Lending Portfolio Securities

In order to generate additional income, each Fund may lend portfolio securities constituting up to 30% of its total assets to unaffiliated broker-dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash, U.S. Government securities or equivalent collateral or provides an irrevocable letter of credit in favor of the Fund equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the lending Fund an amount equivalent to any dividends or interest paid on such securities, and the Fund may receive an agreed-upon amount of interest income from the borrower who delivered equivalent collateral or provided a letter of credit. Loans are subject to termination at the option of the lending Fund or the borrower. The lending Fund may pay reasonable administrative and custodial fees in connection with a loan of portfolio securities and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The lending Fund does not have the right to vote securities on loan, but could terminate the loan and regain the right to vote if that were considered important with respect to the investment.

The primary risk in securities lending is a default by the borrower during a sharp rise in price of the borrowed security resulting in a deficiency in the collateral posted by the borrower. The Funds will seek to minimize this risk by requiring that the value of the securities loaned will be computed each day and additional collateral be furnished each day if required. For further information regarding the Funds lending activities in the most recent fiscal year, please see the section entitled “SECURITIES LENDING” below.

Borrowing

Each Fund is authorized to borrow money from banks but may not borrow money for investment purposes. No Fund will purchase any portfolio securities or effect short sales while any borrowed amounts remain outstanding. Typically, if a Fund borrows money, it will be for the purpose of facilitating portfolio management by enabling the Fund to meet redemption requests when the liquidation of portfolio investments would be inconvenient or disadvantageous. If a Fund’s borrowing exceeds 5% of its net assets or if not repaid within sixty days, it must maintain asset coverage (total assets less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of a Fund’s assets should fail to meet this 300% coverage test, the Fund within three business days will reduce the amount of the Fund’s borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

Portfolio Turnover

Each Fund’s annual portfolio turnover rate indicates changes in the Fund’s portfolio and is calculated by dividing the lesser of purchases or sales of securities (excluding securities having maturities at acquisition of one year or less) for the fiscal year by the monthly average of the value of the portfolio securities (excluding securities having maturities at acquisition of one year or less) owned by the Fund during the fiscal year. For the fiscal year ended September 30, 2017 , each of the Funds, other than the Grizzly Short Fund, had a relatively lower turnover rate compared to the fiscal year ended September 30, 2016 as there was less market volatility resulting in less trading using the quantitative investment approach of each Fund.

Temporary Defensive Positions

Neither of the Leuthold Select Industries Fund or the Grizzly Short Fund will take temporary defensive positions. Although none of these Funds will take a temporary defensive position, each Fund will invest in money market instruments (like U.S. Treasury Bills, commercial paper, or repurchase agreements) and hold some cash so that it can pay expenses and satisfy redemption requests. Unlike the Leuthold Select Industries Fund and the Grizzly Short Fund, the Leuthold Core Investment Fund, the Leuthold Global Fund, and the Leuthold Global Industries Fund may, in response to adverse market, economic, political, or other conditions, take temporary defensive positions.

Disclosure of Portfolio Holdings

The Funds maintain written policies and procedures as described below regarding the disclosure of their portfolio holdings to ensure that disclosure of information about portfolio securities is in the best interests of the Funds’ stockholders. The Chief Compliance Officer of the Adviser will report periodically to the Board of Directors with respect to compliance with the Funds’ portfolio holdings disclosure procedures. The Board of Directors or the Chief Compliance Officer of the Adviser may authorize the disclosure of the Funds’ portfolio holdings prior to the public disclosure of such information.

There may be instances where the interests of the stockholders of the Funds regarding the disclosure information about portfolio securities may conflict with the interests of the Adviser or an affiliated person of the Funds. In such situations, the Chief Compliance Officer of the Adviser will bring the matter to the attention of the Board of Directors, and the Board will determine whether or not to allow such disclosure.

Fund Service Providers – Fund Administrator, Independent Registered Public Accounting Firm and Custodian. The Funds have entered into arrangements with certain third party service providers for services that require these groups to have access to the Funds’ portfolios from time to time, on an ongoing basis. As a result, such third party service providers receive portfolio holdings information prior to and more frequently than the public disclosure of such information. There is no set time between the date of such information being provided to the service providers and the date on which the information is publicly disclosed as the information is provided to the service providers on an as needed basis in connection with the services they provide to the Funds (some receive the information daily).

As an example, the Funds’ administrator is responsible for maintaining the accounting records of the Funds, which includes maintaining a current portfolio of each Fund. The Funds also undergo an annual audit which requires the Funds’ independent registered public accounting firm to audit each Fund’s portfolio as of the balance sheet date. In addition to the Funds’ administrator, the Funds’ custodian also maintains an up-to-date list of each Fund’s holdings, and the Funds’ financial printer, in connection with the printing of Fund publications for distribution to stockholders, receives portfolio holdings information. Each of these parties is contractually and/or ethically prohibited from sharing the Funds’ portfolios unless specifically authorized by the Funds.

Also, from time to time the Funds’ investment adviser may receive requests for proposals (“RFPs”) from consultants or potential clients that request information about the Funds’ holdings on an accelerated basis. As long as such requests are on a one time basis, and do not result in continued receipt of data, such information may be provided in the RFP as of the most recent month end regardless of lag time. Such information will be provided with a confidentiality legend and only in cases where the Funds’ investment adviser has reason to believe that the data will be used only for legitimate purposes and not for trading.

Rating, Ranking and Risk Measurement Organizations. The Funds may provide their entire portfolios to rating, ranking and risk measurement organizations. The Funds’ management has determined that these organizations provide investors with a valuable service and, therefore, are willing to provide them with portfolio information. The Funds may not pay these organizations or receive any compensation from them for providing this information. The Funds may provide portfolio information to these organizations on either a monthly or quarterly basis but not until such information is at least 15 days old.

Other Disclosure. At the end of each month on the Funds’ website (www.leutholdfunds.com): (1) the Leuthold Core Investment Fund and the Leuthold Global Fund publish their asset allocation percentages; and (2) the Leuthold Select Industries Fund, the Leuthold Global Industries Fund and the Grizzly Short Fund publish their industry group weightings. This information is updated approximately 5 to 10 calendar days following the end of each month. It is available to anyone that visits the website.

Each of the Funds may also provide top ten portfolio holdings in certain marketing materials, which holdings will be posted contemporaneously on the Funds’ website. In addition, each Fund may include with such disclosure information that includes, among other things, the top contributors/detractors from Fund performance.

The Adviser may manage other accounts such as separate accounts, private accounts, unregistered products, and portfolios sponsored by companies other than the Adviser. These other accounts may be managed in a similar fashion to certain of the Funds and thus may have similar portfolio holdings. Such accounts may be subject to different portfolio holdings disclosure policies that permit public disclosure of portfolio holdings information in different forms and at different times than the Funds’ portfolio holdings disclosure policies. Additionally, clients of such accounts have access to their portfolio holdings and are generally not subject to the Funds’ portfolio holdings disclosure policies.

DIRECTORS AND OFFICERS OF THE CORPORATION

As a Maryland corporation, the business and affairs of the Corporation are managed by its officers under the direction of its Board of Directors. (The portfolios in the Leuthold Fund family are the only mutual funds in a “fund complex,” as such term is defined in the Act.) The name, age, address, principal occupation(s) during the past five years, and other information with respect to each of the current directors and officers of the Corporation are as follows (the ages are as of January 31, 2018 ):

Name, Address and Age	Position(s) Held with Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen By Directors	Other Directorships Held (during past five years) by Director
“Noninterested Persons”

Lawrence L. Horsch c/o Leuthold Weeden Capital Management 33 South Sixth Street Suite 4600 Minneapolis, MN 55402 Age: 82	Chairman and Director	Indefinite, Director since 1995	Chairman, Eagle Management & Financial Corp., a management consulting firm.	5	None

Paul M. Kelnberger c/o Leuthold Weeden Capital Management 33 South Sixth Street Suite 4600 Minneapolis, MN 55402 Age: 74	Director and Chair of Audit Committee	Indefinite, Director since 1995	Retired Partner of Johnson, West & Co., PLC (currently Boeckermann, Grafstrom & Mayer, LLC) Certified Public Accountants.	5	None

Addison L. Piper c/o Leuthold Weeden Capital Management 33 South Sixth Street Suite 4600 Minneapolis, MN 55402 Age: 71	Director and Chair of Nominating Committee	Indefinite, Director since 2009	Retired Chairman and Chief Executive Officer of Piper Jaffray Companies and PREDEX .	5	Piper Jaffray Companies and PREDEX

“Interested Persons”

John C. Mueller 33 South Sixth Street Suite 4600 Minneapolis, MN 55402 Age: 49	Director President	Indefinite, Director since 2009 One year term, President since 2011	Co-Chief Executive Officer of The Leuthold Group since 2005. Involved in Sales and Marketing for The Leuthold Group since 2001.	5	None

Name, Address and Age	Position(s) Held with Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen By Directors	Other Directorships Held by Director
“Interested Persons”

Holly J. Weiss 33 South Sixth Street Suite 4600 Minneapolis, MN 55402 Age: 49	Secretary and Treasurer	One year term, Secretary and Treasurer since 2009	Chief Financial Officer of the Adviser since 2011. Controller of the Adviser from 2008 to 2011.	N/A	N/A

Roger A. Peters 33 South Sixth Street Suite 4600 Minneapolis, MN 55402 Age: 57	Vice President and Chief Compliance Officer and Anti-Money Laundering Officer	One year term, Chief Compliance Officer since 2006 and Vice President since 2007 and Anti-Money Laundering Officer since 2011	Chief Compliance Officer of the Adviser since 2005.	N/A	N/A

Glenn R. Larson 33 South Sixth Street Suite 4600 Minneapolis, MN 55402 Age: 52	Assistant Secretary	One year term, Assistant Secretary since 2006	Compliance Officer of the Adviser since 2005.	N/A	N/A

Qualification of Directors

John C. Mueller has extensive experience in the investment management industry, most recently as Co-Chief Executive Officer of The Leuthold Group. His experience and skills as a chief executive officer, as well as his familiarity with the investment management industry, particularly sales and marketing strategies utilized by the Adviser, led to the conclusion that he should serve as a director.

Lawrence L. Horsch’s long experience as a management consultant and director of 27 corporations has honed his understanding of financial statements and the complex issues that confront businesses, making him a valuable member of the Board of Directors. Paul M. Kelnberger has extensive experience in the accounting industry that has provided him with an extensive knowledge of financial statements and significant financial knowledge, which knowledge he brings to the Board of Directors in a relatable, effective way. Addison L. Piper has extensive experience in the financial industry, having served as the chief executive officer of a financial services company, that has provided him with a thorough knowledge of financial products and financial statements, making him a valuable member of the Board of Directors.

Each of Messrs. Horsch, Kelnberger and Piper takes a conservative and thoughtful approach to addressing issues facing the Funds. The combination of skills and attributes discussed above led to the conclusion that each of Messrs. Horsch, Kelnberger and Piper should serve as a director.

Board Leadership Structure

The Board of Directors has general oversight responsibility with respect to the operation of the Corporation and the Funds, and has structured itself in a manner that it believes allows it to perform its oversight function effectively. The Board of Directors has engaged the Adviser to manage the Funds and is responsible for overseeing the Adviser and other service providers to the Funds in accordance with the provisions of the Act and other applicable laws. The Board of Directors has established an Audit Committee that is comprised entirely of members of the Board who are disinterested persons of the Funds (the “Independent Directors”). The Chairman of the Board is an Independent Director, and acts as the primary liaison between the Independent Directors and management. The Independent Directors help identify matters for consideration by the Board of Directors and the Chairman of the Board regularly participates in the agenda setting process for Board meetings.

The Board of Directors has determined that the structure of the Chairman of the Board as an Independent Director and the function and composition of the Audit Committee are appropriate means to provide effective oversight on behalf of the Funds’ stockholders and address any potential conflicts of interest that may arise from the Adviser’s representation on the Board. Further, the Corporation has determined that its leadership structure is appropriate in light of, among other factors, the asset size and nature of the Funds, the arrangements for the conduct of the Funds’ operations, the number of directors, and the responsibilities of the Board of Directors.

Board Oversight of Risk

Through its direct oversight role, and indirectly through the Audit Committee, and officers of the Funds and service providers, the Board of Directors performs a risk oversight function for the Funds. To effectively perform its risk oversight function, the Board, among other things, performs the following activities: receives and reviews reports related to the performance and operations of the Funds; reviews and approves, as applicable, the compliance policies and procedures of the Funds; approves the Funds’ principal investment policies; adopts policies and procedures designed to deter market timing; meets with representatives of various service providers, including the Adviser and the independent registered public accounting firm of the Funds, to review and discuss the activities of the Funds and to provide direction with respect thereto; and appoints a chief compliance officer of the Funds who oversees the implementation and testing of the Funds’ compliance program and reports to the Board regarding compliance matters for the Funds and their service providers.

The Corporation has an Audit Committee, which plays a significant role in the risk oversight of the Funds as it meets annually with the auditors of the Funds and semiannually with the Funds’ chief compliance officer.

Not all risks that may affect the Funds can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Funds, the Adviser or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals. As a result of the foregoing and other factors, the Funds’ ability to manage risk is subject to substantial limitations.

Board Committees

The Board of Directors has two committees, the Audit Committee and the Nominating Committee. The members of both committees are comprised of directors who are not “interested persons.” Currently, Messrs. Piper, Horsch and Kelnberger are the members of the Audit Committee and the Nominating Committee.

The primary functions of the audit committee are to recommend to the Board of Directors the independent auditors to be retained to perform the annual audit, to review the results of the audit, to review the Funds’ internal controls and to review certain other matters relating to the independent auditors and financial records. The audit committee held two meetings during the fiscal year ended September 30, 2017 .

The function of the Nominating Committee is to select and recommend candidates who are not “interested persons” of the Funds for election to the Board of Directors. The Nominating Committee held one meeting during the fiscal year ended September 30, 2017 . The Nominating Committee will meet only when necessary to select and recommend candidates who are not “interested persons” of the Funds for election to the Board of Directors. While the Nominating Committee is not required to consider candidates recommended by the Funds’ stockholders for election as directors, the Nominating Committee in its discretion may consider such recommendations. Any stockholder that wishes to nominate a director candidate should submit complete information as to the identity and qualifications of the director candidate. At a minimum, this information should include (a) the name and age of the nominee; (b) the nominee’s business background for at least the past five years; (c) any directorships that the nominee holds, or has held in the past five years, in public companies or investment companies; (d) any relationships of the nominee to the Funds, including share ownership; and (e) a description of all arrangements or understanding between such stockholder and each nominee and any other person pursuant to which the nomination is being made. A stockholder recommendation for a director nominee should be delivered to the Funds’ Secretary at 33 South Sixth Street, Suite 4600, Minneapolis, Minnesota 55402.

The Corporation’s Board of Directors has no other committees.

Board Compensation

The Corporation’s standard method of compensating directors is to pay each director who is not an interested person of the Corporation a fee of $ 11,800 for each meeting of the Board of Directors attended. The Corporation also pays additional compensation to the Chairman of the Board, the Chairman of the Audit Committee and the Chairman of the Nominating Committee.

The Corporation also may reimburse its directors for travel expenses incurred in order to attend meetings of the Board of Directors.

The table below sets forth the compensation paid by the Corporation to each of the directors of the Corporation who served during the fiscal year ended September 30, 2017 :

COMPENSATION TABLE
Name of Person	Aggregate Compensation from Corporation	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Corporation and Fund Complex Paid to Directors

“Interested Persons”

John C. Mueller	$0	$0	$0	$0

“Noninterested Persons”

Lawrence L. Horsch	$ 71,625	$0	$0	$ 71,625

Paul M. Kelnberger	$ 63,438	$0	$0	$ 63,438

Addison L. Piper	$ 63,438	$0	$0	$ 63,438

Code of Ethics

The Corporation and the Adviser have adopted a code of ethics pursuant to Rule 17j-1 under the Act. This code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by a Fund. This code of ethics generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by a Fund or is being purchased or sold by a Fund. Rafferty Capital Markets, LLC, the distributor to the Funds, has also adopted a code of ethics pursuant to Rule 17j-1 under the Act.

Proxy Voting

The Funds vote proxies in accordance with the Adviser’s proxy voting policy. The Adviser generally follows the so-called “Wall Street Rule,” subject to the exceptions discussed below. Under the “Wall Street Rule,” the Adviser votes as management recommends or sells the stock prior to the meeting. The Adviser believes that following the “Wall Street Rule” is generally consistent with the economic best interests of the Funds. When management makes no recommendation, the Adviser will not vote proxies unless the Adviser determines the failure to vote would have a material adverse effect on the Funds. If the Adviser determines that the failure to vote would have a material adverse effect on the Funds, it will vote in accordance with what it believes are the economic best interests of the Funds.

The Adviser will “echo” vote (namely, vote for and against the proposal in the same proportion as all other shareholders) shares of investment companies that it owns inside the Funds to comply with the requirements of Section 12(d)(1) of the Act. If voting a proxy restricts trading in a security, the Adviser will not vote the proxy unless the trading restriction is of such limited duration that the Adviser deems the trading restriction will not negatively impact the Funds.

Consistent with its duty of care the Adviser monitors proxy proposals just as it monitors other corporate events affecting the companies in which the Funds invest. In the event that a vote presents a conflict of interest between the interests of the Funds and the Adviser, the Adviser will disclose the conflict to the Board of Directors and, consistent with its duty of care and duty of loyalty, “echo” vote the securities (namely, vote for and against the proposal in the same proportion as all other shareholders). Information on how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 may be requested, without charge, by calling 1-800-273-6886. This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Class Actions

Broadridge’s Global Securities Class Action Services division provides the necessary infrastructure and technology to process cases and settlements. When it is deemed financially beneficial, the Adviser will take the appropriate actions to file class action lawsuits on behalf of a Fund. When there has been money awarded to a Fund, Broadridge is entitled to keep 18% of the recovery amount it claims for the Fund; the Adviser does not receive any compensation for this service. In the event that participation in a class action lawsuit presents a conflict of interest between the interests of the Fund and the Adviser, the Adviser will disclose the conflict to the Board of Directors and, the Board of Directors will determine whether to participate in the class action lawsuit.

OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

Set forth below are the names and addresses of all holders of the shares of each of the Funds who as of January 4, 2018 owned of record, or to the knowledge of the Corporation, beneficially owned, more than 5% of each such Fund’s then outstanding shares, as well as the percentage of shares of each such Fund beneficially owned by all officers and directors of the Corporation as a group. No person is deemed to “control” a Fund, as that term is defined in the Act, because the Funds do not know of any person who owns beneficially or through controlled companies more than 25% of a Fund’s shares or who acknowledges the existence of control. The Corporation does not control any person.

Leuthold Core Investment Fund (Retail)

Name and Address of Beneficial Owner	Percent of Class

Charles Schwab & Co., Inc. 211 Main St San Francisco, California 94105-1905	39.57%

National Financial Serv LLC 499 Washington Blvd Jersey City, New Jersey 07310-1995	19.36%

TD Ameritrade Inc. PO Box 2226 Omaha, Nebraska 68103 - 2226	7.90%

LPL Financial Services 9785 Towne Centre Drive San Diego, California 92121-1968	6.40%

Pershing LLC PO Box 2052 Jersey City, New Jersey 07303 - 2052	5.67%

Officers and Directors as a Group (7 persons)	Less than 1%

Leuthold Core Investment Fund (Institutional)

Name and Address of Beneficial Owner	Percent of Class

Charles Schwab & Co., Inc. 211 Main St San Francisco, California 94105-1905	19.71%

TD Ameritrade Inc. PO Box 2226 Omaha, Nebraska 68103 - 2226	12.71%

National Financial Serv LLC 499 Washington Blvd Jersey City, New Jersey 07310-1995	12.12%

Morgan Stanley Smith Barney LLC 1300 Thames Street Floor 6 Baltimore, Maryland 21231-3496	9.08%

Wells Fargo Clearing Services 2801 Market Street Saint Louis, Missouri 63103-2523	7.58%

Officers and Directors as a Group (7 persons)	Less than 1%

Leuthold Global Fund (Retail)

Name and Address of Beneficial Owner	Percent of Class

Charles Schwab & Co., Inc. 211 Main St San Francisco, California 94105-1905	30.32%

LPL Financial A/C 6475-6970 9785 Towne Center Drive San Diego, California 92121-1968	18.25%

National Financial Services, LLC One World Financial Center 200 Liberty St New York, New York 10281-1003	16.12%

Pershing LLC PO Box 2052 Jersey City, New Jersey 07303 - 2052	11.18%

TD Ameritrade Inc. PO Box 2226 Omaha, Nebraska 68103-2226	5.42%

Officers and Directors as a Group (7 persons)	Less than 1%

Leuthold Global Fund (Institutional)

Name and Address of Beneficial Owner	Percent of Class

TD Ameritrade Inc. PO Box 2226 Omaha, Nebraska 68103-2226	16.56%

Charles Schwab & Co., Inc. 211 Main St San Francisco, California 94105-1905	16.55%

Saxon & Co P.O. Box 94597 Cleveland, Ohio 44101-4597	12.93%

National Financial Services, LLC One World Financial Center 200 Liberty St New York, New York 10281-1003	12.53%

Strafe & Co P.O. Box 6924 Newark, Delaware 19714-6924	7.15%

Officers and Directors as a Group (7 persons)	2.27%

Leuthold Select Industries Fund

Name and Address of Beneficial Owner	Percent of Class

Charles Schwab & Co., Inc. 211 Main St San Francisco, California 94105-1905	52.54%

National Financial Serv LLC 499 Washington Blvd Jersey City, New Jersey 07310-1995	16.65%

TD Ameritrade Inc. PO Box 2226 Omaha, Nebraska 68103-2226	6.37%

LPL Financial 9785 Towne Centre Dr San Diego, California 92121-1968	6.14%

Officers and Directors as a Group (7 persons)	2.58%

Leuthold Global Industries Fund (Retail)

Name and Address of Beneficial Owner	Percent of Class

National Financial Services, LLC One World Financial Center 200 Liberty St New York, New York 10281-1003	31.24%

Charles Schwab & Co., Inc. 211 Main St San Francisco, California 94105-1905	29.39%

Roger A. Peters & Lorna J. Reichl JTWROS 1420 Spring Valley Road Golden Valley, Minnesota 55422-4748	15.47%

Janie W. Favreau & Ed C. Favreau JTWROS 494 3rd Ave S. Naples, Florida 34102-6313	7.65%

TD Ameritrade Inc. For the Exclusive Benefit of Our Clients P.O. Box 2226 Omaha, Nebraska 68103-2226	6.36%

Officers and Directors as a Group (7 persons)	15.47%

Leuthold Global Industries Fund (Institutional)

Name and Address of Beneficial Owner	Percent of Class

National Financial Services, LLC One World Financial Center 200 Liberty St New York, New York 10281-1003	51.06%

NFS LLC FEBO John C Mueller 2240 Abingdon Way Orona, Minnesota 55356-9497	16.32%

The HMJ Trust & South Dakota Trust 2001 Kirby Drive Suite 705 Houston, Texas 77019-6033	15.58%

Officers and Directors as a Group (7 persons)	16.32%

Grizzly Short Fund

Name and Address of Beneficial Owner	Percent of Class

Charles Schwab & Co., Inc. 211 Main St San Francisco, California 94105-1905	58.53%

National Financial Serv LLC 499 Washington Blvd Jersey City, New Jersey 07310-1995	11.18%

Officers and Directors as a Group (7 persons)	Less than 1%

The following tables sets forth the dollar range of equity securities of each Fund and the aggregate dollar range of equity securities of all Funds beneficially owned by the current directors of the Corporation as of December 31, 2017 .

Name of Director	Dollar Range of Equity Securities of Leuthold Core Investment Fund	Dollar Range of Equity Securities of Leuthold Global Fund	Dollar Range of Equity Securities of Leuthold Select Industries Fund

Interested Persons

John C. Mueller	Over $100,000	Over $100,000	Over $100,000

Noninterested Persons

Lawrence L. Horsch	$50,001 - $100,000	None	None

Paul M. Kelnberger	Over $ 100,000	None	Over $100,000

Addison L. Piper	None*	None	None

Name of Director	Dollar Range of Equity Securities of Leuthold Global Industries Fund	Dollar Range of Equity Securities of Grizzly Short Fund	Dollar Range of Equity Securities of All Funds

Interested Persons

John C. Mueller	Over $100,000	None	Over $100,000

Noninterested Persons

Lawrence L. Horsch	None	None	$50,001 - $100,000

Paul M. Kelnberger	None	None	Over $100,000

Addison L. Piper	None	None	None*

*The Adviser manages a separate account for Mr. Piper that utilizes an investment strategy substantially similar to the strategy that the Leuthold Core Investment Fund utilizes. Mr. Piper has over $100,000 invested in this account.

INVESTMENT ADVISER, PORTFOLIO MANAGERS, ADMINISTRATOR,
CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES AGENT

The Adviser

The investment adviser to each Fund is Leuthold Weeden Capital Management, 33 South Sixth Street, Suite 4600, Minneapolis, Minnesota 55402. Pursuant to the investment advisory agreements entered into between the Corporation and the Adviser with respect to each Fund (the “Advisory Agreements”), the Adviser furnishes continuous investment advisory services to the Funds.

The Adviser supervises and manages the investment portfolio of each Fund and, subject to such policies as the Board of Directors of the Corporation may determine, directs the purchase or sale of investment securities in the day-to-day management of each Fund’s investment portfolio. Firm-wide risks for the Adviser are recorded and reviewed at least annually by management of the Adviser. As part of this process, risks inherent in the Funds are quantified and analyzed monthly by management of the Adviser and the Funds’ portfolio managers.

Under the Advisory Agreements, the Adviser, at its own expense and without reimbursement from the Funds, furnishes office space and all necessary office facilities, equipment and executive personnel for managing the investments of the Funds and pays salaries and fees of all officers and directors of the Corporation (except the fees paid to directors who are not interested persons of the Adviser). For the foregoing, the Adviser receives the following investment advisory fee from each Fund based on such Fund’s average daily net assets at the annual rate of:

Leuthold Core Investment Fund:	0.90%
Leuthold Global Fund:	0.90%
Leuthold Select Industries Fund:	1.00%
Leuthold Global Industries Fund:	1.00%
Grizzly Short Fund	1.25%

Each Fund pays all of its expenses not assumed by the Adviser including, but not limited to, the costs of preparing and printing its registration statements required under the 1933 Act and the Act and any amendments thereto, the expenses of registering its shares with the Securities and Exchange Commission and in the various states, the printing and distribution cost of prospectuses mailed to existing stockholders, the cost of director and officer liability insurance, reports to stockholders, reports to government authorities and proxy statements, interest charges, brokerage commissions, and expenses incurred in connection with portfolio transactions. Each Fund also pays the fees of directors who are not officers of the Corporation or interested persons of the Adviser, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, fees and expenses of any custodian or trustees having custody of assets of the Funds, expenses of calculating the net asset value and repurchasing and redeeming shares, and charges and expenses of dividend disbursing agents, registrars, and share transfer agents, including the cost of keeping all necessary stockholder records and accounts and handling any problems relating thereto.

During the fiscal years ended September 30, 2017, 2016 and 2015, the Leuthold Core Investment Fund incurred advisory fees payable to the Adviser of $ 7,583,576, $8,231,097 and $7,694,256 , respectively. During the fiscal years ended September 30, 2017, 2016 and 2015, the Leuthold Global Fund incurred advisory fees payable to the Adviser of $ 1,168,724, $2,641,953 and $3,760,209 , respectively. During the fiscal years ended September 30, 2017, 2016 and 2015, the Leuthold Select Industries Fund incurred advisory fees payable to the Adviser of $ 134,806 , $ 133,445 and $ 137,075 , respectively. During the fiscal years ended September 30, 2017, 2016 and 2015, the Leuthold Global Industries Fund incurred advisory fees payable to the Adviser of $ 105,615 , $ 149,853 and $ 238,251 , respectively. During the fiscal years ended September 30, 2017, 2016 and 2015, the Grizzly Short Fund incurred advisory fees payable to the Adviser of $ 2,371,188, $3,416,889 and $1,169,286 , respectively.

The Adviser has undertaken to reimburse each of the Leuthold Core Investment Fund and the Leuthold Global Industries Fund to the extent that the aggregate annual operating expenses, including the investment advisory fee and the administration fee but excluding interest, reimbursement payments to securities lenders for dividend and interest payments on securities sold short, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items, exceed that percentage of the average net assets of the Fund for such year, as determined by valuations made as of the close of each business day of the year, which is the most restrictive percentage provided by the state laws of the various states in which the shares of the Fund are qualified for sale or, if the states in which the shares of the Fund are qualified for sale impose no such restrictions, 2% with respect to the Leuthold Core Investment Fund and 1.50% with respect to the Retail Class shares of the Leuthold Global Industries Fund and 1.25% with respect to the Institutional Class shares of the Leuthold Global Industries Fund. As of the date hereof, no such state law provision was applicable to any of the Funds. Additionally, the Adviser has voluntarily agreed to reimburse the Leuthold Core Investment Fund to the extent aggregate annual operating expenses as described above exceed 1.25% of the Fund’s daily net assets. Each Fund monitors its expense ratio on a monthly basis. If the accrued amount of the expenses of the Fund exceeds the expense limitation, the Fund creates an account receivable from the Adviser for the amount of such excess. In such a situation the monthly payment of the Adviser’s fee will be reduced by the amount of such excess (and if the amount of such excess in any month is greater than the monthly payment of the Adviser’s fee, the Adviser will pay the Fund the amount of such difference), subject to adjustment month by month during the balance of the Fund’s fiscal year if accrued expenses thereafter fall below this limit. If, in any of the three fiscal years following any fiscal year in which the Adviser has reimbursed a Fund for excess expenses, such Fund’s expenses, as a percentage of such Fund’s average net assets, are less than the applicable expense ratio limit, such Fund shall repay to the Adviser the amount the Adviser reimbursed the Fund; provided, however, that the Fund’s expense ratio shall not exceed the applicable limit. During the fiscal years ended September 30, 2017, 2016 and 2015, the Adviser did not reimburse the Leuthold Core Investment Fund for excess expenses. During the fiscal years ended September 30, 2017, 2016 and 2015, the Adviser reimbursed the Leuthold Global Industries Fund $ 122,114 , $ 127,058 and $ 128,120 , respectively.

The Adviser has undertaken to reimburse each of the Leuthold Global Fund, the Leuthold Select Industries Fund and the Grizzly Short Fund to the extent that the aggregate annual operating expenses, including the investment advisory fee and the administration fee but excluding interest, reimbursement payments to securities lenders for dividend and interest payments on securities sold short, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items, exceed 1.85% of the average daily net assets of the Leuthold Global Fund, 1.50% of the average daily net assets of the Leuthold Select Industries Fund and 2.50% of the average daily net assets of the Grizzly Short Fund for such year, as determined by valuations made as of the close of each business day of the year. Each Fund monitors its expense ratio on a monthly basis. If the accrued amount of the expenses of a Fund exceeds the applicable expense limitation, the Fund creates an account receivable from the Adviser for the amount of such excess. In such a situation the monthly payment of the Adviser’s fee will be reduced by the amount of such excess (and if the amount of such excess in any month is greater than the monthly payment of the Adviser’s fee, the Adviser will pay the Fund the amount of such difference), subject to adjustment month by month during the balance of the Fund’s fiscal year if accrued expenses thereafter fall below this limit. If, in any of the three fiscal years following any fiscal year in which the Adviser has reimbursed a Fund for excess expenses, such Fund’s expenses, as a percentage of such Fund’s average net assets, are less than the applicable expense ratio limit, such Fund shall repay to the Adviser the amount the Adviser reimbursed the Fund; provided, however, that the Fund’s expense ratio shall not exceed the applicable limit. During the fiscal years ended September 30, 2017, 2016 and 2015, the Adviser did not reimburse the Leuthold Global Fund or the Grizzly Short Fund. During the fiscal years ended September 30, 2017, 2016 and 2015, the Adviser reimbursed the Leuthold Select Industries Fund $ 40,903 , $ 29,664 and $ 31,187 , respectively.

Each Advisory Agreement for the Leuthold Global Fund and the Leuthold Global Industries Fund remains in effect for two years from its effective date and thereafter continues in effect as long as its continuance is specifically approved at least annually (i) by the Board of Directors of the Corporation or by the vote of a majority (as defined in the Act) of the outstanding shares of the applicable Fund, and (ii) by the vote of a majority of the directors of the Corporation who are not parties to the Advisory Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement for the Grizzly Short Fund, the Leuthold Core Investment Fund and the Leuthold Select Industries Fund will remain in effect as long as its continuance is specifically approved at least annually (i) by the Board of Directors of the Corporation or by the vote of a majority (as defined in the Act) of the outstanding shares of the applicable Fund, and (ii) by the vote of a majority of the directors of the Corporation who are not parties to the Advisory Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval. Each Advisory Agreement provides that it may be terminated at any time without the payment of any penalty, by the Board of Directors of the Corporation or by vote of the majority of the applicable Fund’s stockholders on sixty (60) days’ written notice to the Adviser, and by the Adviser on the same notice to the Corporation, and that it shall be automatically terminated if it is assigned.

Each Advisory Agreement provides that the Adviser shall not be liable to the Corporation or its stockholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. Each Advisory Agreement also provides that the Adviser and its officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

See “ALLOCATION OF PORTFOLIO BROKERAGE” for a discussion of the benefits derived by the Adviser from soft dollar arrangements during the last fiscal year. None of the directors who are “Disinterested Persons” of the Corporation, or any member of their immediate family, own shares of the Adviser or companies, other than registered investment companies, controlled by or under common control with the Adviser.

The Adviser may pay compensation, out of its own funds and not as an expense of the Funds, to certain unaffiliated brokers, dealers or other financial intermediaries (“financial intermediaries”) in connection with the sale or retention of shares of the Funds or stockholder servicing. For example, the Adviser may pay additional compensation for the purpose of providing services to the Funds or to stockholders of the Funds, including stockholder servicing, transaction processing, sub-accounting services and marketing support. These payments, sometimes referred to as ‘‘revenue sharing,’’ do not change the price paid by investors to purchase the Funds’ shares or the amount the Fund receives as proceeds from such sales. The making of revenue sharing payments could create a conflict of interest for financial intermediaries receiving such payments.

Portfolio Managers

The sole investment adviser to each Fund is Leuthold Weeden Capital Management. The Leuthold Funds use a team-based approach to portfolio management. Each portfolio manager works collectively on the names and ideas in the portfolio and is equally responsible for the day-to-day management of the Funds that they manage. Final investment decisions are made by consensus.

The portfolio managers to the Funds may have responsibility for the day-to-day management of accounts other than the Funds. Information regarding these other accounts is set forth below. The number of accounts and assets is shown as of September 30, 2017 .

	Number of Other Accounts Managed and Total Assets by Account Type			Number of Accounts and Total Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Greg M. Swenson (portfolio manager Leuthold Core Investment Fund, Leuthold Global Fund, Leuthold Select Industries Fund, Leuthold Global Industries Fund and Grizzly Short Fund)	0 $0	1 $ 26,302,272	79 $ 325,778,255	0 $0	0 $0	0 $ 0

Douglas R. Ramsey (portfolio manager Leuthold Core Investment Fund and Leuthold Global Fund)	0 $0	0 $0	61 $ 280,400,228	0 $0	0 $0	0 $0

Chun Wang (portfolio manager Leuthold Core Investment Fund, Leuthold Global Fund, Leuthold Select Industries Fund, and Leuthold Global Industries Fund)	0 $0	1 $ 26,302,272	72 $ 313,617,672	0 $0	0 $0	0 $0

Jun Zhu (portfolio manager Leuthold Core Investment Fund)	0 $0	0 $0	61 $ 280,400,228	0 $0	0 $0	0 $0

Kristen J. Perleberg (portfolio manager Grizzly Short Fund)	0 $0	0 $0	0 $ 0	0 $0	0 $0	0 $ 0

The portfolio managers of the Adviser are often responsible for managing other accounts. The Adviser typically assigns accounts with similar investment strategies to the portfolio managers to mitigate the potentially conflicting investment strategies of accounts. Other than potential conflicts between investment strategies, the side-by-side management of the Funds and other accounts may raise potential conflicts of interest due to the interest held by the Adviser or one of its affiliates in an account and certain trading practices used by the portfolio managers (for example, cross trades between a Fund and another account and allocation of aggregated trades). The Adviser has developed policies and procedures reasonably designed to mitigate those conflicts. In particular, the Adviser has adopted policies limiting the ability of portfolio managers to cross securities between Funds and policies designed to ensure the fair allocation of securities purchased on an aggregated basis.

The portfolio managers are compensated in various forms. The following table outlines the forms of compensation paid to each portfolio manager as of September 30, 2017 .

Name of Portfolio Managers	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)

Greg M. Swenson (portfolio manager Leuthold Core Investment Fund, Leuthold Global Fund, Leuthold Select Industries Fund, Leuthold Global Industries Fund and Grizzly Short Fund)	Salary/Bonus	Leuthold Weeden Capital Management	Mr. Swenson receives a fixed salary that is set by reference to industry standards. He also receives an annual subjective bonus based solely on the overall profitability of the Adviser after taxes for the prior fiscal year and based on an evaluation of all the duties he performs for the Adviser.
Douglas R. Ramsey (portfolio manager Leuthold Core Investment Fund and Leuthold Global Fund)	Salary/Bonus	Leuthold Weeden Capital Management	Mr. Ramsey receives a fixed salary that is set by reference to industry standards. He also receives an annual subjective bonus based solely on the overall profitability of the Adviser after taxes for the prior fiscal year and based on an evaluation of all the duties he performs for the Adviser.
Chun Wang (portfolio manager Leuthold Core Investment Fund, Leuthold Global Fund, Leuthold Select Industries Fund, and Leuthold Global Industries Fund)	Salary/Bonus	Leuthold Weeden Capital Management	Mr. Wang receives a fixed salary that is set by reference to industry standards. He also receives an annual subjective bonus based solely on the overall profitability of the Adviser after taxes for the prior fiscal year and based on an evaluation of all the duties he performs for the Adviser.
Jun Zhu (portfolio manager Leuthold Core Investment Fund)	Salary/Bonus	Leuthold Weeden Capital Management	Ms. Zhu receives a fixed salary that is set by reference to industry standards. She also receives an annual subjective bonus based solely on the overall profitability of the Adviser after taxes for the prior fiscal year and based on an evaluation of all the duties she performs for the Adviser.
Kristen J. Perleberg (portfolio manager Grizzly Short Fund)	Salary/Bonus	Leuthold Weeden Capital Management	Ms. Perleberg receives a fixed salary that is set by reference to industry standards. She also receives an annual subjective bonus based solely on the overall profitability of the Adviser after taxes for the prior fiscal year and based on an evaluation of all the duties she performs for the Adviser.

The following tables set forth the dollar range of equity securities of each Fund beneficially owned by each of the portfolio managers of such Fund as of September 30, 2017 .

Name of Portfolio Managers	Dollar Range of Equity Securities of Leuthold Core Investment Fund	Dollar Range of Equity Securities of Leuthold Global Fund	Dollar Range of Equity Securities of Leuthold Select Industries Fund

Greg M. Swenson	$100,001 - $500,000	$100,001 - $500,000	$100,001 - $500,000

Douglas R. Ramsey	Over $1,000,000	$100,001 - $500,000	$100,001 - $500,000

Chun Wang	$100,001 - $500,000	$ 500,001 - $ 1,000,000	$100,001 - $500,000

Jun Zhu	$ 50,001 - $ 100,000	None	None

Kristen J. Perleberg	$50,001 - $100,000	$ 50,001 - $ 100,000	$1 - $10,000

Name of Portfolio Managers	Dollar Range of Equity Securities of Leuthold Global Industries Fund	Dollar Range of Equity Securities of Grizzly Short Fund

Greg M. Swenson	$ 500,001 - $ 1,000,000	None

Douglas R. Ramsey	$100,001 - $500,000	None

Chun Wang	$100,001 - $500,000	None

Jun Zhu	$10,001 - $50,000	None

Kristen J. Perleberg	$10,001 - $50,000	$1 - $10,000

The Administrator

The administrator to the Corporation is U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (the “Administrator”). Pursuant to a Fund Administration Servicing Agreement entered into between the Corporation and the Administrator (the “Administration Agreement”), the Administrator prepares and maintains the books, accounts and other documents required by the Act, responds to stockholder inquiries, prepares each Fund’s financial statements and tax returns, prepares certain reports and filings with the SEC and with state blue sky authorities, furnishes statistical and research data, clerical, accounting and bookkeeping services and stationery and office supplies, keeps and maintains each Fund’s financial and accounting records and generally assists in all aspects of each Fund’s operations. The Administrator, at its own expense and without reimbursement from the Funds, furnishes office space and all necessary office facilities, equipment and executive personnel for performing the services required to be performed by it under the Administration Agreement. For the foregoing, the Administrator receives from the Funds a fee, paid monthly at an annual rate of 0.04% of the first $1,500,000,000 of the Funds’ average net assets, 0.03% of the next

$1,500,000,000 of the Funds’ average net assets, 0.02% of the next $1,500,000,000 of the Funds’ average net assets and 0.015% of the Funds’ average net assets in excess of $4,500,000,000. Notwithstanding the foregoing, the minimum annual fee payable to the Administrator is $270,000.

During the fiscal years ended September 30, 2017, 2016 and 2015, the Leuthold Core Investment Fund incurred fees of $ 343,794 , $ 379,181 and $ 328,424 , respectively, payable to the Administrator pursuant to the Administration Agreement. During the fiscal years ended September 30, 2017, 2016 and 2015, the Leuthold Global Fund incurred fees of $ 51,117 , $ 103,002 and $ 148,498 , respectively, payable to the Administrator pursuant to the Administration Agreement. During the fiscal years ended September 30, 2017, 2016 and 2015, the Leuthold Select Industries Fund incurred fees of $ 7,384 , $ 7,387 and $ 7,377 , respectively, payable to the Administrator pursuant to the Administration Agreement. During the fiscal years ended September 30, 2017, 2016 and 2015, the Leuthold Global Industries Fund incurred fees of $ 8,264 , $ 10,147 and $ 15,446 , respectively, payable to the Administrator pursuant to the Administration Agreement. During the fiscal years ended September 30, 2017, 2016 and 2015, the Grizzly Short Fund incurred fees of $ 69,557 , $ 123,886 and $ 32,250 , respectively, pursuant to the Administration Agreement.

The Administration Agreement will remain in effect until terminated by either party. The Administration Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors of the Corporation upon the giving of ninety (90) days’ written notice to the Administrator, or by the Administrator upon the giving of ninety (90) days’ written notice to the Corporation.

Under the Administration Agreement, the Administrator is required to exercise reasonable care and is not liable for any error or judgment or mistake of law or for any loss suffered by the Corporation in connection with its performance under the Administration Agreement, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties under the Administration Agreement.

The Custodian

U.S. Bank, N.A., 1555 North RiverCenter Drive, Suite 302, Milwaukee, Wisconsin 53212, an affiliate of U.S. Bancorp Fund Services, LLC, serves as custodian of the Funds’ assets pursuant to Custody Agreement. Under the Custody Agreement, U.S. Bank, N.A. has agreed to (i) maintain a separate account in the name of each Fund, (ii) make receipts and disbursements of money on behalf of each Fund, (iii) collect and receive all income and other payments and distributions on account of each Fund’s portfolio investments, (iv) respond to correspondence from stockholders, security brokers and others relating to its duties, and (v) make periodic reports to each Fund concerning such Fund’s operations. U.S. Bank, N.A. does not exercise any supervisory function over the purchase and sale of securities. The Bank of New York Mellon, headquartered in New York, serves as a sub-custodian of the global assets of the Funds.

U.S. Bank, N.A. is the designated Foreign Custody Manager (as the term is defined in Rule 17f-5 under the Act) of the Funds’ securities and cash held outside the United States. The directors have delegated to U.S. Bank certain responsibilities for such assets, as permitted by

Rule 17f-5. U.S. Bank and the foreign subcustodians selected by it hold the Funds’ assets in safekeeping and collect and remit the income thereon, subject to the instructions of the Funds.

The Transfer Agent

U.S. Bancorp Fund Services, LLC serves as transfer agent and dividend disbursing agent for the Funds under a Transfer Agent Servicing Agreement. As transfer and dividend disbursing agent, U.S. Bancorp Fund Services, LLC has agreed to (i) issue and redeem shares of each Fund, (ii) make dividend and other distributions to stockholders of each Fund, (iii) respond to correspondence by Fund stockholders and others relating to its duties, (iv) maintain stockholder accounts, and (v) make periodic reports to each Fund.

The Fund Accounting Servicing Agent

In addition, the Corporation has entered into a Fund Accounting Servicing Agreement with U.S. Bancorp Fund Services, LLC pursuant to which U.S. Bancorp Fund Services, LLC has agreed to maintain the financial accounts and records of each Fund and provide other accounting services to the Funds. For its accounting services, U.S. Bancorp Fund Services, LLC is entitled to receive fees, payable monthly from the Funds at an annual rate of 0.015% for the first $1 billion of average net assets and 0.005% of average net assets exceeding $1 billion. Notwithstanding the foregoing, the minimum annual fee payable for accounting services is $180,000. U.S. Bancorp Fund Services, LLC is also entitled to certain out of pocket expenses, including pricing expenses.

During the fiscal years ended September 30, 2017, 2016 and 2015, the Leuthold Core Investment Fund incurred fees of $ 142,527 , $ 138,375 and $ 135,534 , respectively, payable to U.S. Bancorp Fund Services, LLC pursuant to the Fund Accounting Servicing Agreement. During the fiscal years ended September 30, 2017, 2016 and 2015, the Leuthold Global Fund incurred fees of $ 32,899 , $ 45,719 and $ 67,168 , respectively, payable to U.S. Bancorp Fund Services, LLC pursuant to the Fund Accounting Servicing Agreement. During the fiscal years ended September 30, 2017, 2016 and 2015, the Leuthold Select Industries Fund incurred fees of $ 6,921 , $ 6,268 and $ 6,452 , respectively, payable to U.S. Bancorp Fund Services, LLC pursuant to the Fund Accounting Servicing Agreement. During the fiscal years ended September 30, 2017, 2016 and 2015, the Leuthold Global Industries Fund incurred fees of $ 16,780 , $ 14,469 and $ 19,152 , respectively, payable to U.S. Bancorp Fund Services, LLC pursuant to the Fund Accounting Servicing Agreement. During the fiscal years ended September 30, 2017, 2016 and 2015, the Grizzly Short Fund incurred fees of $ 26,541 , $ 39,513 and $ 12,868 , respectively, payable to U.S. Bancorp Fund Services, LLC pursuant to the Fund Accounting Servicing Agreement.

Distributor

Rafferty Capital Markets, LLC serves as the distributor for the Funds. Its principal business address is 59 Hilton Avenue, Garden City, New York 11530.

SECURITIES LENDING

During the fiscal year, the securities lending agent, or the Adviser (where the Funds do not use a securities lending agent) monitored loan opportunities for the Funds, negotiated the terms of the loans with borrowers, monitored the value of securities on loan and the value of the corresponding collateral, communicated with borrowers and the Funds’ custodian regarding marking to market the collateral, selected securities to be loaned and allocated those loan opportunities among lenders, and arranged for the return of the loaned securities upon the termination of the loan. For further discussion regarding the Funds securities lending, please see the section entitled “INVESTMENT CONSIDERATIONS—Lending Portfolio Securities” above. Income and fees from securities lending activities for the fiscal year ended September 30, 2017, are shown in the following table:

	Leuthold Core Investment Fund	Leuthold Global Fund

Gross income from securities lending activities	$77,396	$11,899
Fees and/or compensation for securities lending activity and related services
Fees paid to securities lending agent from a revenue split	(6,072)	(2,013)
Fees paid for any cash collateral management service that are not included in the revenue split	(1,395)	(128)
Administrative fees not included in the revenue split	-	-
Indemnification fee not included in the revenue split	-	-
Rebates (paid to borrower)	(51,674)	(3,705)
Other fees not included in revenue split	-	-
Aggregate fees/compensation for securities lending activities	(59,141)	(5,846)
Net income from securities lending activities	$18,255	$6,053

SERVICE PLANS

Each of the Leuthold Core Investment Fund, the Leuthold Select Industries Fund and the Grizzly Short Fund has adopted a service plan pursuant to which it may pay fees of up to 0.25% of its average daily net assets to broker-dealers, financial institutions or other service providers that provide services to investors in the Funds. Payments under these plans are authorized by the officers of the Corporation.

The service plan may be terminated by a Fund at any time upon a vote of the directors of the Corporation who are not interested persons of the Corporation and who have no direct or indirect financial interest in the plans, and will be terminated if its continuance is not approved at least annually by such directors.

The Board of Directors reviews quarterly the amount and purposes of expenditures pursuant to the service plans as reported to it by the officers of the Corporation.

DISTRIBUTION PLANS

Each of the Leuthold Global Fund and the Leuthold Global Industries Fund has adopted a Service and Distribution Plan (the “12b-1 Plan”). The Institutional Shares of the Leuthold Global Fund and the Leuthold Global Industries Fund are not subject to the 12b-1 Plan. Each 12b-1 Plan was adopted in anticipation that each Fund will benefit from the 12b-1 Plan through increased sales of shares, thereby reducing each Fund’s expense ratio and providing the Adviser with greater flexibility in management. Each 12b-1 Plan authorizes payments by each Fund in connection with the distribution of its shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of a Fund’s average daily net assets. Amounts paid under a 12b-1 Plan by a Fund may be spent by the Fund on any activities or expenses primarily intended to result in the sale of shares of the Fund, including but not limited to, advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, stockholder account servicing, the printing and mailing of prospectuses to other than current stockholders and the printing and mailing of sales literature. To the extent any activity is one which a Fund may finance without a plan pursuant to Rule 12b-1, the Fund may also make payments to finance such activity outside of the 12b-1 Plan and not subject to its limitations.

Each 12b-1 Plan may be terminated by the Fund at any time by a vote of the directors of the Corporation who are not interested persons of the Corporation and who have no direct or indirect financial interest in the 12b-1 Plan or any agreement related thereto (the “Rule 12b-1 Directors”) or by a vote of a majority of the outstanding shares of the applicable Fund. Messrs. Piper, Horsch and Kelnberger are currently the Rule 12b-1 Directors. Any change in a 12b-1 Plan that would materially increase the distribution expenses of a Fund provided for in the 12b-1 Plan requires approval of the Board of Directors, including the Rule 12b-1 Directors, and a majority of the applicable Fund’s stockholders.

While these 12b-1 Plans are in effect, the selection and nomination of directors who are not interested persons of the Corporation will be committed to the discretion of the directors of the Corporation who are not interested persons of the Corporation. The Board of Directors of the Corporation must review the amount and purposes of expenditures pursuant to each 12b-1 Plan quarterly as reported to it by the distributor, if any, or officers of the Corporation. Each 12b-1 plan will continue in effect for as long its continuance is specifically approved at least annually by the Board of Directors, including the Rule 12b-1 Directors.

During the fiscal year ended September 30, 2017 , pursuant to the 12b-1 Plan, the Leuthold Global Fund incurred fees of $ 66,582 which were used to pay selling dealers. During the fiscal year ended September 30, 2017 , pursuant to the 12b-1 Plan, the Leuthold Global Industries Fund incurred fees of $ 4,546 which were used to pay selling dealers.

DETERMINATION OF NET ASSET VALUE

The net asset value (or price) per share of each Fund is determined by dividing the total value of that Fund’s investments and other assets, less any liabilities, by its number of outstanding shares. The net asset value of each Fund normally will be determined as of the close of regular trading (currently 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is open for trading Monday through Friday except New Year’s Day, Dr. Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, when any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period. The New York Stock Exchange also may be closed on national days of mourning.

Securities listed on a national securities exchange (other than The NASDAQ OMX Group, Inc., referred to as NASDAQ) are valued at the last sale price on the day the valuation is made. Securities that are traded on NASDAQ under one of its three listing tiers, NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market, are valued at the Nasdaq Official Closing Price. Securities Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities, including securities sold short, which are listed on an exchange but which are not traded on the valuation date are valued at the mean between the bid and the asked prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price or, if unavailable, at prices provided by an independent pricing service. Securities sold short which are not listed on an exchange but for which market quotations are readily available are valued at the average of the current bid and asked prices. Debt securities are valued at bid prices provided by an independent pricing service approved by the Directors that uses a matrix pricing method or other analytical pricing models. Physical metals are valued at prices provided by an independent pricing service. Other assets, including investments in open-end investment companies, and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Directors.

Exchange traded options are valued at the last reported sale price on an exchange on which the option is traded. If no sales are reported on a particular day, the mean between the highest bid and lowest asked quotations at the close of the exchanges will be used. Non-exchange traded options also will be valued at the mean between the last bid and asked quotations. For options where market quotations are not readily available, fair value shall be determined. Rights and warrants that are not traded are valued at the difference between the exercise price and the closing, quoted market price of the underlying security, or at zero if the closing quoted market price is lower than the exercise price.

The Funds have adopted procedures pursuant to Rule 17a-7 under the Act pursuant to which the Funds may effect a purchase and sale transaction between Funds, with an affiliated person of the Funds (or an affiliated person of such an affiliated person) in which a Fund issues its shares in exchange for securities of a type which are permitted investments for such Fund. For purposes of determining the number of shares to be issued, the securities to be exchanged will be valued in accordance with the requirements of Rule 17a-7.

The Funds may invest in foreign securities. Trading in foreign securities may be completed at times that vary from the closing of the New York Stock Exchange. The Board has approved the use of their independent pricing provider’s proprietary fair value pricing model to assist in determining current valuation for foreign securities traded in markets that close prior to the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the New York Stock Exchange. If these events materially affect the value of portfolio securities, then these securities may be valued as determined in good faith by the Funds’ Board of Directors. Some of the factors which may be considered by the Board of Directors and the Funds’ Fair Value Pricing Committee in determining fair value are fundamental analytical data relating to the investment, the nature and duration of any restrictions on disposition, trading in similar securities of the same issuer or comparable companies, information from broker dealers, and an evaluation of the forces that influence the market in which the securities are purchased and sold. The use of fair value pricing by a Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

Physical metals are valued at prices provided by an independent pricing service. The Leuthold Core Investment Fund, the Leuthold Global Fund and the Leuthold Global Industries Fund may invest in metals such as aluminum, copper, zinc, lead, nickel, tin, silver, palladium and other industrial and precious metals. Metals not traded on an exchange are valued at the mid-point between the closing bid and asked prices as obtained from a commonly used reputable pricing source.

REDEMPTION OF SHARES

Frequent purchases and redemptions of a Fund’s shares by a stockholder may harm other stockholders of the Fund by interfering with the efficient management of the Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares. Accordingly, the Board of Directors discourages frequent purchases and redemptions of shares of the Leuthold Global Industries Fund, the Leuthold Global Fund, and the Leuthold Core Investment Fund by:

1.              Reserving the right to reject any purchase order for any reason or no reason, including purchase orders from potential investors that the Funds believe might engage in frequent purchases and redemptions of Fund shares;

2.              Imposing a 2% redemption fee on redemptions or exchanges that occur within 5 business days of the share purchase.

The redemption fee does not apply to retirement plans (if the plans request and receive a waiver of the fee), but otherwise applies to all investors in these Funds, including those who invest through omnibus accounts at intermediaries such as broker-dealers.

These Funds rely on intermediaries to determine when a redemption occurs within 5 business days of purchase. Stockholders purchasing shares through an intermediary should contact the intermediary or refer to their account agreement or plan document for information about how the redemption fee for transactions in the intermediary’s omnibus accounts works and any differences between the Funds’ redemption fee procedures and the intermediary’s redemption fee procedures. The right to reject an order applies to any order, including an order placed from an omnibus account or a retirement plan.

Although the Funds identified above have taken steps to discourage frequent purchases and redemptions of Fund shares, they cannot guarantee that such trading will not occur. These Funds may, in their sole discretion, waive the redemption fee in the case of death, disability, hardship, or other limited circumstances that do not indicate market timing strategies.

In calculating whether a sale of Fund shares (including an exchange) is subject to a redemption fee, a stockholder’s holdings will be viewed on a “first in/first out” basis. This means that, in determining whether any fee is due, the stockholder will be deemed to have sold the shares he or she acquired earliest. The fee will be calculated based on the current price of the shares as of the trade date of the sale or exchange.

The Leuthold Select Industries Fund and the Grizzly Short Fund generally accommodate frequent purchases and redemptions of their shares notwithstanding the potential harm to the other stockholders of the Leuthold Select Industries Fund and the Grizzly Short Fund. The Board of Directors believes it likely that a significant number of investors in the Leuthold Select Industries Fund and the Grizzly Short Fund are not long-term investors because the Leuthold Select Industries Fund is offered to investors who choose to do their own asset allocation rather than invest in the Leuthold Global Fund or the Leuthold Core Investment Fund and because of the rising stock market risk associated with short selling of the Grizzly Short Fund. Although the Leuthold Select Industries Fund and the Grizzly Short Fund generally accommodate frequent purchases and redemptions of their shares, they reserve the right to reject any purchase order for any reason or no reason, including purchase orders from potential investors that these Funds believe might engage in potentially disruptive purchases and redemptions of their shares.

The Funds reserve the right to suspend or postpone redemptions during any period when: (a) trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission, or that the Exchange is closed for other than customary weekend and holiday closings; (b) the Securities and Exchange Commission has by order permitted such suspension; (c) an emergency, as determined by the Securities and Exchange Commission, exists, making disposal of portfolio securities or valuation of net assets of the Funds not reasonably practicable.

SYSTEMATIC WITHDRAWAL PLAN

An investor who owns Retail Shares of any Fund worth at least $10,000 at the current net asset value may, by completing an application which may be obtained from the Funds or U.S. Bancorp Fund Services, LLC, create a Systematic Withdrawal Plan from which a fixed sum will be paid to the investor at regular intervals. To establish the Systematic Withdrawal Plan, the investor deposits Retail Shares of a Fund with the Corporation and appoints it as agent to effect redemptions of such shares held in the account for the purpose of making monthly, quarterly or annual withdrawal payments of a fixed amount to the investor out of the account. Retail Shares of a Fund deposited by the investor in the account need not be endorsed or accompanied by a stock power if registered in the same name as the account; otherwise, a properly executed endorsement or stock power, obtained from any bank, broker-dealer or the Corporation is required. The investor’s signature should be guaranteed by a bank, a member firm of a national stock exchange or other eligible guarantor.

The minimum amount of a withdrawal payment is $100. These payments will be made from the proceeds of periodic redemptions of Retail Shares in the account at net asset value. Redemptions will be made in accordance with the schedule (for example, monthly, quarterly or yearly, but in no event more than monthly) selected by the investor. If a scheduled redemption day is a weekend day or a holiday, such redemption will be made on the next business day. When establishing a Systematic Withdrawal Plan, the Funds recommend that the investor reinvest in additional Fund shares all income dividends and capital gains distributions payable by the Fund. The investor may deposit additional Retail Shares in his account at any time.

Withdrawal payments cannot be considered as yield or income on the investor’s investment, since portions of each payment will normally consist of a return of capital. Depending on the size or the frequency of the disbursements requested, and the fluctuation in the value of the Fund’s portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the investor’s account.

The investor may vary the amount or frequency of withdrawal payments, temporarily discontinue them, or change the designated payee or payee’s address, by notifying U.S. Bancorp Fund Services, LLC in writing thirty (30) days prior to the next payment or provide a request with a signature guarantee .

AUTOMATIC INVESTMENT PLAN AND TELEPHONE PURCHASES

The Funds offer an automatic investment option pursuant to which money will be moved from a stockholder’s bank account to the stockholder’s Fund account on the schedule (for example, monthly, quarterly or yearly) the stockholder selects. The minimum transaction amount is $50.

The Funds offer a telephone purchase option pursuant to which money will be moved from the stockholder’s bank account to the stockholder’s Fund account upon request. Only bank accounts held at domestic financial institutions that are Automated Clearing House (ACH) members can be used for telephone transactions. To have Fund shares purchased at the net asset value determined as of the close of regular trading on a given date, U.S. Bancorp Fund Services, LLC must receive the purchase order before the close of regular trading on such date. Most transfers are completed within 3 business days. The minimum amount that can be transferred by telephone is $100.

INACTIVE ACCOUNTS

It is the responsibility of a stockholder to ensure that the stockholder maintains a correct address for the stockholder’s account(s), as a stockholder’s account(s) may be transferred to the stockholder’s state of residence if no activity occurs within the stockholder’s account during the “inactivity period” specified in the applicable state’s abandoned property laws. Specifically, an incorrect address may cause a stockholder’s account statements and other mailings to be returned to the Funds. Upon receiving returned mail, the Funds will attempt to locate the stockholder or rightful owner of the account. If the Funds are unable to locate the stockholder, then they will determine whether the stockholder’s account has legally been abandoned. The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The stockholder’s last known address of record determines which state has jurisdiction. Interest or income is not earned on redemption or distribution checks sent to you during the time the check remained uncashed.

ALLOCATION OF INVESTMENT OPPORTUNITIES

Although the Funds have differing investment objectives, there will be times when certain securities will be eligible for purchase by multiple Funds or will be contained in the portfolios of multiple Funds.  Although securities of a particular company may be eligible for purchase by the Funds, the Adviser may determine at any particular time to purchase a security for one Fund, but not the another, based on each Fund’s investment objective and in a manner that is consistent with the Adviser’s fiduciary duties under federal and state law to act in the best interests of each Fund.

There may also be times when a given investment opportunity is appropriate for some, or all, of the Adviser’s other client accounts. It is the policy and practice of the Adviser not to favor or disfavor consistently or consciously any client or class of clients in the allocation of investment opportunities, so that to the extent practical, such opportunities will be allocated among clients, including the Funds, over a period of time on a fair and equitable basis.

If the Adviser determines that a particular investment is appropriate for more than one client account, the Adviser may aggregate securities transactions for those client accounts (“block trades”).  To ensure that no client account is disadvantaged as a result of such aggregation, the Adviser has adopted policies and procedures to ensure that the Adviser does not aggregate securities transactions for client accounts unless it believes that aggregation is consistent with its duty to seek best execution for client accounts and is consistent with the applicable agreements of the client accounts for which the Adviser aggregates securities transactions.  No client account is favored over any other client account in block trades, and each client account that participates in block trades participates at the average share price for all transactions in the security for which that aggregated order is placed on the day that such aggregated order is placed.  Subject to minimum ticket charges, transaction costs are shared in proportion to Client Accounts’ participation.  On certain foreign exchanges where the Adviser purchases securities, block trades are not allowed.

It is the Adviser’s general policy not to purchase a security in one Fund while simultaneously selling it in another Fund. However, there may be circumstances outside of the Adviser’s control that require the purchase of a security in one portfolio and a sale in the other. For example, when one Fund experiences substantial cash inflows while another Fund experiences substantial cash outflows, the Adviser may be required to buy securities to maintain a fully invested position in one Fund, while selling securities in another Fund to meet stockholder redemptions. In such circumstances, a Fund may acquire assets from another Fund that are otherwise qualified investments for the acquiring Fund, so long as no Fund bears any markup or spread, and no commission, fee or other remuneration is paid in connection with the acquisition, and the acquisition complies with Section 17(a) of the Act and Rule 17a-7 thereunder. If the purchase and sale are not effected pursuant to Rule 17a-7, then the purchase and/or sale of a security common to both portfolios may result in a higher price being paid by a Fund in the case of a purchase than would otherwise have been paid, or a lower price being received by a Fund in the case of a sale than would otherwise have been received, as a result of a Fund’s transactions affecting the market for such security. In any event, the Funds management believes that under normal circumstances such events will have a minimal impact on a Fund’s per share NAV and its subsequent long-term investment return.

When the Adviser wishes to place an order for different types of accounts (including the Funds) for which aggregation is not practicable, the Adviser may use a trade sequencing and rotation policy to determine which type of account is to be traded first. Under this policy, the Adviser may determine the length of its trade rotation period and the sequencing schedule for different categories of clients within this period provided that the trading periods and these sequencing schedules are designed to be fair and equitable over time. The Adviser currently bases its trading periods and rotation schedules on the relative amounts of assets managed for different client categories (e.g., unconstrained client accounts, “wrap program” accounts, etc.) and, as a result, the Funds may trade behind other accounts. Within a given trading period, the sequencing schedule establishes when and how frequently a given client category will trade first in the order of rotation. The Adviser may deviate from the predetermined sequencing schedule under certain circumstances, and the Adviser’s trade sequencing and rotation policy may be amended, modified or supplemented at any time without prior notice to clients.

ALLOCATION OF PORTFOLIO BROKERAGE

Each Fund’s securities trading and brokerage policies and procedures are reviewed by and subject to the supervision of the Corporation’s Board of Directors. Decisions to buy and sell securities for each Fund are made by the Adviser subject to review by the Corporation’s Board of Directors. In placing purchase and sale orders for portfolio securities for each Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraphs. Many of these transactions involve payment of a brokerage commission by a Fund. In some cases, transactions are with firms who act as principals for their own accounts. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser’s evaluation of the broker’s efficiency in executing and clearing transactions, block trading capability (including the broker’s willingness to position securities) and the broker’s reputation, financial strength and stability. The most favorable price to a Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Over-the-counter securities may be purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price. In many instances, the Adviser feels that better prices are available from non-principal market makers who are paid commissions directly.

Prior to October 1, 2014, the Adviser could allocate brokerage to Weeden & Co., L.P. (“Weeden”), an affiliated broker-dealer, but only if the Adviser reasonably believed the commission and transaction quality were comparable to that available from other qualified brokers. Steven C. Leuthold and certain other former employees who remain limited partners of the Adviser are limited partners in Weeden Investors, L.P. An affiliate of Weeden & Co., L.P., Weeden Investors, L.P., owns 22% of the securities of the Adviser. Effective as of October 1, 2014, the Adviser implemented a policy not to allocate brokerage to Weeden, and has not allocated brokerage to Weeden since October 1, 2014. The Adviser may change this policy in the future, but has no current intent to change it.

For periods ending on or prior to September 30, 2014, Weeden could receive revenue in the form of “liquidity rebates” which are payments from electronic communication networks (“ECNs”) where Fund trades were directed by Weeden for execution as an incentive for providing liquidity to the ECN. Under the Act, Weeden is prohibited from dealing with the Fund as a principal in the purchase and sale of securities. Weeden, when acting as a broker for the Fund in any of its portfolio transactions executed on a securities exchange of which Weeden is a member, acted in accordance with the requirements of Section 11(a) of the Securities Exchange Act of 1934 and the rules of such exchanges.

The Adviser provides market research to institutional clients for an agreed upon payment. Institutional research is also distributed through broker-dealers who may effect securities transactions for the Adviser’s clients (including Weeden). The broker-dealers typically provide the Adviser’s institutional research to their brokerage customers. The broker-dealers pay the Adviser a fee for the research that is based on the amount of the research purchased by the broker-dealer. In 2017 , approximately 15 % of the institutional research sold by the Adviser was institutional research purchased through Weeden. A broker-dealer’s willingness to distribute institutional research is not a factor considered by the Adviser in determining which broker-dealers it selects to effect securities transactions for its clients, including the Funds.

In allocating brokerage business for each Fund, the Adviser also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm’s analysts for consultation. While the Adviser believes these services have substantial value, they are considered supplemental to the Adviser’s own efforts in the performance of its duties under the Advisory Agreements. Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and the Funds may indirectly benefit from services available to the Adviser as a result of transactions for other clients. The Advisory Agreements provide that the Adviser may cause the Funds to pay a broker which provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the Adviser’s overall responsibilities with respect to the Funds and the other accounts as to which he exercises investment discretion. For 2017 , the Adviser received a total of approximately $ 882,999 in soft dollar benefits.

The Funds utilize the services of Westminster Research Associates to administer its soft dollar program. Westminster Research specializes in independent research products and services, consolidating all administration and reporting of commission management needs with one firm. By using this type of umbrella provider the Funds do not have to decide who the soft dollar provider for said product/service will be, providing the Funds with greater flexibility in managing their soft dollar policy while fulfilling the fiduciary responsibility of best execution.

During the fiscal year ended September 30, 2017, the Leuthold Core Investment Fund paid brokerage commissions of $395,331 on transactions having a total market value of $914,999,346. All of the brokers to whom commissions were paid provided research services to the Adviser. During the fiscal year ended September 30, 2016, the Leuthold Core Investment Fund paid brokerage commissions of $1,053,701 on transactions having a total market value of $2,278,183,610. All of the brokers to whom commissions were paid provided research services to the Adviser. During the fiscal year ended September 30, 2015, the Leuthold Core Investment Fund paid brokerage commissions of $895,689 on transactions having a total market value of $1,828,754,332. All of the brokers to whom commissions were paid provided research services to the Adviser.

During the fiscal year ended September 30, 2017 , the Leuthold Global Fund paid brokerage commissions of $ 139,170 on transactions having a total market value of $ 210,129,845 . All of the brokers to whom commissions were paid provided research services to the Adviser. During the fiscal year ended September 30, 2016 , the Leuthold Global Fund paid brokerage commissions of $ 352,728 on transactions having a total market value of $ 626,567,325 . All of the brokers to whom commissions were paid provided research services to the Adviser. During the fiscal year ended September 30, 2015 , the Leuthold Global Fund paid brokerage commissions of $ 408,526 on transactions having a total market value of $ 689,541,285 . All of the brokers to whom commissions were paid provided research services to the Adviser.

During the fiscal year ended September 30, 2017, the Leuthold Select Industries Fund paid brokerage commissions of $7,545 on transactions having a total market value of $17,429,426. All of the brokers to whom commissions were paid provided research services to the Adviser. During the fiscal year ended September 30, 2016, the Leuthold Select Industries Fund paid brokerage commissions of $13,712 on transactions having a total market value of $31,369,144. All of the brokers to whom commissions were paid provided research services to the Adviser. During the fiscal year ended September 30, 2015, the Leuthold Select Industries Fund paid brokerage commissions of $11,595 on transactions having a total market value of $23,880,081. All of the brokers to whom commissions were paid provided research services to the Adviser.

During the fiscal year ended September 30, 2017 , the Leuthold Global Industries Fund paid brokerage commissions of $ 14,259 on transactions having a total market value of $ 20,886,034 . All of the brokers to whom commissions were paid provided research services to the Adviser. During the fiscal year ended September 30, 2016 , the Leuthold Global Industries Fund paid brokerage commissions of $ 26,678 on transactions having a total market value of $ 40,831,292 . All of the brokers to whom commissions were paid provided research services to the Adviser. During the fiscal year ended September 30, 2015 , the Leuthold Global Industries Fund paid brokerage commissions of $ 36,263 on transactions having a total market value of $ 52,446,293 . All of the brokers to whom commissions were paid provided research services to the Adviser.

During the fiscal year ended September 30, 2017 , the Grizzly Short Fund paid brokerage commissions of $ 442,484 on transactions having a total market value of $ 1,102,145,810 . All of the brokers to whom commissions were paid provided research services to the Adviser. During the fiscal year ended September 30, 2016 , the Grizzly Short Fund paid brokerage commissions of $ 1,191,505 on transactions having a total market value of $ 2,162,643,867 . All of the brokers to whom commissions were paid provided research services to the Adviser. During the fiscal year ended September 30, 2015 , the Grizzly Short Fund paid brokerage commissions of $ 452,198 on transactions having a total market value of $ 717,916,645 . All of the brokers to whom commissions were paid provided research services to the Adviser.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

IN VIEW OF THE COMPLEXITIES OF U.S. FEDERAL AND OTHER INCOME TAX LAWS APPLICABLE TO REGULATED INVESTMENT COMPANIES, A PROSPECTIVE STOCKHOLDER IS URGED TO CONSULT WITH AND RELY SOLELY UPON ITS TAX ADVISORS TO UNDERSTAND FULLY THE U.S. FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES TO THAT INVESTOR OF SUCH AN INVESTMENT BASED ON THAT INVESTOR’S PARTICULAR FACTS AND CIRCUMSTANCES. THIS SUMMARY IS NOT INTENDED TO BE, AND SHOULD NOT BE CONSTRUED AS, LEGAL OR TAX ADVICE TO ANY PROSPECTIVE INVESTOR.

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “DIVIDENDS, DISTRIBUTIONS AND TAXES.” The Prospectus generally describes the U.S. federal income tax treatment of distributions by the Funds. This section of the SAI provides additional information concerning U.S. federal income taxes. It is based on the Code, applicable Treasury Regulations, judicial authority, and administrative rulings and practice, all as of the date of this SAI and all of which are subject to change, including changes with retroactive effect. Except as specifically set forth below, the following discussion does not address any state, local or foreign tax matters.

A stockholder’s tax treatment may vary depending upon the stockholder’s particular situation. This discussion applies only to stockholders holding Fund shares as capital assets within the meaning of the Code. A stockholder may also be subject to special rules not discussed below if they are a certain kind of stockholder, including, but not limited to: an insurance company; a tax-exempt organization; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or entity that is not organized under the laws of the United States or political subdivision thereof; a stockholder who holds Fund shares as part of a hedge, straddle or conversion transaction; a stockholder who does not hold Fund shares as a capital asset; or an entity taxable as a partnership for U.S. federal income tax purposes and investors in such an entity.

The Corporation has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the following discussion and the discussions in the Prospectus applicable to each stockholder address only some of the U.S. federal income tax considerations generally affecting investments in the Funds. Prospective stockholders are urged to consult their own tax advisers and financial planners regarding the U.S. federal tax consequences of an investment in a Fund, the application of state, local or foreign laws, and the effect of any possible changes in applicable tax laws on their investment in the Funds.

Qualification as a Regulated Investment Company

It is intended that each Fund qualify for treatment as a regulated investment company (a “RIC”) under Subchapter M of Subtitle A, Chapter 1 of the Code. Each Fund will be treated as a separate entity for U.S. federal income tax purposes. Thus, the provisions of the Code applicable to RICs generally will apply separately to each Fund even though each Fund is a series of the Corporation. Furthermore, each Fund will separately determine its income, gains, losses and expenses for U.S. federal income tax purposes.

In order to qualify as a RIC under the Code, each Fund must, among other things, derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income attributable to its business of investing in such stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts) and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined in the Code. Future U.S. Treasury regulations may (possibly retroactively) exclude from qualifying income foreign currency gains that are not directly related to a Fund’s principal business of investing in stock, securities or options and futures with respect to stock or securities. In general, for purposes of this 90% gross income requirement, income derived from a partnership, except a qualified publicly traded partnership, will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the RIC.

Each Fund must also diversify its holdings so that, at the end of each quarter of the Fund’s taxable year: (i) at least 50% of the fair market value of its gross assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other RICs, and (B) securities of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of the Fund’s total assets and do not exceed 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities of two or more issuers the Fund controls and which are engaged in the same, similar or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. In addition, for purposes of meeting the diversification requirement of clause (i)(B), the term “outstanding voting securities of such issuer” includes the equity securities of a qualified publicly traded partnership. The qualifying income and diversification requirements applicable to a Fund may limit the extent to which it can engage in transactions in options, futures contracts, forward contracts and swap agreements.

If a Fund fails to satisfy any of the qualifying income or diversification requirements in any taxable year, such Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirement. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If the applicable relief provisions are not available or cannot be met, such Fund will be taxed in the same manner as an ordinary corporation, described below.

In addition, with respect to each taxable year, each Fund generally must distribute to its stockholders at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, and at least 90% of its net tax-exempt interest income earned for the taxable year. If a Fund meets all of the RIC qualification requirements, it generally will not be subject to U.S. federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its stockholders. For this purpose, a Fund generally must make the distributions in the same year that it realizes the income and gain, although in certain circumstances, a Fund may make the distributions in the following taxable year. Stockholders generally are taxed on any distributions from a Fund in the year they are actually distributed. However, if a Fund declares a distribution to stockholders of record in October, November or December of one year and pays the distribution by January 31 of the following year, the Fund and its stockholders will be treated as if the Fund paid the distribution on December 31 of the first year. Each Fund intends to distribute its net income and gain in a timely manner to maintain its status as a RIC and eliminate fund-level U.S. federal income taxation of such income and gain. However, no assurance can be given that a Fund will not be subject to U.S. federal income taxation.

Moreover, a Fund may retain for investment all or a portion of their net capital gain. If a Fund retains any net capital gain, it will be subject to a tax at regular corporate rates on the amount retained, but may report the retained amount as undistributed capital gain in a written statement furnished to its stockholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a stockholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gain included in the stockholder’s gross income and the tax deemed paid by the stockholder under clause (ii) of the preceding sentence. A Fund is not required to, and there can be no assurance that it will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

If, for any taxable year, a Fund fails to qualify as a RIC, and is not eligible for relief as described above, it will be taxed in the same manner as an ordinary corporation without any deduction for its distributions to stockholders, and all distributions from the Fund’s current and accumulated earnings and profits (including any distributions of its net tax-exempt income and net long-term capital gain) to its stockholders will be taxable as dividend income. To re-qualify to be taxed as a RIC in a subsequent year, the Fund may be required to distribute to its stockholders its earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by the Fund to the IRS. In addition, if a Fund initially qualifies as a RIC but subsequently fails to qualify as a RIC for a period greater than two taxable years, the Fund generally would be required to recognize and pay tax on any net unrealized gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to tax on such unrealized gain recognized for a period of ten years, in order to re-qualify as a RIC in a subsequent year.

Equalization Accounting

Each Fund may use the so-called “equalization method” of accounting to allocate a portion of its “earnings and profits,” which generally equals a Fund’s undistributed investment company taxable income and net capital gain, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming stockholders. Although using this method generally will not affect a Fund’s total returns, it may reduce the amount that the Fund would otherwise distribute to continuing stockholders by reducing the effect of redemptions of Fund shares on Fund distributions to stockholders. However, the IRS may not have expressly sanctioned the particular equalization methods that may be used by a Fund, and thus a Fund’s use of these methods may be subject to IRS scrutiny.

Capital Loss Carryforwards

For net capital losses realized in taxable years beginning before January 1, 2011, a Fund is permitted to carryforward a net capital loss to offset its capital gain , if any, realized during the eight years following the year of the loss, and such capital loss carryforward is treated as a short-term capital loss in the year to which it is carried. For net capital losses realized in taxable years beginning on or after January 1, 2011, a Fund is permitted to carryforward a net capital loss to offset its capital gain indefinitely. For capital losses realized in taxable years beginning after January 1, 2011, the excess of a Fund’s net short-term capital loss over its net long-term capital gain is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year and the excess of a Fund’s net long-term capital loss over its net short-term capital gain is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. If future capital gain is offset by carried-forward capital losses, such future capital gain is not subject to fund-level U.S. federal income tax, regardless of whether it is distributed to stockholders. Accordingly, the Funds do not expect to distribute any such offsetting capital gain. The Funds cannot carryback or carryforward any net operating losses.

At September 30, 2017, the Leuthold Core Investment Fund, the Leuthold Global Fund , the Leuthold Select Industries Fund and the Leuthold Global Industries Fund had no capital loss carryforward for federal income tax purposes. At September 30, 2017 , the Grizzly Short Fund had the following capital loss carryforwards for federal income tax purposes:

Fund	Year Expires	Pre-January 1, 2011 Capital Loss Carryforwards
Grizzly Short Fund	2018	($ 18,663,090)
	2019	($ 25,380,935)

Fund	Post-January 1, 2011 Capital Loss Carryforwards Short-term	Long-term
Grizzly Short Fund	($188,555,983)	$0

If a Fund engages in a reorganization, either as an acquiring fund or acquired fund, its capital loss carryforwards (if any), its unrealized losses (if any), and any such losses of other funds participating in the reorganization may be subject to severe limitations that could make such losses, in particular losses realized in taxable years beginning before January 1, 2011, substantially unusable. The Funds have engaged in reorganizations in the past and/or may engage in reorganizations in the future.

Excise Tax

If a Fund fails to distribute by December 31 of each calendar year at least the sum of 98% of its ordinary income for that year (excluding capital gains and losses), 98.2% of its capital gain net income (adjusted for certain net ordinary losses) for the 12-month period ending on October 31 of that year, and any of its ordinary income and capital gain net income from previous years that was not distributed during such years, the Fund will be subject to a nondeductible 4% U.S. federal excise tax on the undistributed amounts (other than to the extent of its tax-exempt interest income, if any). For these purposes, a Fund will be treated as having distributed any amount on which it is subject to corporate level U.S. federal income tax for the taxable year ending within the calendar year. Each Fund generally intends to actually, or be deemed to, distribute substantially all of its ordinary income and capital gain net income, if any, by the end of each calendar year and thus expects not to be subject to the excise tax. However, no assurance can be given that a Fund will not be subject to the excise tax. Moreover, each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid by a Fund is determined to be de minimis).

Taxation of Investments

In general, realized gains or losses on the sale of securities held by a Fund will be treated as capital gains or losses, and long-term capital gains or losses if the Fund has held the disposed securities for more than one year at the time of disposition.

If a Fund purchases a debt obligation with original issue discount (“OID”) (generally, a debt obligation with a purchase price at original issuance less than its principal amount, such as a zero-coupon bond), which generally includes “payment-in-kind” or “PIK” bonds, the Fund generally is required to annually include in its taxable income a portion of the OID as ordinary income, even though the Fund may not receive cash payments attributable to the OID until a later date, potentially until maturity or disposition of the obligation. A portion of the OID includible in income with respect to certain high-yield corporate discount obligations may be treated as a dividend for U.S. federal income tax purposes. Similarly, if a Fund purchases a debt obligation with market discount (generally a debt obligation with a purchase price after original issuance less than its principal amount (reduced by any OID)), the Fund generally is required to annually include in its taxable income a portion of the market discount as ordinary income, even though the Fund may not receive cash payments attributable to the market discount until a later date, potentially until maturity or disposition of the obligation. A Fund generally will be required to make distributions to stockholders representing the OID or market discount income on debt obligations that is currently includible in income, even though the cash representing such income may not have been received by a Fund. Cash to pay such distributions may be obtained from sales proceeds of securities held by the Fund which a Fund otherwise might have continued to hold; obtaining such cash might be disadvantageous for the Fund.

If a Fund invests in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default, special tax issues may exist for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID, or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by a Fund when, as, and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

If an option granted by a Fund is sold, lapses or is otherwise terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will realize a short-term capital gain or loss, depending on whether the premium income is greater or less than the amount paid by the Fund in the closing transaction. Some capital losses realized by a Fund in the sale, exchange, exercise, or other disposition of an option may be deferred if they result from a position that is part of a “straddle,” discussed below. If securities are sold by a Fund pursuant to the exercise of a covered call option granted by it, the Fund generally will add the premium received to the sale price of the securities delivered in determining the amount of gain or loss on the sale. If securities are purchased by a Fund pursuant to the exercise of a put option granted by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased.

Some regulated futures contracts, certain foreign currency contracts, and non-equity, listed options used by a Fund will be deemed “Section 1256 contracts.” A Fund will be required to “mark-to-market” any such contracts held at the end of the taxable year by treating them as if they had been sold on the last day of that year at market value. Sixty percent of any net gain or loss realized on all dispositions of Section 1256 contracts, including deemed dispositions under the “mark-to-market” rule, generally will be treated as long-term capital gain or loss, and the remaining 40% will be treated as short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss (as described below). These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Transactions that qualify as designated hedges are exempt from the mark-to-market rule and the “60%/40%” rule and may require the Fund to defer the recognition of losses on certain futures contracts, foreign currency contracts and non-equity options.

Foreign currency gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt obligations, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of the Fund’s income. Under future U.S. Treasury regulations, any such transactions that are not directly related to a Fund’s investments in stock or securities (or its options contracts or futures contracts with respect to stock or securities) may have to be limited in order to enable the Fund to satisfy the 90% income test described above. If the net foreign currency loss exceeds a Fund’s net investment company taxable income (computed without regard to such loss) for a taxable year, the resulting ordinary loss for such year will not be deductible by the Fund or its stockholders in future years.

Offsetting positions held by a Fund involving certain derivative instruments, such as financial forward, futures, and options contracts, may be considered, for U.S. federal income tax purposes, to constitute “straddles.” “Straddles” are defined to include “offsetting positions” in actively traded personal property. The tax treatment of “straddles” is governed by Section 1092 of the Code which, in certain circumstances, overrides or modifies the provisions of Section 1256 of the Code, described above. If a Fund is treated as entering into a “straddle” and at least one (but not all) of the Fund’s positions in derivative contracts comprising a part of such straddle is governed by Section 1256 of the Code, then such straddle could be characterized as a “mixed straddle.” A Fund may make one or more elections with respect to “mixed straddles.” Depending upon which election is made, if any, the results with respect to a Fund may differ. Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by the Fund may be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain. In addition, the existence of a straddle may affect the holding period of the offsetting positions. As a result, the straddle rules could cause distributions that would otherwise constitute qualified dividend income (defined below) to fail to satisfy the applicable holding period requirements (described below) and therefore to be taxed as ordinary income. Furthermore, the Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle, including any interest expense on indebtedness incurred or continued to purchase or carry any positions that are part of a straddle. Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to stockholders, and which will be taxed to stockholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where a Fund had not engaged in such transactions.

If a Fund enters into a “constructive sale” of any appreciated financial position in stock, a partnership interest, or certain debt instruments, the Fund will be treated as if it had sold and immediately repurchased the property and must recognize gain (but not loss) with respect to that position. A constructive sale of an appreciated financial position occurs when a Fund enters into certain offsetting transactions with respect to the same or substantially identical property, including: (i) a short sale; (ii) an offsetting notional principal contract; (iii) a futures or forward contract; or (iv) other transactions identified in future U.S. Treasury regulations. The character of the gain from constructive sales will depend upon a Fund’s holding period in the appreciated financial position. Losses realized from a sale of a position that was previously the subject of a constructive sale will be recognized when the position is subsequently disposed of. The character of such losses will depend upon a Fund’s holding period in the position and the application of various loss deferral provisions in the Code. Constructive sale treatment does not apply to certain closed transactions, including if such a transaction is closed on or before the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.

The amount of long-term capital gain a Fund may recognize from certain derivative transactions with respect to interests in certain pass-through entities is limited under the Code’s constructive ownership rules. The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if the Fund directly invested in the pass-through entity during the term of the derivative contract. Any gain in excess of this amount is treated as ordinary income. An interest charge is imposed on the amount of gain that is treated as ordinary income.

In addition, a Fund’s transactions in securities and certain types of derivatives (e.g., options, futures contracts, forward contracts, and swap agreements) may be subject to other special tax rules, such as the wash sale rules or the short sale rules, the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments to the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains, and/or convert short-term capital losses into long- term capital losses. These rules could therefore affect the amount, timing, and character of distributions to stockholders.

Rules governing the U.S. federal income tax aspects of derivatives, including swap agreements, are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a RIC might be jeopardized. Certain requirements that must be met under the Code in order for a Fund to qualify as a RIC may limit the extent to which a Fund will be able to engage in derivatives transactions.

A Fund may invest in real estate investment trusts (“REITs”). Investments in REIT equity securities may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. A Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund stockholders for U.S. federal income tax purposes. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income and will not qualify for the dividends-received deduction.

A Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) or in other interests that may be treated as taxable mortgage pools (“TMPs”) for U.S. federal income tax purposes. Under IRS guidance, a Fund must allocate “excess inclusion income” received directly or indirectly from REMIC residual interests or TMPs to its stockholders in proportion to dividends paid to such stockholders, with the same consequences as if the stockholders had invested in the REMIC residual interests or TMPs directly.

In general, excess inclusion income allocated to stockholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) constitutes unrelated business taxable income to Keogh, 401(k) and qualified pension plans, as well as individual retirement accounts and certain other tax exempt entities, thereby potentially requiring such an entity, which otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, does not qualify for any reduction, by treaty or otherwise, in the 30% U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of a share in a Fund, then the Fund will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal corporate income tax rate. To the extent permitted under the

1940 Act, a Fund may elect to specially allocate any such tax to the applicable disqualified organization, and thus reduce such stockholder’s distributions for the year by the amount of the tax that relates to such stockholder’s interest in the Fund. A Fund may or may not make such an election will be made.

“Passive foreign investment companies” (“PFICs”) are generally defined as foreign corporations with respect to which at least 75% of their gross income for their taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or at least 50% of their assets on average produce, or are held for the production of, such passive income. If a Fund acquires any equity interest in a PFIC, the Fund could be subject to U.S. federal income tax and interest charges on “excess distributions” received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its stockholders. Excess distributions will be characterized as ordinary income even though, absent the application of PFIC rules, some excess distributions may have been classified as capital gain.

A Fund will not be permitted to pass through to its stockholders any credit or deduction for taxes and interest charges incurred with respect to PFICs. Elections may be available that would ameliorate these adverse tax consequences, but such elections could require a Fund to recognize taxable income or gain without the concurrent receipt of cash. Investments in PFICs could also result in the treatment of associated capital gains as ordinary income. The Funds may attempt to limit and/or manage their holdings in PFICs to minimize their tax liability or maximize their returns from these investments but there can be no assurance that they will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC in advance of acquiring shares in the corporation, a Fund may incur the tax and interest charges described above in some instances. Dividends paid by a Fund attributable to income and gains derived from PFICs will not be eligible to be treated as qualified dividend income.

If a Fund owns 10% or more of the stock of a “controlled foreign corporation” (a “CFC”), such corporation will not be treated as a PFIC with respect to the Fund. In general, the Fund may be required to recognize dividends from a CFC before actually receiving any dividends. As a result of the foregoing, the Fund may be required to recognize income sooner than it otherwise would.

In addition to the investments described above, prospective stockholders should be aware that other investments made by a Fund may involve complex tax rules that may result in income or gain recognition by the Fund without corresponding current cash receipts. Although the Funds seek to avoid significant non-cash income, such non-cash income could be recognized by the Funds, in which case the Funds may distribute cash derived from other sources in order to meet the minimum distribution requirements described above. In this regard, the Funds could be required at times to liquidate investments prematurely in order to satisfy their minimum distribution requirements.

Taxation of Distributions

Distributions paid out of a Fund’s current and accumulated earnings and profits (as determined at the end of the year), whether paid in cash or reinvested in the Fund, generally are deemed to be taxable distributions and must be reported by each stockholder who is required to file a U.S. federal income tax return. Dividends and other distributions on a Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular stockholder’s investment. Such distributions are likely to occur in respect of shares acquired at a time when the Fund’s net asset value reflects gains that are either unrealized, or realized but not distributed. For U.S. federal income tax purposes, a Fund’s earnings and profits, described above, are determined at the end of the Fund’s taxable year and are allocated pro rata to distributions paid over the entire year. Distributions in excess of a Fund’s current and accumulated earnings and profits will first be treated as a return of capital up to the amount of a stockholder’s tax basis in the stockholder’s Fund shares and then as capital gain. A Fund may make distributions in excess of its earnings and profits, from time to time.

For U.S. federal income tax purposes, distributions of investment income are generally taxable as ordinary income, and distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income. Distributions properly reported in writing by a Fund as capital gain dividends will be taxable to stockholders as long-term capital gain (to the extent such distributions do not exceed the Fund’s net capital gain for the taxable year), regardless of how long a stockholder has held Fund shares, and do not qualify as dividends for purposes of the dividends-received deduction or as qualified dividend income. Each Fund will report capital gain dividends, if any, in a written statement furnished to its stockholders after the close of the Fund’s taxable year.

Fluctuations in foreign currency exchange rates may result in foreign exchange gain or loss on transactions in foreign currencies, foreign currency-denominated debt obligations, and certain foreign currency options, futures contracts and forward contracts. Such gains or losses are generally characterized as ordinary income or loss for tax purposes. A Fund must make certain distributions in order to qualify as a RIC, and the timing of and character of transactions such as foreign currency-related gains and losses may result in the fund paying a distribution treated as a return of capital. Such distribution is nontaxable to the extent of the recipient’s basis in its shares.

Some states will not tax distributions made to individual stockholders that are attributable to interest a Fund earned on direct obligations of the U.S. government if the Fund meets the state’s minimum investment or reporting requirements, if any. Investments in GNMA or FNMA securities, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities generally do not qualify for state-tax-free treatment. This exemption may not apply to corporate stockholders.

Sales and Exchanges of Fund Shares

If a stockholder sells, pursuant to a cash or in-kind redemption, or exchanges the stockholder’s Fund shares, subject to the discussion below , the stockholder generally will recognize a taxable capital gain or loss on the difference between the amount received for the shares (or deemed received in the case of an exchange) and the stockholder’s tax basis in the shares. This gain or loss will be long-term capital gain or loss if the stockholder has held such Fund shares for more than one year at the time of the sale or exchange, and short-term otherwise.

If a stockholder sells or exchanges Fund shares within 90 days of having acquired such shares and if, before January 31 of the calendar year following the calendar year of the sale or exchange, as a result of having initially acquired those shares, the stockholder subsequently pays a reduced sales charge on a new purchase of shares of the Fund or a different RIC, the sales charge previously incurred in acquiring the Fund’s shares generally shall not be taken into account (to the extent the previous sales charges do not exceed the reduction in sales charges on the new purchase) for the purpose of determining the amount of gain or loss on the disposition, but generally will be treated as having been incurred in the new purchase. Also, if a stockholder recognizes a loss on a disposition of Fund shares, the loss will be disallowed under the “wash sale” rules to the extent the stockholder purchases substantially identical shares within the 61-day period beginning 30 days before and ending 30 days after the disposition. Any disallowed loss generally will be reflected in an adjustment to the tax basis of the purchased shares.

If a stockholder receives a capital gain dividend with respect to any Fund share and such Fund share is held for six months or less, then (unless otherwise disallowed) any loss on the sale or exchange of that Fund share will be treated as a long-term capital loss to the extent of the capital gain dividend. If such loss is incurred from the redemption of shares pursuant to a periodic redemption plan then U.S. Treasury regulations may permit an exception to this six-month rule. No such regulations have been issued as of the date of this SAI.

Corporate Stockholders

Subject to limitation and other rules, a corporate stockholder of a Fund may be eligible for the FATCA deduction on Fund distributions attributable to dividends received by the Fund from domestic corporations, which, if received directly by the corporate stockholder, would qualify for such a deduction. For eligible corporate stockholders, the dividends-received deduction may be subject to certain reductions, and a distribution by a Fund attributable to dividends of a domestic corporation will be eligible for the deduction only if certain holding period and other requirements are met. These requirements are complex; therefore, corporate stockholders of the Funds are urged to consult their own tax advisers and financial planners.

U.S. Federal Income Tax Rates

Noncorporate Fund stockholders (i.e., individuals, trusts and estates) are taxed at a maximum rate of 37% on ordinary income and 20% on net capital gain.

In general, “qualified dividend income” realized by noncorporate Fund stockholders is taxable at the same rate as net capital gain. Generally, qualified dividend income is dividend income attributable to certain U.S. and foreign corporations, as long as certain holding period requirements are met. In general, if less than 95% of a Fund’s income is attributable to qualified dividend income, then only the portion of the Fund’s distributions that are attributable to qualified dividend income and reported in writing as such in a timely manner will be so treated in the hands of individual stockholders. Payments received by a Fund from securities lending, repurchase, and other derivative transactions ordinarily will not qualify. The rules attributable to the qualification of Fund distributions as qualified dividend income are complex, including the holding period requirements. Individual Fund stockholders therefore are urged to consult their own tax advisers and financial planners.

The maximum stated corporate U.S. federal income tax rate applicable to ordinary income and net capital gain is 21%. Actual marginal tax rates may be higher for some stockholders, for example, through reductions in deductions. Distributions from a Fund may qualify for the “dividends-received deduction” applicable to corporate stockholders with respect to certain dividends. Naturally, the amount of tax payable by any taxpayer will be affected by a combination of tax laws covering, for example, deductions, credits, deferrals, exemptions, sources of income and other matters.

In addition, a noncorporate Fund stockholders generally will be subject to an additional 3.8% tax on its “net investment income,” which ordinarily includes taxable distributions received from the corresponding Fund and taxable gain on the disposition of Fund shares if the stockholder meets a taxable income test.

Under the Foreign Account Tax Compliance Act, or “FATCA,” U.S. federal income tax withholding at a 30% rate will be imposed on dividends and proceeds of redemptions in respect of Fund shares received by Fund stockholders who own their shares through foreign accounts or foreign intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied. The Funds will not pay any additional amounts in respect to any amounts withheld.

Backup Withholding

A Fund is generally required to withhold and remit to the U.S. Treasury, subject to certain exemptions (such as for certain corporate or foreign stockholders), an amount equal to 28% of all distributions and redemption proceeds (including proceeds from exchanges and redemptions in-kind) paid or credited to a Fund stockholder if (i) the stockholder fails to furnish the Fund with a correct “taxpayer identification number” (“TIN”), (ii) the stockholder fails to certify under penalties of perjury that the TIN provided is correct, (iii) the stockholder fails to make certain other certifications, or (iv) the IRS notifies the Fund that the stockholder’s TIN is incorrect or that the stockholder is otherwise subject to backup withholding. Backup withholding is not an additional tax imposed on the stockholder. The stockholder may apply amounts withheld as a credit against the stockholder’s U.S. federal income tax liability and may obtain a refund of any excess amounts withheld, provided that the required information is furnished to the IRS. If a stockholder fails to furnish a valid TIN upon request, the stockholder can also be subject to IRS penalties. A stockholder may generally avoid backup withholding by furnishing a properly completed IRS Form W-9. State backup withholding may also be required to be withheld by the Funds under certain circumstances.

Foreign Stockholders

For purposes of this discussion, “foreign stockholders” include: (i) nonresident alien individuals, (ii) foreign trusts (i.e., a trust other than a trust with respect to which a U.S. court is able to exercise primary supervision over administration of that trust and one or more U.S. persons have authority to control substantial decisions of that trust), (iii) foreign estates (i.e., the income of which is not subject to U.S. tax regardless of source), and (iv) foreign corporations.

Generally, distributions made to foreign stockholders will be subject to non-refundable U.S. federal income tax withholding at a 30% rate (or such lower rate provided under an applicable income tax treaty) even if they are funded by income or gains (such as portfolio interest, short-term capital gain, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to such withholding.

Under legislation that has been available from time to time, a Fund could report in writing to its stockholders certain distributions made to foreign stockholders that would not be subject to U.S. federal income tax withholding where the distribution is attributable to specific sources (such as “portfolio interest” and short-term capital gain), certain requirements are met and the Fund makes appropriate designations to pay such “exempt” distributions. Even if a Fund realizes income from such sources, no assurance can be made the Fund would meet such requirements or make such designations. Where Fund shares are held through an intermediary, even if a Fund makes the appropriate designation, the intermediary may withhold U.S. federal income tax.

Capital gains dividends and gains recognized by a foreign stockholder on the redemption of Fund shares generally will not be subject to U.S. federal income tax withholding, provided that certain requirements are satisfied.

Under FATCA, a withholding tax of 30% will be imposed on dividends on, and the gross proceeds of a disposition of, Fund shares paid to certain foreign stockholders unless various information reporting requirements are satisfied. Such withholding tax will generally apply to non-U.S. financial institutions, which are generally defined for this purpose as non-U.S. entities that (i) accept deposits in the ordinary course of a banking or similar business, (ii) are engaged in the business of holding financial assets for the account of others, or (iii) are engaged or hold themselves out as being engaged primarily in the business of investing, reinvesting, or trading in securities, partnership interests, commodities, or any interest in such assets. Prospective foreign stockholders are encouraged to consult their tax advisors regarding the implications of FATCA on their investment in a Fund.

Before investing in a Fund’s shares, a prospective foreign stockholder should consult with its own tax advisors, including whether the stockholder’s investment can qualify for benefits under an applicable income tax treaty.

Tax-Deferred Plans

Shares of the Funds may be available for a variety of tax-deferred retirement and other tax-advantaged plans and accounts. Prospective investors should contact their tax advisers and financial planners regarding the tax consequences to them of holding Fund shares through such plans and/or accounts.

Tax-exempt stockholders should contact their tax advisers and financial planners regarding the tax consequences to them of an investment in the Funds.

Any investment in residual interests of a collateralized mortgage obligation that has elected to be treated as a REMIC can create complex U.S. federal income tax consequences, especially if a Fund has state or local governments or other tax-exempt organizations as stockholders.

Special tax consequences apply to charitable remainder trusts (“CRTs”) (as defined in Section 664 of the Code) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. CRTs are urged to consult their own tax advisers and financial planners concerning these special tax consequences.

Tax Shelter Reporting Regulations

Generally, under U.S. Treasury regulations, if an individual stockholder recognizes a loss of $2 million or more, or if a corporate stockholder recognizes a loss of $10 million or more, with respect to Fund shares, the stockholder must file with the IRS a disclosure statement on Form 8886. Direct stockholders of securities are in many cases exempt from this reporting requirement, but under current guidance, stockholders of a RIC are not exempt. Future guidance may extend the current exemption from this reporting requirement to stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Stockholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Cost Basis Reporting

In general, each Fund must report “cost basis” information to its stockholders and the IRS for redemptions of “covered shares.” Fund shares purchased on or after January 1, 2012 are generally treated as covered shares. By contrast, Fund shares purchased before January 1, 2012 or shares without complete cost basis information are generally treated as noncovered shares. Fund stockholders should consult their tax advisors to obtain more information about how these cost basis rules apply to them and determine which cost basis method allowed by the IRS is best for them.

Recently Enacted Tax Legislation

Under recently enacted tax legislation, the Fund may be required to recognize income sooner than it otherwise would (as described above), which also may result in a change in its methods of tax accounting. The full effects of this tax legislation are not certain. Potential stockholders are urged to consult with their tax advisors before investment in the Fund to determine the impact to them (including indirectly through the Fund) of this tax legislation.

Prospective stockholders should recognize that the present U.S. federal income tax treatment of the Funds and their stockholders may be modified by legislative, judicial or administrative actions at any time, which may be retroactive in effect. The rules dealing with U.S. federal income taxation are constantly under review by Congress, the IRS and the Treasury Department, and statutory changes as well as promulgation of new regulations, revisions to existing statutes, and revised interpretations of established concepts occur frequently. You should consult your advisors concerning the status of legislative proposals that may pertain to holding Fund shares.

The foregoing summary should not be considered to describe fully the income and other tax consequences of an investment in the Fund. Fund investors are strongly urged to consult with their tax advisors, with specific reference to their own situations, with respect to the potential tax consequences of an investment in the Fund.

STOCKHOLDER MEETINGS

The Maryland General Corporation Law permits registered investment companies, such as the Corporation, to operate without an annual meeting of stockholders under specified circumstances if an annual meeting is not required by the Act. The Corporation has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by stockholders under the Act.

The Corporation’s Bylaws also contain procedures for the removal of directors by its stockholders. At any meeting of stockholders, duly called and at which a quorum is present, the stockholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Corporation shall promptly call a special meeting of stockholders for the purpose of voting upon the question of removal of any director. Whenever ten or more stockholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Corporation’s Secretary in writing, stating that they wish to communicate with other stockholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all stockholders as recorded on the books of the Corporation; or (2) inform such applicants as to the approximate number of stockholders of record and the approximate cost of mailing to them the proposed communication and form of request.

If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all stockholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all stockholders with reasonable promptness after the entry of such order and the renewal of such tender.

CAPITAL STRUCTURE

The Corporation’s Articles of Incorporation, as amended and supplemented, permit the Directors to issue 4,000,000,000 shares of common stock, with a $.0001 par value. The Board of Directors has the power to designate one or more classes (“series”) of shares of common stock and to classify or reclassify any unissued shares with respect to such series. Currently the Corporation is offering five series, the Leuthold Core Investment Fund, the Leuthold Global Fund, the Leuthold Select Industries Fund, the Leuthold Global Industries Fund and the Grizzly Short Fund. The Leuthold Core Investment Fund, the Leuthold Global Fund and the Leuthold Global Industries Fund offer two classes of shares, Retail Shares and Institutional Shares.

The shares of each Fund are fully paid and non-assessable; have no preference as to conversion, exchange, dividends, retirement or other features; and have no preemptive rights. Such shares have non-cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they so choose. Generally shares are voted in the aggregate and not by each Fund, except where class voting rights by Fund is required by Maryland law or the Act.

The shares of each Fund have the same preferences, limitations and rights, except that all consideration received from the sale of shares of a Fund, together with all income, earnings, profits and proceeds thereof, belong to that Fund and are charged with the liabilities in respect of that Fund and of that Fund’s share of the general liabilities of the Corporation in the proportion that the total net assets of the Fund bears to the total net assets of all of the Funds. However, the Board of Directors of the Corporation may, in its discretion direct that any one or more general liabilities of the Corporation be allocated among the Funds on a different basis. The net asset value per share of each Fund is based on the assets belonging to that Fund less the liabilities charged to that Fund, and dividends are paid on shares of each Fund only out of lawfully available assets belonging to that Fund. In the event of liquidation or dissolution of the

Corporation, the stockholders of each Fund will be entitled, out of the assets of the Corporation available for distribution, to the assets belonging to such Fund.

The Retail Shares and Institutional Shares represent an interest in the same assets of the Leuthold Core Investment Fund, the Leuthold Global Fund and the Leuthold Global Industries Fund, as the case may be, have the same rights and are identical in all material respects except that (1) Retail Shares of the Leuthold Global Fund and the Leuthold Global Industries Fund bear distribution (12b-1) fees and Institutional Shares are not subject to such fees; (2) Retail Shares of the Leuthold Core Investment Fund bear annual service fees and Institutional Shares are not subject to such fees; (3) Institutional Shares are available only to stockholders who invest directly in the Leuthold Core Investment Fund, the Leuthold Global Fund and the Leuthold Global Industries Fund, as the case may be, or who invest through a broker-dealer, financial institution or servicing agent that does not receive a service fee from the Leuthold Core Investment Fund, the Leuthold Global Fund and the Leuthold Global Industries Fund, as the case may be, or the Adviser; and (4) that the Board of Directors may elect to have certain expenses specific to the Retail Shares or Institutional Shares be borne solely by the Class to which such expenses are attributable, but any expenses not specifically allocated to the Retail Shares or Institutional Shares shall be allocated to each such Class on the basis of the net asset value of that Class in relation to the net asset value of the Leuthold Core Investment Fund, the Leuthold Global Fund and the Leuthold Global Industries Fund, as the case may be. With respect to Institutional Shares of the Leuthold Core Investment Fund, the Leuthold Global Fund and the Leuthold Global Industries Fund held by financial intermediaries in omnibus accounts, these Funds may pay a fee in respect of the provision of sub-transfer and related services to beneficial owners in omnibus accounts maintained by such financial intermediaries with these Funds (Omnibus Account Fees); provided that the aggregate Omnibus Account Fees may not exceed 0.15% of the applicable Fund’s average daily net assets allocable to Institutional Shares.

DESCRIPTION OF SECURITIES RATINGS

The Leuthold Core Investment Fund, the Leuthold Global Fund and the Leuthold Global Industries Fund (or a registered investment company in which the Leuthold Core Investment Fund, the Leuthold Global Fund or the Leuthold Global Industries Fund invests) may invest in bonds and debentures assigned ratings of either Standard & Poor’s Corporation (“Standard & Poor’s”) or Moody’s Investors Service, Inc. (“Moody’s”). As also set forth below, the Leuthold Core Investment Fund, the Leuthold Global Fund and the Leuthold Global Industries Fund may invest in commercial paper and commercial paper master notes rated by Standard & Poor’s or Moody’s. A brief description of the ratings symbols and their meanings follows.

Standard & Poor’s Debt Ratings. A Standard & Poor’s corporate or municipal debt rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation.

The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

I.	Likelihood of default - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

II.	Nature of and provisions of the obligation;

III.	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue ratings definitions are expressed in terms of default risk. As such they pertain to senior obligations of such entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy.

AAA - Debt rated AAA has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the higher rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debts in this category than in higher rated categories.

BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody’s Bond Ratings.

Moody’s ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed.

Aaa - Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered to be medium-grade obligations (namely, they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

Standard & Poor’s Commercial Paper Ratings. A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. The categories rated A-3 or higher are as follows:

A-1. This highest category indicates that the degree of safety regarding timely payment is strong. Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2. Capacity for timely payment on issues with this designation is satisfactory. However the relative degree of safety is not as high as for issuers designed “A-1.”

A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designation.

Moody’s Short-Term Debt Ratings. Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

●	Leading market positions in well-established industries.

●	High rates of return on funds employed.

●	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

●	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

●	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, 220 South Sixth Street, Suite 1400, Minneapolis, Minnesota 55402, serves as the independent registered public accounting firm for the Funds.

PART C

OTHER INFORMATION

Item 28	Exhibits

	(a)(i)	Registrant’s Articles of Incorporation (1)

	(a)(ii)	Articles Supplementary (2)

	(a)(iii)	Articles Supplementary (2)

	(a)(iv)	Articles Supplementary (5)

	(a)(v)	Articles Supplementary (6)

	(a)(vi)	Articles Supplementary (7)

	(a)(vii)	Articles Supplementary (8)

	(a)(viii)	Articles Supplementary (9)

	(a)(ix)	Articles Supplementary (10)

	(a)(x)	Articles Supplementary (11)

	(a)(xi)	Articles Supplementary (12)

	(b)	Registrant’s Bylaws (1)

	(c)	None

	(d)(i)	Investment Advisory Agreement (Leuthold Core Investment Fund) – filed herewith

	(d)(ii)	Investment Advisory Agreement (Leuthold Global Fund) (13)

	(d)(iii)	First Amendment to Investment Advisory Agreement (Leuthold Global Fund) – filed herewith

	(d)(iv)	Investment Advisory Agreement (Leuthold Select Industries Fund) (14)

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(d)(v)	Investment Advisory Agreement (Grizzly Short Fund) (2)

(d)(vi)	Investment Advisory Agreement (Leuthold Global Industries Fund) (14)

(e)	None

(f)	None

(g)	Custody Agreement with U.S. Bank National Association (4)

(h)(i)	Fund Administration Servicing Agreement with U.S. Bancorp Fund Services, LLC (4)

(h)(ii)	Transfer Agent Servicing Agreement with U.S. Bancorp Fund Services, LLC (4)

(h)(iii)	Fund Accounting Servicing Agreement with U.S. Bancorp Fund Services, LLC (4)

(h)(iv)	Service Plan for Leuthold Select Industries Fund and Grizzly Short Fund (2)

(h)(v)	Service Plan for Leuthold Core Investment Fund (3)

(i)	Opinion of Foley & Lardner LLP – filed herewith

(j)	Consent of Ernst & Young LLP – filed herewith

(k)	None

(l)	Subscription Agreement (1)

(m)(i)	Service and Distribution Plan for Leuthold Global Fund (9)

(m)(ii)	Service and Distribution Plan for Leuthold Global Industries Fund (12)

(n)	Amended and Restated Rule 18f-3 Multi-Class Plan (12)

(p)(i)	Code of Ethics of Leuthold Funds, Inc. and Leuthold Weeden Capital Management, LLC (15)

(p)(ii)	Code of Ethics of Rafferty Capital Markets, LLC (14)

(1)	Previously filed as an exhibit to Post-Effective Amendment No. 3 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 3 was filed on January 26, 1998 and its accession number is 0000897069-98-000011.

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(2)	Previously filed as an exhibit to Post-Effective Amendment No. 6 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 6 was filed on March 31, 2000 and its accession number is 0000897069-00-000206.

(3)	Previously filed as an exhibit to Post-Effective Amendment No. 9 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 9 was filed on January 31, 2002 and its accession number is 0000897069-02-000061.

(4)	Previously filed as an exhibit to Post-Effective Amendment No. 12 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 12 was filed on February 19, 2004 and its accession number is 0000897069-04-000430.

(5)	Previously filed as an exhibit to Post-Effective Amendment No. 16 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 16 was filed on January 30, 2006 and its accession number is 0000897069-06-000222.

(6)	Previously filed as an exhibit to Post-Effective Amendment No. 18 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 18 was filed on May 19, 2006 and its accession number is 0000897069-06-001366.

(7)	Previously filed as an exhibit to Post-Effective Amendment No. 20 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 20 was filed on November 13, 2006 and its accession number is 0000897069-06-002390.

(8)	Previously filed as an exhibit to Post-Effective Amendment No. 22 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 22 was filed on January 30, 2007 and its accession number is 0000897069-07-000221.

(9)	Previously filed as an exhibit to Post-Effective Amendment No. 24 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 24 was filed on November 16, 2007 and its accession number is 0000897069-07-002059.

(10)	Previously filed as an exhibit to Post-Effective Amendment No. 25 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 25 was filed on January 31, 2008 and its accession number is 0000897069-08-000193.

(11)	Previously filed as an exhibit to Post-Effective Amendment No. 28 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 28 was filed on November 30, 2009 and its accession number is 0000897101-09-002462.

(12)	Previously filed as an exhibit to Post-Effective Amendment No. 31 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 31 was filed on May 13, 2010 and its accession number is 0000897101-10-001026.

(13)	Previously filed as an exhibit to Post-Effective Amendment No. 34 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 34 was filed on January 31, 2012 and its accession number is 0000897101-12-000129.

(14)	Previously filed as an exhibit to Post-Effective Amendment No. 40 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 40 was filed on January 29, 2015 and its accession number is 0000897101-15-000103.

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(15)	Previously filed as an exhibit to the Annual Report for the fiscal year ended September 30, 2015 and incorporated by reference thereto. Annual Report for the fiscal year ended September 30, 2015 was filed on December 4, 2015 and its accession number is 0000894189-15-006196.

Item 29                 Persons Controlled by or under Common Control with Registrant

Registrant is not controlled by any person. Registrant neither controls any person nor is under common control with any other person.

Item 30                 Indemnification

Pursuant to the authority of the Maryland General Corporation Law, particularly Section 2-418 thereof, Registrant’s Board of Directors has adopted the following bylaw which is in full force and effect and has not been modified or cancelled:

Article VII

GENERAL PROVISIONS

Section 7.               Indemnification.

A.       The Corporation shall indemnify all of its corporate representatives against expenses, including attorneys fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by them in connection with the defense of any action, suit or proceeding, or threat or claim of such action, suit or proceeding, whether civil, criminal, administrative, or legislative, no matter by whom brought, or in any appeal in which they or any of them are made parties or a party by reason of being or having been a corporate representative, if the corporate representative acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation and with respect to any criminal proceeding, if he had no reasonable cause to believe his conduct was unlawful provided that the corporation shall not indemnify corporate representatives in relation to matters as to which any such corporate representative shall be adjudged in such action, suit or proceeding to be liable for gross negligence, willful misfeasance, bad faith, reckless disregard of the duties and obligations involved in the conduct of his office, or when indemnification is otherwise not permitted by the Maryland General Corporation Law.

B.       In the absence of an adjudication which expressly absolves the corporate representative, or in the event of a settlement, each corporate representative shall be indemnified hereunder only if there has been a reasonable determination based on a review of the facts that indemnification of the corporate representative is proper because he has met the applicable standard of conduct set forth in paragraph A. Such determination shall be made: (i) by the board of directors, by a majority vote of a quorum which consists of directors who were not parties to the action, suit or proceeding, or if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors, not, at the time, parties to the action, suit or proceeding and who were duly designated to act in the matter by the full board in which the designated directors who are parties to the action, suit or proceeding may participate; or (ii) by special legal counsel selected by the board of directors or a committee of the board by vote as set forth in (i) of this paragraph, or, if the requisite quorum of the full board

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cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties to the action, suit or proceeding may participate.

C.       The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall create a rebuttable presumption that the person was guilty of willful misfeasance, bad faith, gross negligence or reckless disregard to the duties and obligations involved in the conduct of his or her office, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

D.       Expenses, including attorneys’ fees, incurred in the preparation of and/or presentation of the defense of a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding as authorized in the manner provided in Section 2-418(F) of the Maryland General Corporation Law upon receipt of: (i) an undertaking by or on behalf of the corporate representative to repay such amount unless it shall ultimately be determined that he or she is entitled to be indemnified by the corporation as authorized in this bylaw; and (ii) a written affirmation by the corporate representative of the corporate representative’s good faith belief that the standard of conduct necessary for indemnification by the corporation has been met.

E.       The indemnification provided by this bylaw shall not be deemed exclusive of any other rights to which those indemnified may be entitled under these bylaws, any agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person subject to the limitations imposed from time to time by the Investment Company Act of 1940, as amended.

F.       This corporation shall have power to purchase and maintain insurance on behalf of any corporate representative against any liability asserted against him or her and incurred by him or her in such capacity or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under this bylaw provided that no insurance may be purchased or maintained to protect any corporate representative against liability for gross negligence, willful misfeasance, bad faith or reckless disregard of the duties and obligations involved in the conduct of his or her office.

G.       “Corporate Representative” means an individual who is or was a director, officer, agent or employee of the corporation or who serves or served another corporation, partnership, joint venture, trust or other enterprise in one of these capacities at the request of the corporation and who, by reason of his or her position, is, was, or is threatened to be made, a party to a proceeding described herein.

Insofar as indemnification for and with respect to liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses

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incurred or paid by a director, officer or controlling person or Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31                 Business and Other Connections of the Investment Adviser

Incorporated by reference to the Statement of Additional Information pursuant to Rule 411 under the Securities Act of 1933, as amended.

Item 32                 Principal Underwriters

Rafferty Capital Markets, LLC, 1010 Franklin Avenue, Garden City, NY 11530, serves as principal underwriter for the Adirondack Funds, Bretton Funds, Castle Focus Fund, Chou America Mutual Fund, Christopher Weil & Co. Funds, Direxion Funds, Ensemble Fund, Entrepreneur Shares, Epiphany Funds, Forefront Income Trust, FMI Funds, Leuthold Funds, NWM Momentum Fund, Reynolds Funds, Satuit Funds, Sparrow Funds, State Trust, Taylor-Frigon Core Growth Fund, Triad Small Cap Value Fund, Walthausen Funds and Wireless Fund.

The director and officers of Rafferty Capital Markets, LLC are:

Name *	Positions and Offices with Underwriter	Position and Offices with Registrant

Kathleen Rafferty	President	None

Stephen P. Sprague	Chief Financial Officer	None

*	The principal business address of each of the persons listed above is 1010 Franklin Avenue, Garden City, New York 11530.

Item 33                 Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of Registrant and Registrant’s Administrator as follows: the documents required to be maintained by paragraphs (5), (6), (7), (10) and (11) of Rule 31a-1(b) will be maintained by the Registrant at 33 South Sixth Street, Suite 4600, Minneapolis, Minnesota, 55402; and all other records will be maintained by the Registrant’s Administrator, U.S. Bancorp Fund Services, LLC at 615 East Michigan Street, Milwaukee, Wisconsin, 53202. In addition, Iron Mountain Records Management and Efolder are off-site storage facilities housing historical records that are no longer required to be maintained on-site. The addresses for Iron Mountain Records Management is 9715 James Avenue S., Bloomington, MN, 55438; 950 Apollo Road, Eagan, MN 55121 and 2085 Ellis Avenue, St. Paul, MN 55144. The address for Efolder is 2340 Perimeter Park Drive, Atlanta, GA 20241.

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Item 34                 Management Services

All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 35                 Undertakings

Registrant undertakes to furnish each person to whom a prospectus is delivered a copy of Registrant’s latest annual report to shareholders, upon request and without charge.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Amended Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis and State of Minnesota on the 26th day of January, 2018.

LEUTHOLD FUNDS, INC.
(Registrant)

By:	/s/ John C. Mueller
John C. Mueller, President

Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Name	Title	Date

/s/ John C. Mueller	President (Principal Executive Officer) and a Director
John C. Mueller		January 26, 2018

/s/ Holly J. Weiss	Secretary and Treasurer
Holly J. Weiss	(Principal Financial and Accounting Officer)	January 26, 2018

/s/ Lawrence L. Horsch	Director
Lawrence L. Horsch		January 26, 2018

/s/ Paul M. Kelnberger	Director
Paul M. Kelnberger		January 26, 2018

Director
Addison L. Piper		January 26, 2018

Signature Page

EXHIBIT INDEX

Exhibit No.	Description

(a)(i)	Registrant’s Articles of Incorporation*

(a)(ii)	Articles Supplementary*

(a)(iii)	Articles Supplementary*

(a)(iv)	Articles Supplementary*

(a)(v)	Articles Supplementary*

(a)(vi)	Articles Supplementary*

(a)(vii)	Articles Supplementary*

(a)(viii)	Articles Supplementary*

(a)(ix)	Articles Supplementary*

(a)(x)	Articles Supplementary*

(a)(xi)	Articles Supplementary*

(b)	Registrant’s Bylaws*

(c)	None

(d)(i)	Investment Advisory Agreement (Leuthold Core Investment Fund) – filed herewith

(d)(ii)	Investment Advisory Agreement (Leuthold Global Fund)*

(d)(iii)	First Amendment to Investment Advisory Agreement (Leuthold Global Fund) – filed herewith

(d)(iv)	Investment Advisory Agreement (Leuthold Select Industries Fund)*

(d)(v)	Investment Advisory Agreement (Grizzly Short Fund)*

(d)(vi)	Investment Advisory Agreement (Leuthold Global Industries Fund)*

(e)	None

Exhibit No.	Description

(f)	None

(g)	Custody Agreement with U.S. Bank National Association*

(h)(i)	Fund Administration Servicing Agreement with U.S. Bancorp Fund Services, LLC*

(h)(ii)	Transfer Agent Servicing Agreement with U.S. Bancorp Fund Services, LLC*

(h)(iii)	Fund Accounting Servicing Agreement with U.S. Bancorp Fund Services, LLC*

(h)(iv)	Service Plan for Leuthold Select Industries Fund and Grizzly Short Fund*

(h)(v)	Service Plan for Leuthold Core Investment Fund*

(i)	Opinion of Foley & Lardner LLP – filed herewith

(j)	Consent of Ernst & Young LLP – filed herewith

(k)	None

(l)	Subscription Agreement*

(m)(i)	Service and Distribution Plan for Leuthold Global Fund*

(m)(ii)	Service and Distribution Plan for Leuthold Global Industries Fund*

(n)	Amended and Restated Rule 18f-3 Multi-Class Plan*

(p)(i)	Code of Ethics of Leuthold Funds, Inc. and Leuthold Weeden Capital Management, LLC*

(p)(ii)	Code of Ethics of Rafferty Capital Markets, LLC*

*Filed previously.